                                  P I M C O


                               EMERGING MARKETS

                          . INTERNATIONAL DEVELOPED .

                             CAPITAL APPRECIATION

                     . MID CAP GROWTH . MICRO CAP GROWTH .

                        SMALL CAP GROWTH . CORE EQUITY

                      . MID CAP EQUITY . EQUITY INCOME .

                            VALUE . SMALL CAP VALUE

                         . ENHANCED EQUITY . BALANCED



                                                   PIMCO Funds
                                                   Annual Report . June 30, 1997

Contents
Chairman's Message                                         1
Market Review                                              2
Investment Performance
   Emerging Markets Fund                                   3
   International Developed Fund                            4
   Capital Appreciation Fund                               5
   Mid Cap Growth Fund                                     6
   Micro Cap Growth Fund                                   7
   Small Cap Growth Fund                                   8
   Core Equity Fund                                        9
   Mid Cap Equity Fund                                    10
   Equity Income Fund                                     11
   Value Fund                                             12
   Small Cap Value Fund                                   13
   Enhanced Equity Fund                                   14
   Balanced Fund                                          15
Statement of Assets and Liabilities                       16
Statement of Operations                                   18
Statement of Changes in Net Assets                        20
Financial Highlights                                      24
Schedules of Investments
   Emerging Markets Fund                                  32
   International Developed Fund                           34
   Capital Appreciation Fund                              36
   Mid Cap Growth Fund                                    37
   Micro Cap Growth Fund                                  39
   Small Cap Growth Fund                                  40
   Core Equity Fund                                       42
   Mid Cap Equity Fund                                    43
   Equity Income Fund                                     44
   Value Fund                                             45
   Small Cap Value Fund                                   46
   Enhanced Equity Fund                                   48
   Balanced Fund                                          50
Notes to Financial Statements                             52
Report of Independent Accountants                         60
Shareholder Vote                                          61
Federal Income Tax Information                            62

Chairman's Message


Dear Shareholder:

Financial markets, particularly the stock market, continued to surprise many financial experts by posting strong results. For the one-year period ended June 30, 1997, the stock market, as measured by the Standard & Poor's 500 Index of stocks, rose 34.7%. The overall bond market, as measured by the Lehman Aggregate Bond Index, posted an 8.2% return.

Volatility Continues While the financial markets posted gains over the last year, it was anything but a smooth ride. Stock and bond prices often fluctuated significantly, as investors focused on the latest news regarding economic growth, inflation, interest rates and corporate earnings.

Earlier in the year it appeared the financial markets' good fortunes could be coming to an end. Market gyrations were sharpest from mid-March to early May 1997, as both stocks and bonds experienced sharp losses, followed immediately by strong gains. As such, investors who resisted the urge to react to short-term events were rewarded for their patience. In fact, practically every sector of the stock and bond markets posted gains during the second quarter of 1997.

Looking Ahead As I write this letter, there are positive signs for continued market strength. These include the balanced budget accord, potential tax cuts, slow but steady economic growth and few signs of increased inflation. Yet, concerns do exist. The bull market in stocks is nearing an unprecedented seventh year. Many market observers, including Federal Reserve Chairman Alan Greenspan, have expressed concerns regarding soaring stock prices.

No matter what the next short-term move in the market is, it is important for investors to maintain a longer-term perspective with regard to their financial holdings. We urge shareholders to have realistic expectations for investment performance, especially in the stock market.

A Stronger Fund Family One final note--in January, 1997, the PIMCO Advisors Funds consolidated with the institutional PIMCO Funds family. We are now one of the largest fund families in the U.S., with over $27 billion in assets under management, and we offer forty-one institutional equity and fixed income mutual funds to help meet your financial needs.

With the consolidation, we have two separate prospectuses and shareholder reports for the PIMCO Funds family, one primarily for our stock funds (PIMCO
Funds: Multi-Manager Series), and the second primarily for our bond funds (PIMCO
Funds: Pacific Investment Management Series). Shareholders of the Multi-Manager Series will receive reports for fiscal periods ending June 30 and December 31. Shareholders of the Pacific Investment Management Series will receive reports for fiscal periods ending March 31 and September 30.

We appreciate the trust you have placed in us as we work to help you meet your financial objectives.

Sincerely,

/s/ William D. Cvengros

William D. Cvengros
Chairman of the Board
July 31, 1997



                                                          1997 Annual Report / 1

Market Review


The Stock Market

The Bull Market Rolls On

As 1997 began, investors flocked to large-capitalization stocks, and the S&P 500 Index surged ahead nearly 9% by the middle of February. While the large-cap gain was impressive, most other sectors of the stock market did not fare as well--most notably small-cap and many technology stocks.

      But, in mid-March, it appeared the bull market would finally come to a close. Stock prices fell, as signs of strong economic growth led to fears of rising inflation and interest rates. These increases typically hurt stock prices, as they can ultimately take a toll on corporate profits. While all sectors of the stock market fell, small-cap, mid-cap and technology issues felt the brunt of the decline.

      Then, just as investors were bracing themselves for further adversity, the stock market displayed amazing resiliency. By the end of June 1997, virtually every sector of the stock market had rebounded--in many cases dramatically so. Year-to-date through June 30, 1997, the S&P 500 Index was up nearly 21%. And small-cap stocks, which had posted negative returns during the first three months of the year, surged ahead 16% during the second quarter. International stocks have also turned in strong results, led by emerging market stocks, which have posted a 16% return during the first half of the year.

      Looking ahead, we are cautiously optimistic about the prospects for the stock market. The optimism lies in the fact that the current environment is positive, and corporate profits are healthy. However, if inflation and interest rates move upwards, we could see an acceleration in market volatility. Given this scenario, it's important for investors to maintain a long-term outlook and ensure that their portfolios are adequately diversified.

The Bond Market

A Reversal of Fortune?

Over the last year, the bond market has seen its share of ups and downs. Investors have spent a great deal of time and energy attempting to determine the direction of the economy and inflation. As a result, short-term news often led to heightened interest rate volatility.

       This calendar year initially looked a lot like the start of 1996, as it began with a promising outlook for the economy and interest rates. However, in a repeat performance, the bond market retreated when it appeared that economic growth was accelerating. Interest rates moved steadily upward from late February through April, 1997, as a result of stronger-than-expected economic growth.

       In an attempt to cool off the economy and make a preemptive strike against inflation, the Federal Reserve Board raised interest rates 1/4 of a percentage point in March. This caused long-term interest rates to surge above 7.1% by the end of the first quarter. Since that time, there have been increasing signs of slower economic growth, as evidenced by the Federal Reserve's decision not to raise interest rates again in early July. As a result, the bond market has rallied sharply.

       Through the first half of 1997, the best performing sectors of the bond market were also last year's winners--high yield and currency-hedged foreign bonds, in particular emerging market bonds. Mortgage-backed bonds have also fared well, as yields remained in a limited range, lowering the potential of mortgage prepayments.

       Despite this year's volatility, we feel the prospects for the bond market are bright. With an economic slowdown and stagnant inflation, the gradual decline in interest rates should continue. By the end of the year or in early 1998 we feel the yield on long-term Treasury bonds could fall as low as 6%.

                           [LINE GRAPH APPEARS HERE]

                                    657.44
                                    646.19
                                    638.73
                                    635.9
                                    662.49
                                    662.1
                                    665.21
                                    667.03
                                    651.99
                                    655.68
                                    680.54
                                    687.02
                                    686.19
                                    701.46
                                    700.66
                                    710.82
                                    700.92
                                    703.77
                                    730.82
                                    737.62
                                    748.73
                                    757.02
                                    739.6
                                    728.64
                                    748.87
                                    756.79
                                    748.03
                                    759.5
                                    776.17
                                    770.52
                                    786.16
                                    789.56
                                    808.48
                                    801.77
                                    790.82
                                    804.97
                                    793.17
                                    784.1
                                    773.88
                                    757.9
                                    737.65
                                    766.34
                                    765.37
                                    812.97
                                    824.78
                                    829.75
                                    847.03
                                    848.28
                                    858.01
                                    893.27
                                    898.7
                                    887.3

Stocks fought off a near-correction earlier in the year to continue their record pace.

                           [LINE GRAPH APPEARS HERE]

                                     7.194
                                     7.032
                                     6.976
                                     7.01
                                     6.745
                                     6.692
                                     6.77
                                     6.957
                                     7.12
                                     7.112
                                     6.95
                                     7.045
                                     6.91
                                     6.743
                                     6.847
                                     6.803
                                     6.817
                                     6.681
                                     6.508
                                     6.459
                                     6.438
                                     6.352
                                     6.513
                                     6.574
                                     6.608
                                     6.564
                                     6.734
                                     6.848
                                     6.825
                                     6.893
                                     6.792
                                     6.706
                                     6.527
                                     6.645
                                     6.805
                                     6.816
                                     6.944
                                     6.971
                                     7.09
                                     7.126
                                     7.169
                                     7.056
                                     7.145
                                     6.877
                                     6.893
                                     6.9
                                     6.989
                                     6.908
                                     6.776
                                     6.726
                                     6.663
                                     6.744

Interest rates fell after surging earlier in the year--benefiting bond investors.


2 / PIMCO Funds

Emerging Markets Fund


PORTFOLIO MANAGER:
Blairlogie Capital Management
Edinburgh, Scotland


TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

                                                Since
                        1 Yr.      3 Yrs.*      Inception*
                                                (6/93)

Emerging
Markets Fund
Inst'l Class (%)        10.85       2.25        11.25
-----------------------------------------------------------

MSCI Emerging
Markets Free Index (%)  12.80       6.96        14.30
-----------------------------------------------------------

                                                Since
                        1 Yr.      2 Yrs.*      Inception*
                                                (11/94)

Emerging
Markets Fund
Admin. Class (%)        10.45       8.98        (4.02)
-----------------------------------------------------------

MSCI Emerging
Markets Free Index (%)  12.80      10.62         1.18
-----------------------------------------------------------

* Annualized


--------------------------------------------------
  Portfolio Composition
  % of Total Investments as of June 30, 1997
--------------------------------------------------

Top Ten Common Stocks

Company
--------------------------------------------------
Telecomunicacoes Brasileiras - ADR            2.9%
--------------------------------------------------
Centrais Electricas Brasileiras - SA `B'      2.5%
--------------------------------------------------
Telefonos de Mexico - ADR                     2.0%
--------------------------------------------------
Korea Electric Power Corp.                    1.7%
--------------------------------------------------
Portugal Telecom SA                           1.4%
--------------------------------------------------
Bank International Indonesia                  1.4%
--------------------------------------------------
Compania de Telecomunicaciones
de Chile SA SP - ADR                          1.4%
--------------------------------------------------
YPF Sociedad Anonima - ADR                    1.3%
--------------------------------------------------
Banco Bradesco SA                             1.3%
--------------------------------------------------
Tata Engineering and
Locomotive Co. Limited SP - GDR               1.3%
--------------------------------------------------
Top Ten Total                                17.2%


Country Classifications

[PIE CHART APPEARS HERE]

      Brazil  13.7%
    Malaysia   9.5%
      Mexico   9.4%
       India   8.8%
      Israel   6.5%
South Africa   6.3%
       Chile   6.2%
      Turkey   6.0%
    Portugal   5.8%
 South Korea   5.0%
       Other  22.8%

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks long-term growth of capital; invests primarily in common stocks of companies located in emerging market countries.


--------------------------------------------------------------------------------
                      Cumulative Returns Since Inception Through June 30, 1997
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

         Emerging Markets Fund        MSCI Emerging Markets Free Index
              5,000,000.00                       5,000,000.00
              5,075,000.00                       5,148,160.00
              5,230,000.00                       5,284,250.00
              5,745,000.00                       5,730,450.00
              5,855,000.00                       5,940,000.00
              6,276,110.00                       6,472,980.00
              6,746,690.00                       6,759,420.00
              7,823,240.00                       7,876,640.00
              8,325,460.00                       8,020,040.00
              8,097,650.00                       7,877,370.00
              7,471,170.00                       7,164,490.00
              7,258,890.00                       7,021,210.00
              7,610,960.00                       7,261,520.00
              7,227,820.00                       7,061,360.00
              7,636,850.00                       7,500,370.00
              8,501,500.00                       8,431,340.00
              8,781,080.00                       8,527,140.00
              8,558,450.00                       8,373,240.00
              8,144,250.00                       7,937,780.00
              7,214,690.00                       7,300,450.00
              6,254,190.00                       6,523,750.00
              5,943,120.00                       6,356,420.00
              5,850,340.00                       6,396,700.00
              6,150,500.00                       6,683,880.00
              6,428,830.00                       7,039,400.00
              6,472,490.00                       7,060,510.00
              6,581,640.00                       7,218,680.00
              6,461,570.00                       7,048,310.00
              6,423,370.00                       7,015,230.00
              6,185,320.00                       6,747,220.00
              6,031,650.00                       6,627,120.00
              6,310,280.00                       6,921,380.00
              6,838,890.00                       7,413,470.00
              6,657,180.00                       7,295,570.00
              6,728,760.00                       7,352,450.00
              6,954,520.00                       7,646,580.00
              6,938,000.00                       7,612,160.00
              6,971,040.00                       7,659,390.00
              6,387,360.00                       7,136,300.00
              6,591,100.00                       7,319,010.00
              6,673,690.00                       7,382,710.00
              6,431,420.00                       7,185,610.00
              6,547,050.00                       7,306,310.00
              6,614,670.00                       7,337,560.00
              7,096,240.00                       7,837,950.00
              7,361,930.00                       8,173,450.00
              7,184,800.00                       7,958,530.00
              7,112,840.00                       7,972,840.00
              7,384,070.00                       8,200,830.00
              7,727,260.00                       8,640,160.00

The line graph above assumes the investment of $5,000,000 on 6/1/93, the Fund's Institutional Class inception, compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/1/94. The performance since inception (shown at left) begins 11/1/94. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Past performance is not an indication of future results.

       The Emerging Markets Fund delivered positive results for the year ended June 30, 1997, as the Fund's shares increased 10.9% and 10.5% for its Institutional and Administrative Class shares, respectively. However, these returns were behind that of the Fund's benchmark (the MCSI Emerging Markets Free Index).

       The manager's country allocations added significant value to the Fund over the past year. In particular, Latin America was very strong over the last quarter, led by Brazil, which was up 34%, Mexico (+25%) and Chile (+16%). These countries' economies have been able to continue their growth in an environment with relatively low inflation, spurred by thriving travel, food exportation and manufacturing. In addition, Chile's performance was aided by interest rates that have fallen much faster than anticipated.

       One success story for the Fund outside of Latin America was Tata Engineering (Telco), the largest truck manufacturer in India. This company is part of the Tata group conglomerate, whose products range from steel to software. In an expanding economy such as India's, lack of modern transportation systems is often the most serious impediment to growth. As the lead time to improve the rail system is long, the increased traffic of goods has to be accommodated on the roads. Tata Engineering has greatly expanded capacity to take care of this situation.

       Stock selection within other countries detracted from returns. Specifically, certain holdings in India and Malaysia, including the textile company Raymond Willens and the gambling firm Resorts World, limited overall performance. The manager has since sold both of these securities, and expects better results in these markets in the future.

       The Fund's manager continues to prefer the Latin American markets to those of Asia, as the effects of the 1994 devaluation of the peso still keep the valuations of Latin American countries relatively inexpensive. Brazil is an example of a strong Latin American holding, as this country has linked its currency to the U.S. dollar. As a result, Brazil has experienced very little inflation and has low interest rates. One Latin American market the manager plans to avoid is Venezuela, where stock prices have gone up very fast, but where the fundamentals are believed to be weaker compared to other countries.

       Looking ahead, the Fund manager continues to believe that exposure to emerging market stocks makes sense for aggressive investors looking to diversify their portfolio.


                                                        1997 Annual Report / 3

International Developed Fund


PORTFOLIO MANAGER:
Blairlogie Capital Management
Edinburgh, Scotland


TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

                                                Since
                        1 Yr.      3 Yrs.*      Inception *
                                                (7/93)

International
Developed Fund
Inst'l Class (%)        10.07       9.82        12.38
-----------------------------------------------------------

EAFE Index (%)          13.16       9.44        11.35
-----------------------------------------------------------

                                                Since
                        1 Yr.      2 Yrs.*      Inception *
                                                (12/94)

International
Developed Fund
Inst'l Class (%)         9.77      13.87        12.36
-----------------------------------------------------------

EAFE Index (%)          13.16      13.39        11.67
-----------------------------------------------------------


* Annualized


-------------------------------------------
Portfolio Composition
% of Total Investments as of June 30, 1997
-------------------------------------------

Top Ten Common Stocks

Company
------------------------------------------------
Webs-Belgium                                3.5%
------------------------------------------------
Chase Manhattan Bank                        2.4%
------------------------------------------------
NEC Corp.                                   1.8%
------------------------------------------------
Fanuc                                       1.8%
------------------------------------------------
Matsushita Electric Works Limited           1.8%
------------------------------------------------
Roche Holding AG                            1.8%
------------------------------------------------
Novartis AG                                 1.7%
------------------------------------------------
Sumitomo Bank Limited                       1.7%
------------------------------------------------
VEBA AG                                     1.7%
------------------------------------------------
Fujisawa Pharmaceutical                     1.6%
------------------------------------------------
Top Ten Total                              19.8%


Country Classifications


[PIE CHART APPEARS HERE]

           Japan  26.1%
         Germany  12.0%
  United Kingdom  10.9%
          France  10.8%
     Switzerland   8.9%
           Italy   6.7%
     Netherlands   4.9%
         Finland   4.0%
         Belgium   3.5%
       Singapore   3.4%
           Other   8.8%

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks long-term growth of capital; invests primarily in a diversified portfolio of international equity securities.

                           [LINE GRAPH APPEARS HERE]

           Cumulative Returns Since Inception Through June 30, 1997

         INTERNATIONAL DEVELOPED FUND       EAFE INDEX
                 5,000,000.00              5,000,000.00
                 5,201,650.00              5,176,180.00
                 5,558,430.00              5,456,780.00
                 5,423,990.00              5,335,140.00
                 5,553,500.00              5,500,730.00
                 5,096,340.00              5,021,060.00
                 5,479,420.00              5,384,760.00
                 5,959,530.00              5,841,170.00
                 5,917,780.00              5,826,200.00
                 5,714,260.00              5,576,500.00
                 5,959,530.00              5,814,350.00
                 5,938,650.00              5,782,210.00
                 6,022,150.00              5,865,220.00
                 6,147,390.00              5,922,930.00
                 6,220,450.00              6,064,460.00
                 6,011,710.00              5,874,780.00
                 6,203,540.00              6,071,780.00
                 5,863,550.00              5,781,300.00
                 5,865,610.00              5,818,870.00
                 5,675,170.00              5,596,690.00
                 5,740,470.00              5,582,090.00
                 6,061,500.00              5,931,810.00
                 6,279,140.00              6,156,490.00
                 6,224,730.00              6,084,680.00
                 6,115,910.00              5,979,590.00
                 6,551,200.00              6,353,500.00
                 6,518,560.00              6,112,670.00
                 6,616,500.00              6,233,640.00
                 6,438,820.00              6,067,670.00
                 6,669,170.00              6,238,090.00
                 6,870,490.00              6,491,040.00
                 6,934,050.00              6,519,210.00
                 6,939,830.00              6,542,880.00
                 7,084,290.00              6,683,490.00
                 7,361,650.00              6,879,450.00
                 7,205,630.00              6,754,520.00
                 7,246,080.00              6,794,160.00
                 6,991,830.00              6,597,270.00
                 6,980,270.00              6,613,430.00
                 7,153,630.00              6,790,800.00
                 7,101,620.00              6,723,030.00
                 7,338,530.00              6,992,220.00
                 7,270,850.00              6,903,980.00
                 7,045,910.00              6,663,930.00
                 7,161,420.00              6,774,550.00
                 7,173,580.00              6,800,770.00
                 7,270,850.00              6,838,510.00
                 7,623,450.00              7,285,200.00
                 7,976,050.00              7,688,590.00

--------------------------------------------------------------------------------

The line graph above assumes the investment of $5,000,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/8/93, compared to the Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East), an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94. The performance since inception (shown at left) begins 12/1/94. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Past performance is not an indication of future results.

      For the year ended June 30, 1997, shares of the International Developed Fund increased 10.1% and 9.8% for its Institutional and Administrative Class shares, respectively. These returns fell short of the Fund's benchmark (the MSCI EAFE Index).

      The major factor that limited performance for the Fund was the strength of the U.S. dollar versus many European countries. The value of the German mark and the French franc declined relative to the dollar, and, as a result, the strong returns of the stocks from those foreign markets were much lower when measured in U.S. terms. This was true for Italy as well, where the Milan market's returns were nearly cut in half when exchanged into U.S. dollars, due to the declining lira.

      However, strong results in the Japanese and Asian markets helped offset the currency disruptions. A national sales tax in Japan had a less serious impact than was anticipated, and corporate investors moved additional assets into the country as opportunities increased. Hong Kong rose almost 20% during the last three months in anticipation of its transfer back to Chinese rule, with manufacturing and building companies benefiting from optimism for the future. The manager raised the Fund's exposure to Singapore, as the country appears safe from currency worries and has a stable economic outlook.

      Turning to specific success stories, Royal Dutch Shell was a significant contributor to Fund performance and continues to display promising growth potential. The company has posted strong results thus far in 1997, and the manager believes this could continue despite the relatively flat outlook for oil prices. This optimism is driven by several factors, including a successful cost-reduction program, strong cash flow that has increased the likelihood of higher dividend payouts, prosperous exploration and attainable financial goals.

      Looking ahead, the Fund's manager plans to remain overweight in European stocks, especially those of Germany and the Scandinavian countries. In Germany, the recession that began in 1991 after the collapse of the Berlin Wall has helped exporters, but the domestic economy has suffered greatly. Now, however, there are signs of a turnaround in the economy, and the recovery is expected to trickle down into corporate earnings growth.



4 / PIMCO Funds

Capital Appreciation Fund


PORTFOLIO MANAGER:
Cadence Capital Management
Boston, Massachusetts


TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

                                                             Since
                        1 Yr.      3 Yrs.*      5 Yrs.*      Inception *
                                                             (4/91)

Capital
Appreciation Fund
Inst'l Class (%)        31.52      26.70        20.97        18.72
------------------------------------------------------------------------

S&P 500
Index (%)               34.70      28.86        19.78        17.83
------------------------------------------------------------------------

                                                             Since
                                                             Inception *
                                                             (8/96)

Capital
Appreciation Fund
Admin. Class (%)                                             42.48
------------------------------------------------------------------------

S&P 500
Index (%)                                                    45.48
------------------------------------------------------------------------

* Annualized

-------------------------------------------
Portfolio Composition
% of Total Investments as of June 30, 1997
-------------------------------------------


Top Ten Common Stocks

Company
-------------------------------------------
Travelers Group, Inc.                  1.7%
-------------------------------------------
AlliedSignal, Inc.                     1.7%
-------------------------------------------
Kroger Co.                             1.7%
-------------------------------------------
Xerox Corp.                            1.7%
-------------------------------------------
Textron, Inc.                          1.6%
-------------------------------------------
TJX Corp., Inc.                        1.6%
-------------------------------------------
Tyco Labs                              1.6%
-------------------------------------------
United Technologies Corp.              1.6%
-------------------------------------------
Perkin Elmer Corp.                     1.6%
-------------------------------------------
Dayton-Hudson Corp.                    1.6%
-------------------------------------------
Top Ten Total                         16.4%

[PIE CHART APPEARS HERE]

Industry Classifications

Financial and Business Services  20.4%
         Consumer Discretionary  18.9%
                  Capital Goods  13.3%
                     Technology  11.7%
                         Energy   9.1%
                    Health Care   7.6%
               Consumer Staples   4.1%
                      Utilities   3.2%
                          Other  11.7%

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks growth of capital; invests primarily in common stocks of companies with market capitalizations of at least $100 million that have improving fundamentals and whose stock is reasonably valued by the market.

                           [LINE GRAPH APPEARS HERE]

           Cumulative Returns Since Inception Through June 30, 1997


            CAPITAL APPRECIATION FUND             S&P 500
                    5,000,000.00                5,000,000.00
                    4,854,350.00                5,012,000.00
                    5,094,370.00                5,228,520.00
                    4,820,060.00                4,989,050.00
                    5,164,860.00                5,221,540.00
                    5,327,030.00                5,345,290.00
                    5,253,320.00                5,256,030.00
                    5,433,350.00                5,326,460.00
                    5,275,580.00                5,111,800.00
                    6,008,530.00                5,696,590.00
                    5,951,280.00                5,590,630.00
                    6,015,540.00                5,663,310.00
                    5,817,820.00                5,552,880.00
                    5,805,270.00                5,716,130.00
                    5,830,080.00                5,744,140.00
                    5,646,490.00                5,658,670.00
                    5,811,080.00                5,889,830.00
                    5,666,800.00                5,769,260.00
                    5,816,060.00                5,837,050.00
                    6,018,920.00                5,857,190.00
                    6,371,410.00                6,056,620.00
                    6,459,840.00                6,130,940.00
                    6,679,450.00                6,182,190.00
                    6,599,170.00                6,266,460.00
                    6,904,240.00                6,398,680.00
                    6,735,140.00                6,244,020.00
                    7,040,790.00                6,411,050.00
                    7,153,400.00                6,429,840.00
                    7,052,170.00                6,403,990.00
                    7,310,180.00                6,646,950.00
                    7,525,190.00                6,595,970.00
                    7,543,860.00                6,732,440.00
                    7,393,090.00                6,668,280.00
                    7,603,510.00                6,748,900.00
                    7,871,520.00                6,978,370.00
                    7,764,850.00                6,788,970.00
                    7,377,450.00                6,492,970.00
                    7,405,400.00                6,576,210.00
                    7,399,770.00                6,684,130.00
                    7,191,570.00                6,520,300.00
                    7,367,360.00                6,734,430.00
                    7,587,530.00                7,010,540.00
                    7,384,300.00                6,839,130.00
                    7,554,010.00                6,992,810.00
                    7,208,580.00                6,738,130.00
                    7,279,890.00                6,838,050.00
                    7,275,420.00                7,015,370.00
                    7,638,900.00                7,288,750.00
                    7,973,990.00                7,503,850.00
                    8,248,510.00                7,724,830.00
                    8,550,420.00                8,033,590.00
                    8,920,690.00                8,220,220.00
                    9,416,250.00                8,492,800.00
                    9,507,670.00                8,514,110.00
                    9,884,780.00                8,873,410.00
                    9,700,130.00                8,841,730.00
                    9,998,060.00                9,229,880.00
                    9,983,890.00                9,407,650.00
                   10,319,900.00                9,727,890.00
                   10,711,000.00                9,818,070.00
                   10,731,300.00                9,912,610.00
                   10,866,100.00               10,058,700.00
                   11,141,700.00               10,318,100.00
                   11,121,100.00               10,357,500.00
                   10,562,000.00                9,899,860.00
                   11,016,600.00               10,108,600.00
                   11,692,500.00               10,677,600.00
                   11,987,400.00               10,972,000.00
                   12,859,900.00               11,801,400.00
                   12,658,800.00               11,567,600.00
                   13,397,400.00               12,290,400.00
                   13,259,300.00               12,386,700.00
                   12,776,200.00               11,877,800.00
                   13,183,400.00               12,586,900.00
                   14,025,500.00               13,353,200.00
                   14,626,000.00               13,951,400.00

The line graph above assumes the investment of $5,000,000 on 4/1/91, the first full month following the Fund's Institutional Class inception on 3/8/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 7/31/96. The performance since inception (shown at left) begins 8/1/96. Past performance is not an indication of future results.

      The Capital Appreciation Fund had an outstanding 12 months ended June 30, 1997, with returns of 31.5% for its Institutional Class shares. The Fund has also posted strong results for the longer term. For the five-year period ended June 30, 1997, the Fund outperformed the market in general measured by the S&P 500 Index.

      Although the large-cap market performed well over the last year, it was the largest stocks in the index that were the clear standouts. Known as the "Nifty 50," the 50 largest stocks in the S&P 500 were up 26.2% over the one-year period ended June 30, 1997, compared to 15.8% for the remaining 450 stocks in the index. Due to what the Fund's manager believes are relatively high valuations, the Fund did not have a large exposure to the market's largest companies last year. Yet, astute stock picking and sector rotation in the Fund helped to post returns similar to that of the entire S&P 500 Index.

      Over the past 12 months the Fund's manager modified the portfolio, decreasing exposure to the technology sector in favor of financial services stocks. These changes were advantageous for the Fund, as technology stocks experienced a sharp correction earlier in the year while falling interest rates have helped the profitability of the financial services sector.

      The Fund's third largest sector, energy, was also an outstanding performer for the Fund. Led by three oil services companies, the Fund's exposure to this industry handily beat that of the S&P 500 Index's energy sector. Oil services companies reaped the benefits of stepped-up exploration for oil and natural gas. This higher demand allowed the companies to charge higher prices, driving up corporate profits as well as stock prices.

      Among the other winners in the Fund's portfolio was Dayton Hudson Corp. The nation's fourth largest general merchandise retailer posted strong results, as both sales and operating profits from its Target discount stores continued to increase. The company's most recent quarterly results reported an 88% increase in operating profits at Target, mostly due to merchandise improvements and cost reductions. Considering this division of Dayton Hudson accounts for 70% of total sales, and expansion plans into the Northeast are proceeding as expected, the Fund's manager believes the company should continue to offer strong growth potential going forward.

      As the Fund's fiscal year ended, many investors continued to favor large-cap stocks. However, the strong returns of these stocks has led to extremely high valuations in many cases. As a result, the Fund's manager believes its approach of seeking growth stocks that are reasonably priced could be especially beneficial going forward.


                                                        1997 Annual Report / 5

Mid Cap Growth Fund



PORTFOLIO MANAGER:
Cadence Capital Management
Boston, Massachusetts


TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

                                                             Since
                        1 Yr.      3 Yrs.*      5 Yrs.*      Inception*
                                                             (9/91)
Mid Cap
Growth Fund
Inst'l Class (%)        30.58      26.25        20.18        18.53
------------------------------------------------------------------------

S&P Mid Cap
Index (%)               23.33      22.42        17.60        16.41
------------------------------------------------------------------------

                                                             Since
                        1 Yr.      2 Yrs.*                   Inception*
                                                             (12/94)
Mid Cap
Growth Fund
Admin. (%)              30.23      25.66                     29.77
------------------------------------------------------------------------

S&P Mid Cap
Index (%)               23.33      22.45                     25.00
------------------------------------------------------------------------

* Annualized


------------------------------------------------------
  Portfolio Composition
  % of Total Investments as of June 30, 1997
------------------------------------------------------

Top Ten Common Stocks

Company
------------------------------------------------------
Falcon Drilling Co., Inc.                         1.7%
------------------------------------------------------
Borders Group, Inc.                               1.5%
------------------------------------------------------
Consolidated Stores Corp.                         1.5%
------------------------------------------------------
Compuware Corp.                                   1.5%
------------------------------------------------------
Cullen/Frost Bankers, Inc.                        1.4%
------------------------------------------------------
McAfee Associates, Inc.                           1.4%
------------------------------------------------------
Fort Howard Corp.                                 1.4%
------------------------------------------------------
Tandem Computers, Inc.                            1.4%
------------------------------------------------------
Cooper Cameron Corp.                              1.4%
------------------------------------------------------
Smith International, Inc.                         1.4%
------------------------------------------------------
Top Ten Total                                    14.6%


Industry Classifications

[PIE CHART APPEARS HERE]

Financial and Business Services  30.7%
         Consumer Discretionary  24.0%
                         Energy  14.0%
                     Technology  11.4%
                    Health Care   5.6%
       Materials and Processing   4.9%
                  Capital Goods   3.1%
               Consumer Staples   2.6%
                          Other   3.7%

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks growth of capital; invests primarily in common stocks of companies with market capitalizations in excess of $500 million that have improving fundamentals and whose stock is reasonably valued by the market.

--------------------------------------------------------------------------------
                      Cumulative Returns Since Inception Through June 30, 1997
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

               Mid Cap Growth Fund        S&P Mid Cap Index
                   5,000,000.00              5,000,000.00
                   4,974,950.00              4,983,720.00
                   5,157,140.00              5,178,960.00
                   5,011,660.00              5,004,440.00
                   5,665,300.00              5,595,980.00
                   5,671,670.00              5,694,980.00
                   5,727,030.00              5,785,590.00
                   5,555,920.00              5,567,700.00
                   5,519,130.00              5,501,200.00
                   5,524,160.00              5,553,290.00
                   5,378,130.00              5,394,740.00
                   5,525,920.00              5,662,560.00
                   5,364,440.00              5,527,110.00
                   5,541,060.00              5,604,470.00
                   5,722,280.00              5,738,600.00
                   6,066,940.00              6,059,310.00
                   6,185,400.00              6,262,640.00
                   6,141,600.00              6,340,950.00
                   6,216,680.00              6,252,240.00
                   6,470,420.00              6,468,100.00
                   6,293,130.00              6,298,860.00
                   6,562,550.00              6,585,790.00
                   6,765,880.00              6,618,820.00
                   6,682,650.00              6,606,110.00
                   7,013,470.00              6,878,850.00
                   7,201,790.00              6,951,560.00
                   7,128,880.00              6,974,260.00
                   6,929,870.00              6,819,980.00
                   7,161,000.00              7,136,600.00
                   7,309,330.00              7,302,600.00
                   7,299,100.00              7,198,980.00
                   7,033,120.00              6,865,540.00
                   7,058,600.00              6,916,620.00
                   6,930,630.00              6,851,150.00
                   6,700,290.00              6,615,200.00
                   6,851,810.00              6,839,200.00
                   7,210,540.00              7,197,380.00
                   7,026,050.00              7,063,070.00
                   7,167,800.00              7,140,300.00
                   6,829,170.00              6,818,230.00
                   6,991,680.00              6,880,820.00
                   6,924,890.00              6,952,450.00
                   7,346,140.00              7,317,230.00
                   7,582,450.00              7,444,210.00
                   7,753,580.00              7,593,670.00
                   8,020,950.00              7,776,850.00
                   8,493,980.00              8,093,440.00
                   9,295,490.00              8,515,660.00
                   9,367,550.00              8,673,140.00
                   9,501,370.00              8,883,370.00
                   9,355,710.00              8,654,800.00
                   9,536,020.00              9,032,800.00
                   9,599,030.00              9,010,330.00
                   9,789,110.00              9,141,050.00
                  10,026,700.00              9,451,740.00
                  10,152,400.00              9,565,010.00
                  10,364,600.00              9,857,130.00
                  10,539,600.00              9,990,440.00
                  10,325,500.00              9,840,530.00
                   9,831,500.00              9,174,780.00
                  10,368,000.00              9,703,920.00
                  11,095,600.00             10,127,000.00
                  11,170,000.00             10,156,500.00
                  11,849,800.00             10,728,600.00
                  11,841,200.00             10,740,500.00
                  12,326,600.00             11,143,700.00
                  12,120,500.00             11,052,100.00
                  11,774,800.00             10,580,900.00
                  12,027,400.00             10,855,100.00
                  12,858,500.00             11,804,300.00
                  13,483,500.00             12,136,000.00

The line graph above assumes the investment of $5,000,000 on 9/1/91, the first full month following the Fund's Institutional Class inception on 8/26/91, compared to the S&P Mid Cap Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94. The performance since inception (shown at left) begins 12/1/94. Past performance is not an indication of future results.

      The Mid Cap Growth Fund posted excellent results for the one-year period ended June 30, 1997, with returns of 30.6% for Institutional Class shares and 30.2% for Administrative Class shares. These returns handily outperformed the S&P Mid Cap Index, continuing a consistent pattern that has seen the Fund surpass its S&P Mid Cap benchmark for the 3- and 5-year periods as well.

      During the past year, the Fund's manager maintained the portfolio's exposure to the financial sector. This strategy proved to be beneficial, as this industry has been a strong performer for the Fund. Helped by lower interest rates, which in turn lowered the interest that financial institutions paid to their account holders, several Fund holdings were able to expand their margins and report better-than-expected earnings. Specific examples include SunAmerica, Inc., a firm that specializes in selling investments to the pre-retirement market, and Public Storage, Inc., the largest self-storage real estate investment trust (REIT) in the country. The manager remains bullish on this sector going forward, as consolidation and cost-cutting could lead to profitable opportunities in the future.

      Another success for the Fund was its position in the Borders Group, a leading player in the growing superstore and mall-based book retailing industry. The company looks to be on its way to another stellar fiscal year, as quarterly profits exceed expectations. Driven by the popularity of the book "superstore," where retail outlets sell books along with CDs, cassettes, coffee and desserts, Borders continues to post strong sales growth. The Fund's manager is attracted to the price of the company's stock, as it is well below its historical price level and, the manager feels, trading at a discount.

      There were limited areas within the Fund's portfolio that hindered its performance over the past year. For example, the Fund's holdings in the capital goods and raw materials sectors underperformed the market, yet still added to the Fund's overall performance.

      Looking ahead, one aspect the Fund's manager will closely monitor is the high market valuations that have resulted from this record bull run. Given this market environment, the manager plans to maintain its strategy of investing in growth stocks that have strong upside potential and are reasonably priced.

6 / PIMCO Funds

Micro Cap Growth Fund


PORTFOLIO MANAGER:
Cadence Capital Management
Boston, Massachusetts

TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

------------------------------------------------------------------------
                                                             Since
                        1 Yr.      3 Yrs.*                   Inception *
                                                             (7/93)
                        -----      -------                   -----------

Micro Cap
Growth Fund
Inst'l Class (%)        20.05      27.40                     22.72
------------------------------------------------------------------------


Russell 2000
Index (%)               16.33      20.05                     15.92
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                             Since
                        1 Yr.                                Inception *
                                                             (4/96)
                        -----                                -----------

Micro Cap
Growth Fund
Admin. Class (%)        19.72                                24.96
------------------------------------------------------------------------

Russell 2000
Index (%)               16.33                                17.37
------------------------------------------------------------------------

* Annualized

-------------------------------------------
Portfolio Composition
% of Total Investments as of June 30, 1997
-------------------------------------------

Top Ten Common Stocks

Company
------------------------------------------------------
Plexus Corp.                                      2.4%
------------------------------------------------------
Rexall Sundown, Inc.                              2.0%
------------------------------------------------------
Gardner Denver Machinery, Inc.                    1.9%
------------------------------------------------------
Asyst Technologies, Inc.                          1.8%
------------------------------------------------------
QLogic Corp.                                      1.8%
------------------------------------------------------
Warren Bancorp, Inc.                              1.7%
------------------------------------------------------
Dime Financial Corp.                              1.7%
------------------------------------------------------
Barra, Inc.                                       1.7%
------------------------------------------------------
Community First Bankshares, Inc.                  1.6%
------------------------------------------------------
Chittenden Corp.                                  1.6%
------------------------------------------------------
Top Ten Total                                    18.2%

Industry Classifications

[PIE CHART APPEARS HERE]

         Consumer Discretionary  20.6%
Financial and Business Services  20.3%
                     Technology  13.0%
               Consumer Staples   9.4%
                  Capital Goods   8.2%
                    Health Care   5.2%
                         Energy   4.6%
              Consumer Services   4.0%
                          Other  14.7%

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks long-term growth of capital; invests primarily in common stocks of companies with market capitalizations of less than $100 million that have improving fundamentals and whose stock is reasonably valued by the market.

--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through June 30, 1997
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                   Micro Cap Growth Fund  Russell 2000 Index
                   $    5,000,000.00      $    5,000,000.00
                        5,021,690.00           5,069,050.00
                        5,277,280.00           5,287,930.00
                        5,442,670.00           5,437,160.00
                        5,547,910.00           5,577,160.00
                        5,517,840.00           5,395,460.00
                        5,893,720.00           5,579,820.00
                        6,099,190.00           5,754,640.00
                        6,084,160.00           5,733,750.00
                        5,763,410.00           5,431,750.00
                        5,903,740.00           5,463,960.00
                        5,723,320.00           5,402,490.00
                        5,487,770.00           5,220,210.00
                        5,482,760.00           5,306,030.00
                        5,808,520.00           5,601,580.00
                        5,958,870.00           5,582,590.00
                        5,953,860.00           5,560,040.00
                        5,838,590.00           5,335,360.00
                        5,953,860.00           5,478,180.00
                        5,803,510.00           5,408,990.00
                        6,003,970.00           5,634,170.00
                        6,124,250.00           5,730,740.00
                        6,389,870.00           5,858,080.00
                        6,455,020.00           5,958,780.00
                        6,941,150.00           6,267,920.00
                        7,472,390.00           6,628,950.00
                        7,602,690.00           6,766,100.00
                        7,813,180.00           6,886,950.00
                        7,707,940.00           6,578,960.00
                        7,923,440.00           6,855,340.00
                        8,111,990.00           7,036,190.00
                        7,666,720.00           7,028,590.00
                        8,040,340.00           7,247,670.00
                        8,444,660.00           7,395,160.00
                        9,355,660.00           7,790,580.00
                        9,729,270.00           8,097,610.00
                        9,452,900.00           7,765,120.00
                        8,736,380.00           7,086,910.00
                        9,268,650.00           7,498,380.00
                        9,601,320.00           7,791,420.00
                        9,350,540.00           7,671,350.00
                        9,780,450.00           7,987,410.00
                       10,044,800.00           8,196,760.00
                       10,387,800.00           8,360,530.00
                       10,073,400.00           8,157,790.00
                        9,581,730.00           7,772,820.00
                        9,324,460.00           7,794,510.00
                       10,445,000.00           8,661,650.00
                       11,348,300.00           9,032,890.00

The line graph above assumes the investment of $5,000,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/25/93, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/1/96. The performance since inception (shown at left) begins 4/1/96. Past performance is not an indication of future results.

       The Micro Cap Growth Fund posted excellent results for the past 12 months, beating its benchmark, the Russell 2000 Index. Specifically, for the one-year period ended June 30, 1997, the Fund's Institutional and Administrative Class shares were up 20.1% and 19.7%, respectively.

       Financial services holdings continue to be important contributors to Fund performance. While not always associated with "growth," banks and other financial services companies have posted consistent, double-digit earnings gains year-over-year while selling at reasonable valuations. In addition, they have benefited from dwindling concerns over the probability of interest rate increases by the Federal Reserve. Recently, Dime Financial, Southwest Securities Group and Chittenden Corp. were standouts.

       The Fund's growth-at-a-price strategy analyzes the trade-off between company growth fundamentals and stock valuation. Financial stocks currently exhibit an attractive balance. Consumer goods stocks were also noteworthy, with strong price appreciation. Virco Manufacturing, Koala and Chattem led the group, but the sector as a whole bolstered the Fund's performance.

       After reaching an all-time high early in 1997, the Fund's weighting in energy stocks has started to decline. Healthcare and consumer services companies, while up slightly from the first quarter, have also contracted over the last 12 months. In contrast, the Fund's allocation to consumer goods has increased steadily over this period. The weighting in technology stocks, while lighter than a year ago, has been buoyed recently by gains in several robust issues.

       The strength of technology reflects growing confidence in industry fundamentals. Advanced Logic Research, a manufacturer of a wide-ranging line of computer systems, gained after an acquisition by Gateway 2000; Plexus, a contract developer offering test services for electronics industries, also increased; and Asyst Technologies, a developer of environmental technology systems, nearly doubled.

       Despite the market's exuberance for high-technology stocks, the Fund's manager remains cognizant of their risks. The manager sold several technology stocks in recent months, based on declining growth prospects. In total, the Fund's technology holdings were strong.

       With the current bull run in the stock market, many large-cap stocks are priced higher relative to smaller-caps. Given this market environment, the Fund's manager will continue to seek out smaller-cap stocks that have strong earning potential and are reasonably priced.



                                                     1997 Annual Report / 7

Small Cap Growth Fund


PORTFOLIO MANAGER:
Cadence Capital Management
Boston, Massachusetts

TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

                                                             Since
                        1 Yr.      3 Yrs.*      5 Yrs.*      Inception *
                                                             (2/91)

Small Cap
Growth Fund
Inst'l Class (%)        22.82      19.11        19.45        20.20
------------------------------------------------------------------------

Russell 2000
Index (%)               16.33      20.05        17.87        19.00
------------------------------------------------------------------------

                                                             Since
                        1 Yr.                                Inception *
                                                             (10/95)

Small Cap
Growth Fund
Admin. Class (%)        23.12                                13.04
------------------------------------------------------------------------

Russell 2000
Index (%)               16.33                                16.76
------------------------------------------------------------------------

* Annualized

-------------------------------------------
Portfolio Composition
% of Total Investments as of June 30, 1997
-------------------------------------------

Top Ten Common Stocks

Company
------------------------------------------------------
Rexall Sundown, Inc.                              2.0%
------------------------------------------------------
Falcon Drilling Co., Inc.                         1.5%
------------------------------------------------------
Pride Petroleum Services, Inc.                    1.4%
------------------------------------------------------
Protective Life Corp.                             1.3%
------------------------------------------------------
Capital Re Corp.                                  1.3%
------------------------------------------------------
Pier 1 Imports, Inc.                              1.3%
------------------------------------------------------
Pool Energy Services Co.                          1.2%
------------------------------------------------------
Meyer (Fred), Inc.                                1.2%
------------------------------------------------------
Genrad, Inc.                                      1.2%
------------------------------------------------------
Camco International, Inc.                         1.2%
------------------------------------------------------
Top Ten Total                                    13.6%

Industry Classifications

[PIE CHART APPEARS HERE]

Financial and Business Services  24.7%
         Consumer Discretionary  18.8%
                     Technology  11.5%
                         Energy   9.3%
       Materials and Processing   8.9%
                    Health Care   7.0%
                  Capital Goods   7.0%
              Consumer Services   5.2%
                          Other   7.6%

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks growth of capital; invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion that have improving fundamentals and whose stock is reasonably valued by the market.

           Cumulative Returns Since Inception Through June 30, 1997

                           [LINE GRAPH APPEARS HERE]


                   SMALL CAP GROWTH FUND       RUSSELL 2000 INDEX
                        5,000,000.00              5,000,000.00
                        5,463,290.00              5,560,750.00
                        5,843,530.00              5,950,730.00
                        5,766,170.00              5,935,370.00
                        6,033,040.00              6,218,070.00
                        5,766,170.00              5,858,480.00
                        6,099,240.00              6,063,470.00
                        6,374,880.00              6,287,090.00
                        6,383,630.00              6,336,130.00
                        6,581,880.00              6,503,660.00
                        6,263,400.00              6,202,670.00
                        6,995,450.00              6,699,010.00
                        7,323,080.00              7,242,300.00
                        7,544,460.00              7,453,700.00
                        7,247,810.00              7,201,470.00
                        7,066,290.00              6,948,620.00
                        7,030,870.00              7,041,040.00
                        6,694,380.00              6,710,180.00
                        6,951,170.00              6,943,430.00
                        6,712,090.00              6,747,070.00
                        6,955,600.00              6,902,450.00
                        7,249,840.00              7,120,290.00
                        7,809,630.00              7,665,560.00
                        8,162,950.00              7,932,400.00
                        8,548,380.00              8,200,680.00
                        8,456,610.00              8,011,570.00
                        9,066,880.00              8,271,460.00
                        8,644,740.00              8,044,080.00
                        9,154,070.00              8,399,870.00
                        9,374,310.00              8,452,040.00
                        9,374,310.00              8,568,760.00
                        9,934,110.00              8,938,760.00
                       10,250,700.00              9,191,010.00
                       10,066,600.00              9,427,680.00
                        9,599,040.00              9,120,520.00
                       10,158,800.00              9,432,170.00
                       10,348,900.00              9,727,680.00
                       10,609,700.00              9,692,370.00
                        9,979,530.00              9,181,870.00
                       10,202,300.00              9,236,320.00
                        9,887,180.00              9,132,410.00
                        9,631,850.00              8,824,290.00
                        9,903,480.00              8,969,360.00
                       10,354,400.00              9,468,950.00
                       10,316,300.00              9,436,850.00
                       10,528,200.00              9,398,720.00
                        9,898,050.00              9,018,920.00
                       10,214,100.00              9,260,360.00
                        9,843,670.00              9,143,400.00
                       10,372,900.00              9,524,040.00
                       10,437,600.00              9,687,280.00
                       10,502,300.00              9,902,530.00
                       10,766,900.00             10,072,800.00
                       11,296,100.00             10,595,300.00
                       12,825,000.00             11,205,600.00
                       12,836,800.00             11,437,500.00
                       13,160,200.00             11,641,700.00
                       12,360,400.00             11,121,100.00
                       12,384,000.00             11,588,300.00
                       12,445,300.00             11,894,000.00
                       12,400,700.00             11,881,200.00
                       12,808,000.00             12,251,500.00
                       12,037,000.00             12,500,800.00
                       12,787,800.00             13,169,300.00
                       14,144,100.00             13,688,300.00
                       13,253,300.00             13,126,200.00
                       12,318,000.00             11,979,800.00
                       13,132,400.00             12,675,300.00
                       13,717,800.00             13,170,700.00
                       13,533,300.00             12,967,700.00
                       14,214,100.00             13,502,000.00
                       14,540,400.00             13,855,900.00
                       14,856,200.00             14,132,700.00
                       14,005,900.00             13,790,000.00
                       13,738,700.00             13,139,200.00
                       13,787,300.00             13,175,900.00
                       15,342,100.00             14,641,700.00
                       16,277,500.00             15,269,300.00

The line graph above assumes the investment of $5,000,000 on 2/1/91, the first full month following the Fund's Institutional Class inception on 1/17/91, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/27/95. The performance since inception (shown at left) begins 10/1/95. Past performance is not an indication of future results.

       The Small Cap Growth Fund posted outstanding results for the past 12 months, handily outperforming its small cap benchmark, the Russell 2000 Index. Specifically, for the one-year period ended June 30, 1997, the Fund posted returns of 22.8% and 23.1% for its Institutional and Administrative Class shares, respectively.

       Consumer service stocks were standouts in the Fund's portfolio over the past few months. The sector was buoyed by gains in existing holdings such as Ha-Lo Industries, a distributor in the specialty and premium advertising products industry, Williams Sonoma and Pier One Imports. The Fund's energy stocks climbed during the second quarter, bolstered by big gains in drilling companies. In particular, Falcon Drilling, Cliffs Drilling and Marine Drilling benefited from increased demand and higher off-shore day rates.

       Over the past year, the Fund's allocations to stocks in the capital goods and financial sectors have steadily declined. In contrast, the portfolio's weighting in energy has grown during the same period. As a percentage of equity, technology is the third largest industry group, but robust gains in several issues have made this sector an important contributor to portfolio return.

       The Fund was also helped by well-executed sales over the past few months. The holding in Riser Foods, an operator of 40 supermarkets and a wholesale distribution business, was sold after it achieved its takeover price upon merging with Giant Eagle.

       The strength of technology in recent months reflects growing confidence in industry fundamentals following a period of steep declines in March. Existing holdings were particularly strong, with Veritas Software, Kulicke & Soffa Industries and Genrad posting solid results. Several holdings were added to the Fund, including fault-tolerant computer system manufacturer Stratus Computer, technical equipment manufacturer Pacific Scientific and custom chip maker VLSI Technology.

       Looking ahead, one factor the Fund's manager will closely monitor is the high market valuations that have resulted from this record bull run. Given this market environment, the manager plans to maintain its strategy of investing in growth stocks that have strong upside potential and are reasonably priced.


8 / PIMCO Funds

Core Equity Fund


PORTFOLIO MANAGER:
Columbus Circle Investors
Stamford, Connecticut


TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

-----------------------------------------------------------
                                              Since
                      1 Yr.     2 Yrs.*       Inception*
                                              (1/95)
                    ---------------------------------------
Core
Equity Fund
Inst'l Class(%)       21.59      19.79         23.64
-----------------------------------------------------------

S&P 500
Index (%)             34.70      30.28         33.03
-----------------------------------------------------------


-----------------------------------------------------------
                                              Since
                      1 Yr.     2 Yrs.*       Inception*
                                              (6/95)
                    ---------------------------------------
Core
Equity Fund
Admin. Class (%)      21.20      19.49         20.45
-----------------------------------------------------------

S&P 500
Index (%)             34.70      30.28         30.31
-----------------------------------------------------------


* Annualized


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
% of Total Investments as of June 30, 1997
--------------------------------------------------------------------------------

Top Ten Common Stocks

Company
-------------------------------------------------------
General Electronic Co.                            3.7%
-------------------------------------------------------
HBO & Co.                                         3.0%
-------------------------------------------------------
Worldcom, Inc.                                    3.0%
-------------------------------------------------------
Allstate Corp.                                    3.0%
-------------------------------------------------------
CUC International, Inc.                           2.8%
-------------------------------------------------------
Warner Lambert Co.                                2.7%
-------------------------------------------------------
Pfizer, Inc.                                      2.6%
-------------------------------------------------------
Eli Lilly & Co.                                   2.5%
-------------------------------------------------------
Microsoft Corp.                                   2.5%
-------------------------------------------------------
Boeing Co.                                        2.5%
-------------------------------------------------------
Top Ten Total                                    28.3%

Industry Classifications

[PIE CHART APPEARS HERE]

Technology                    30.0%
Health Care                   18.8%
Financial and
Business Services             12.5%
Consumer
Discretionary                  9.9%
Capital Goods                  6.5%
Utilities                      5.8%
Energy                         5.3%
Consumer Services              5.1%
Other                          6.1%

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks long-term growth of capital, with income as a secondary objective; invests primarily in common stocks of companies with market capitalizations in excess of $3 billion.


--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through June 30, 1997
--------------------------------------------------------------------------------

     CORE EQUITY FUND  S&P 500 INDEX
       5,000,000.00    5,000,000.00
       5,034,970.00    5,129,650.00
       5,189,810.00    5,329,550.00
       5,339,660.00    5,486,830.00
       5,545,390.00    5,648,410.00
       5,735,750.00    5,874,180.00
       5,921,090.00    6,010,640.00
       6,181,580.00    6,209,950.00
       6,246,700.00    6,225,540.00
       6,422,030.00    6,488,260.00
       6,387,000.00    6,465,090.00
       6,502,480.00    6,748,910.00
       6,397,850.00    6,878,890.00
       6,644,710.00    7,113,050.00
       6,799,000.00    7,178,990.00
       6,772,780.00    7,248,120.00
       6,875,790.00    7,354,960.00
       7,107,560.00    7,544,650.00
       6,987,960.00    7,573,390.00
       6,513,500.00    7,238,800.00
       6,761,040.00    7,391,460.00
       7,225,190.00    7,807,460.00
       7,333,490.00    8,022,790.00
       7,777,000.00    8,629,230.00
       7,546,200.00    8,458,280.00
       7,917,780.00    8,986,760.00
       7,731,990.00    9,057,210.00
       7,327,630.00    8,685,050.00
       7,628,170.00    9,203,550.00
       8,245,630.00    9,763,860.00
       8,496,990.00   10,201,300.00

The line graph above assumes the investment of $5,000,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/31/95. The performance since inception (shown at left) begins 6/1/95. Past performance is not an indication of future results.

       While the performance of the Fund has improved recently, the Fund's one year results lagged the broad-based S&P 500 Index. Specifically, for the twelve months ended June 30, 1997, the Fund's Institutional and Administrative shares increased 21.6% and 21.2%, respectively, compared to an increase of 34.7% for the Index.

       Technology remained the Fund's largest sector weight throughout the fiscal year, and this allocation both helped and hurt performance. In the last half of 1996 and the second quarter of 1997, Core Equity's relative overweighting in technology aided performance, as this industry was among the strongest in the market. Cisco Systems, Lucent Technologies and Motorola are examples of large Fund holdings that benefited from this strength.

       But during the first quarter of 1997, technology was the worst performing sector for the Fund. Glitches in company stories and unexpected earnings disappointments dragged down the industry as a whole, and our concentration on strong company fundamentals was seen as a negative relative to larger, more liquid corporations.

       The healthcare sector has also been one of the heavier weightings in the Fund, and these holdings have performed very well in recent months. Stronger-than-expected demand for products such as Warner-Lambert's cholesterol-lowering drug Lipitor and Medtronic's new pacemaker has driven the sector's earnings higher, making it a top performer last quarter.

       Companies that took part in major acquisitions endured a difficult environment during most of the year. Profiteers, defined as exploiters of risk arbitrage opportunities, depressed the price of the acquiring company's stock seeking to capitalize on their "short" positions. Fundamentally sound companies such as HBO & Company and Washington Mutual declined as a result, and their performance negatively influenced the return of the Core Equity Fund.

       The Fund's manager believes that although stock prices have risen to levels some investors feel may be overvalued, company fundamentals are also improving and the business and investment environment continues to foretell further fundamental improvement. With this in mind, the manager will continue to buy and own companies exceeding investor expectations, and avoid those companies that are falling short.




                                                      1997 Annual Report / 9

Mid Cap Equity Fund


PORTFOLIO MANAGER:
Columbus Circle Investors
Stamford, Connecticut

TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

-----------------------------------------------------------
                                              Since
                      1 Yr.     2 Yrs.*       Inception*
                                              (1/95)
Mid Cap
Equity Fund (%)        9.61      18.93         22.33
-----------------------------------------------------------

S&P Mid Cap
Index (%)             23.33      22.45         25.50
-----------------------------------------------------------

* Annualized


PORTFOLIO COMPOSITION
% of Total Investments as of June 30, 1997


Top Ten Common Stocks

Company
--------------------------------------------------------
Sunbeam-Oster, Inc.                               3.5%
--------------------------------------------------------
McKesson Corp.                                    3.0%
--------------------------------------------------------
National Semiconductor Corp.                      2.9%
--------------------------------------------------------
T. Rowe Price Associates                          2.6%
--------------------------------------------------------
Maxim Integrated Products, Inc.                   2.4%
--------------------------------------------------------
Greenpoint Financial Corp.                        2.3%
--------------------------------------------------------
Valero Energy Corp.                               2.3%
--------------------------------------------------------
BJ Services Co.                                   2.3%
--------------------------------------------------------
Autodesk, Inc.                                    2.3%
--------------------------------------------------------
Beverly Enterprises, Inc.                         2.3%
--------------------------------------------------------
Top Ten Total                                    25.9%


Industry Classifications

[PIE CHART APPEARS HERE]

Technology                       31.5%
Consumer
Discretionary                    19.4%
Financial and
Business Services                13.3%
Health Care                      10.7%
Energy                            9.1%
Capital Goods                     6.0%
Consumer Services                 3.9%
Materials and
Processing                        1.2%
Other                             4.9%

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks long-term growth of capital; invests primarily in common stocks of companies with market capitalizations between $800 million and $3 billion.

                           [LINE GRAPH APPEARS HERE]


MID CAP EQUITY    S&P 500
   5,000,000.00   5,000,000.00
   4,910,000.00   5,052,050.00
   5,190,000.00   5,317,130.00
   5,370,000.00   5,409,390.00
   5,445,000.00   5,518,000.00
   5,435,000.00   5,651,110.00
   5,850,000.00   5,881,160.00
   6,205,000.00   6,187,970.00
   6,205,000.00   6,302,410.00
   6,375,000.00   6,455,170.00
   6,467,600.00   6,289,080.00
   6,542,690.00   6,563,760.00
   6,585,780.00   6,547,430.00
   6,539,440.00   6,642,420.00
   6,750,560.00   6,868,180.00
   7,002,870.00   6,950,490.00
   7,389,050.00   7,162,760.00
   7,734,050.00   7,259,630.00
   7,548,680.00   7,150,700.00
   6,704,210.00   6,666,930.00
   7,100,700.00   7,051,430.00
   7,574,420.00   7,358,870.00
   7,574,420.00   7,380,290.00
   7,945,160.00   7,796,020.00
   7,725,850.00   7,804,670.00
   7,914,430.00   8,097,660.00
   7,578,520.00   8,031,090.00
   7,266,190.00   7,688,730.00
   7,454,770.00   7,887,940.00
   8,073,540.00   8,577,670.00
   8,273,910.00   8,818,700.00

The line graph above assumes the investment of $5,000,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P Mid Cap Index, an unmanaged market index. Past performance is not an indication of future results.


       The Institutional Class shares of the PIMCO Mid Cap Equity Fund increased 9.6% for the one-year period ended June 30, 1997, falling short of returns for its mid cap benchmark, the S&P Mid Cap Index. As investors' interest moved to larger-cap, more liquid blue chip companies during the course of the year, the mid-cap arena fell out of favor. The Fund was hurt by this trend, although relatively strong performance in the most recent quarter may reflect a positive change.

       A large exposure to the financial sector helped performance as interest rates declined over the last twelve months. This resulted in lower operating costs for both banks and investment firms, and created an environment where possible consolidation was again attractive. The Fund focused on regional banks and savings and loan issues that could potentially benefit from these industry mergers.

       The Fund's largest weighting, technology, made a positive contribution to performance in the most recent quarter, although this allocation was a drag on returns for the first nine months of the year. Software and semiconductor stocks were the primary factors driving performance last quarter, spurred by innovations regarding possible system problems in the year 2000 and a rebound in the computer chip market. But as large-cap technology stocks performed well early in the year due to investor confidence, mid-cap companies were out of favor and, as a result, not able to take part in the positive trend.

       Energy was another area with mixed results over the year, both helping and hurting the Fund's performance. Rising oil prices and an increase in the supply and demand for well drilling boosted the stock prices of refiners, marketers and equipment companies for most of the year. But a drop in prices slowed that trend substantially in the most recent quarter, although the manager believes this industry will continue to be a strong performer over the long term.

       Going forward, the Fund's manager will continue to closely monitor the investment environment for potentially adverse trends. Technology and finance will remain a relatively large part of the portfolio, as the manager believes these areas offer the greatest opportunity for positive momentum and positive surprise.




10 / PIMCO Funds

Equity Income Fund


PORTFOLIO MANAGER:
NFJ Investment Group
Dallas, Texas


TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

-----------------------------------------------------------------
                                                     Since
                      1 Yr.     3 Yrs.*    5 Yrs.*   Inception*
                                                     (4/91)
                      -------------------------------------------
Equity
Income Fund
Inst'l Class (%)      27.67      23.69      16.72     16.94
-----------------------------------------------------------------

S&P 500
Index (%)             34.70      28.86      19.78     17.83
-----------------------------------------------------------------


-----------------------------------------------------------
                                              Since
                      1 Yr.     2 Yrs.*       Inception*
                                              (12/94)
                      -----------------       -------------
Equity
Income Fund
Admin. Class (%)      27.40      25.93         27.14
-----------------------------------------------------------

S&P 500
Index (%)             34.70      30.28         32.54
-----------------------------------------------------------

* Annualized

------------------------------------------
PORTFOLIO COMPOSITION
% of Total Investments as of June 30, 1997
------------------------------------------

Top Ten Common Stocks

Company
--------------------------------------------------------
RJR Nabisco Holdings Corp.                        3.8%
--------------------------------------------------------
Maytag Corp.                                      3.7%
--------------------------------------------------------
Southern New England
Telecommunications Corp.                          3.6%
--------------------------------------------------------
SUPERVALU, Inc.                                   3.6%
--------------------------------------------------------
USX-U.S. Steel, Inc.                              2.2%
--------------------------------------------------------
Nynex Corp.                                       2.2%
--------------------------------------------------------
Lincoln National Corp.                            2.1%
--------------------------------------------------------
Meditrust Corp.                                   2.1%
--------------------------------------------------------
Ultramar Diamond Shamrock                         2.0%
--------------------------------------------------------
CIGNA Corp.                                       2.0%
--------------------------------------------------------
Top Ten Total                                    27.3%

Industry Classifications

[PIE CHART APPEARS HERE]

         Consumer Discretionary  22.6%
                      Utilities  19.3%
Financial and Business Services  15.6%
       Materials and Processing   9.7%
                         Energy   9.5%
                     Technology   5.8%
               Consumer Staples   5.7%
                  Capital Goods   3.9%
                          Other   7.9%

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks current income as a primary investment objective, and long-term growth of capital as a secondary objective; invests primarily in common stocks with below-average price to earnings ratios and higher dividend yields relative to their industry groups.

--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through June 30, 1997
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


Equity Income Fund   S&P 500 Index
   5,000,000.00       5,000,000.00
   5,034,640.00       5,012,000.00
   5,319,620.00       5,228,520.00
   5,134,630.00       4,989,050.00
   5,421,920.00       5,221,540.00
   5,502,700.00       5,345,290.00
   5,532,990.00       5,256,030.00
   5,571,980.00       5,326,460.00
   5,349,510.00       5,111,800.00
   5,820,740.00       5,696,590.00
   5,965,180.00       5,590,630.00
   6,116,660.00       5,663,310.00
   6,017,410.00       5,552,880.00
   6,125,610.00       5,716,130.00
   6,136,150.00       5,744,140.00
   6,141,420.00       5,658,670.00
   6,416,500.00       5,889,830.00
   6,230,290.00       5,769,260.00
   6,283,490.00       5,837,050.00
   6,291,690.00       5,857,190.00
   6,481,830.00       6,056,620.00
   6,678,970.00       6,130,940.00
   6,713,380.00       6,182,190.00
   6,852,880.00       6,266,460.00
   7,009,810.00       6,398,680.00
   6,872,710.00       6,244,020.00
   6,925,440.00       6,411,050.00
   7,048,480.00       6,429,840.00
   7,037,200.00       6,403,990.00
   7,285,360.00       6,646,950.00
   7,279,450.00       6,595,970.00
   7,338,490.00       6,732,440.00
   7,264,800.00       6,668,280.00
   7,244,360.00       6,748,900.00
   7,485,090.00       6,978,370.00
   7,323,450.00       6,788,970.00
   7,031,260.00       6,492,970.00
   7,086,480.00       6,576,210.00
   7,130,340.00       6,684,130.00
   7,030,090.00       6,520,300.00
   7,261,760.00       6,734,430.00
   7,559,320.00       7,010,540.00
   7,420,030.00       6,839,130.00
   7,508,100.00       6,992,810.00
   7,105,540.00       6,738,130.00
   7,128,120.00       6,838,050.00
   7,360,720.00       7,015,370.00
   7,600,310.00       7,288,750.00
   7,819,940.00       7,503,850.00
   8,022,850.00       7,724,830.00
   8,318,500.00       8,033,590.00
   8,345,380.00       8,220,220.00
   8,637,760.00       8,492,800.00
   8,759,800.00       8,514,110.00
   8,990,320.00       8,873,410.00
   8,955,480.00       8,841,730.00
   9,263,350.00       9,229,880.00
   9,513,520.00       9,407,650.00
   9,656,250.00       9,727,890.00
   9,784,720.00       9,818,070.00
   9,980,550.00       9,912,610.00
  10,232,200.00      10,058,700.00
  10,397,600.00      10,318,100.00
  10,420,000.00      10,357,500.00
   9,941,080.00       9,899,860.00
  10,282,100.00      10,108,600.00
  10,636,700.00      10,677,600.00
  10,878,300.00      10,972,000.00
  11,698,200.00      11,801,400.00
  11,556,500.00      11,567,600.00
  11,812,200.00      12,290,400.00
  12,153,100.00      12,386,700.00
  11,746,800.00      11,877,800.00
  12,175,500.00      12,586,900.00
  12,938,600.00      13,353,200.00
  13,303,500.00      13,951,400.00

The line graph above assumes the investment of $5,000,000 on 4/1/91, the first full month following the Fund's Institutional Class inception on 3/8/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94. The performance since inception (shown at left) begins 12/1/94. Past performance is not an indication of future results.

       The Equity Income Fund's performance for the past 12 months was strong, on an absolute basis, but lagged its broad-based performance benchmark, the S&P 500 Index. Specifically, for the year ended June 30, 1997, the Fund's shares increased 27.7% and 27.4% for its Institutional and Administrative Class shares, respectively.

       Over the past year, the Fund's manager maintained the portfolio's exposure to the utilities sector. This exposure helped the Equity Income Fund, as this industry has been one of the better relative performers in 1997. Many utility companies streamlined their operations, thereby decreasing operating expenses. And, with the positive environment in the bond market, the dividends offered by utility companies become more attractive relative to other investments. These factors have helped boost the stock prices in the Fund's utility holdings.

       Another success story for the Fund in recent months was its steel industry holdings. The Fund's position in USX-U.S. Steel, the nation's largest steel producer, benefited from very strong financial results. This was due to the growing economy, which provided a positive operating environment for the firm. As a result, the firm was able to raise prices and widen profit margins. U.S. Steel is a prime example of the type of stock the Fund's manager seeks, as the company has one of the lowest price-to-earnings ratios in its sector, and its nearly 3% dividend yield is one of the highest in the steel industry.

       For most of its fiscal year, the Fund also benefited from the energy sector's strong performance. However, a recent decline in oil prices detracted from the Fund's performance, as it was overweighted in this sector. An agreement between Saudi Arabia and Iran that attempts to force other members of OPEC to curtail crude oil production and raise world oil prices appears to have also hindered this sector's performance.

       Given the lofty level of the stock market, the manager believes there are compelling reasons to invest in undervalued stocks. The Fund will continue to focus on these securities and stocks that offer above-average yields.




                                                        1997 Annual Report / 11

Value Fund


PORTFOLIO MANAGER:
NFJ Investment Group
Dallas, Texas


TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

-----------------------------------------------------------------
                                                     Since
                      1 Yr.     3 Yrs.*    5 Yrs.*   Inception*
                                                     (1/92)
                      -------------------------------------------

Value Fund (%)        26.38      25.01      19.01     17.42
-----------------------------------------------------------------

S&P 500
Index (%)             34.70      28.86      19.78     17.68
-----------------------------------------------------------------

* Annualized

--------------------------------------------------------
PORTFOLIO COMPOSITION
% of Total Investments as of June 30, 1997
--------------------------------------------------------


Top Ten Common Stocks

Company
--------------------------------------------------------
VF Corp.                                          3.1%
--------------------------------------------------------
CIGNA Corp.                                       3.0%
--------------------------------------------------------
Amoco Corp.                                       2.9%
--------------------------------------------------------
Mellon Bank Corp.                                 2.9%
--------------------------------------------------------
NICOR, Inc.                                       2.7%
--------------------------------------------------------
Ultramar Diamond Shamrock                         2.7%
--------------------------------------------------------
Repsol SA SP - ADR                                2.6%
--------------------------------------------------------
Anheuser Busch Cos., Inc.                         2.5%
--------------------------------------------------------
Bear Stearns Cos.                                 2.5%
--------------------------------------------------------
Chase Manhattan Corp.                             2.4%
--------------------------------------------------------
Top Ten Total                                    27.3%

Industry Classifications

[PIE CHART APPEARS HERE]

Consumer
Discretionary                22.0%
Financial and
Business Services            16.1%
Energy                       12.0%
Utilities                    10.8%
Technology                    9.0%
Consumer Staples              7.7%
Health Care                   6.1%
Materials and
Processing                    5.8%
Other                        10.5%

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks long-term growth of capital and income; invests primarily in common stocks with below-average price to earnings ratios relative to their industry groups.

--------------------------------------------------------
Cumulative Returns Since Inception Through June 30, 1997
--------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

    VALUE FUND     S&P 500 INDEX
   5,000,000.00    5,000,000.00
   5,144,540.00    4,907,000.00
   5,318,510.00    4,970,790.00
   5,199,220.00    4,873,860.00
   5,222,780.00    5,017,150.00
   5,177,660.00    5,041,740.00
   5,067,390.00    4,966,720.00
   5,247,250.00    5,169,610.00
   5,095,740.00    5,063,780.00
   5,166,450.00    5,123,280.00
   5,199,460.00    5,140,960.00
   5,478,840.00    5,316,010.00
   5,657,270.00    5,381,240.00
   5,776,680.00    5,426,220.00
   5,839,130.00    5,500,180.00
   6,021,270.00    5,616,240.00
   5,916,310.00    5,480,490.00
   6,000,080.00    5,627,090.00
   6,041,960.00    5,643,580.00
   6,013,330.00    5,620,890.00
   6,340,080.00    5,834,150.00
   6,355,890.00    5,789,400.00
   6,576,390.00    5,909,190.00
   6,510,190.00    5,852,870.00
   6,585,320.00    5,923,630.00
   6,890,620.00    6,125,040.00
   6,778,760.00    5,958,800.00
   6,415,210.00    5,699,000.00
   6,337,380.00    5,772,060.00
   6,337,380.00    5,866,780.00
   6,191,690.00    5,722,980.00
   6,450,690.00    5,910,930.00
   6,722,770.00    6,153,280.00
   6,518,710.00    6,002,830.00
   6,588,250.00    6,137,710.00
   6,257,410.00    5,914,180.00
   6,317,180.00    6,001,880.00
   6,489,230.00    6,157,510.00
   6,779,500.00    6,397,470.00
   6,966,570.00    6,586,260.00
   7,155,130.00    6,780,220.00
   7,427,830.00    7,051,230.00
   7,557,690.00    7,215,030.00
   7,890,840.00    7,454,280.00
   7,988,830.00    7,472,990.00
   8,210,920.00    7,788,350.00
   8,234,870.00    7,760,550.00
   8,589,770.00    8,101,240.00
   8,774,960.00    8,257,260.00
   9,026,320.00    8,538,340.00
   9,224,370.00    8,617,490.00
   9,300,160.00    8,700,480.00
   9,422,630.00    8,828,720.00
   9,613,990.00    9,056,420.00
   9,572,370.00    9,090,920.00
   9,057,640.00    8,689,290.00
   9,411,040.00    8,872,540.00
   9,668,840.00    9,371,890.00
   9,807,850.00    9,630,370.00
  10,649,600.00   10,358,300.00
  10,559,900.00   10,153,100.00
  10,916,300.00   10,787,500.00
  11,102,500.00   10,872,100.00
  10,715,000.00   10,425,300.00
  11,137,700.00   11,047,700.00
  11,796,200.00   11,720,300.00
  12,097,100.00   12,245,400.00

--------------------------------------------------------------------------------

The line graph above assumes the investment of $5,000,000 on 1/1/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the S&P 500 Index, an unmanaged market index. Past performance is not an indication of future results.

      The Value Fund posted solid absolute results for the year ended June 30, 1997, but with broad market returns favoring large cap growth stocks, performance trailed its S&P 500 benchmark. Specifically, the Fund's Institutional Class shares increased 26.4%.

       Falling interest rates helped the performance of the Fund's finance sector holdings in recent months. Although the portfolio was underweight in this sector relative to the S&P 500 Index, the Fund manager's stock selection resulted in returns that outperformed the Index by more than three percentage points. As the yield on the 30-year Treasury bond decreased from 7.1% to 6.8% during the second quarter, financial firms paid less in interest and therefore boosted earnings.

       An example of a winning stock in the Fund's portfolio is V.F. Corporation, an international apparel company that has been expanding a number of its product lines by introducing new brands and acquiring companies. The company's intimate apparel brands have been the most successful, helping to drive net income much higher than the market's expectations. Growth in the Victoria's Secret private label business, new Vanity Fair product introductions, and a possible purchase of Maidenform Worldwide, Inc., in particular, have had a positive effect. The manager believes this momentum will continue, and will benefit not only the gross margins of V.F. Corp., but the share price as well.

       With the strong performance record in the large-cap market for most of the year, the only aspect of the Fund manager's investment philosophy that somewhat hindered performance was the relative underweighting within certain sectors of the market. For example, in the second quarter of this year the Fund's technology holdings did well, but with a weighting that was less than that of the S&P 500, the sector's performance did not match that of the index.

       The Fund's manager believes that the market has yet to fully realize the intrinsic value of many of the portfolio's holdings. Although it is tempting to become very bullish in the current market environment, the manager will adhere to its consistent investment strategy of buying stocks that are a good value.




12 / PIMCO Funds

Small Cap Value Fund


PORTFOLIO MANAGER:
NFJ Investment Group
Dallas, Texas


TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

-----------------------------------------------------------------
                                                     Since
                      1 Yr.     3 Yrs.*    5 Yrs.*   Inception*
                                                     (10/91)
                      -------------------------------------------
Small Cap
Value Fund
Inst'l Class (%)      31.99      23.02      18.19     17.62
-----------------------------------------------------------------

Russell 2000
Index (%)             16.33      20.05      17.87     16.52
-----------------------------------------------------------------

-----------------------------------------------------------------
                                                     Since
                      1 Yr.                          Inception*
                                                     (11/95)
                      -----                          ----------
Small Cap
Value Fund
Admin. Class (%)      31.70                           28.73
-----------------------------------------------------------------

Russell 2000
Index (%)             16.33                           20.96
-----------------------------------------------------------------

* Annualized

--------------------------------------------------------
PORTFOLIO COMPOSITION
% of Total Investments as of June 30, 1997
--------------------------------------------------------

Top Ten Common Stocks

Company
--------------------------------------------------------
ICN Pharmaceuticals, Inc.                         1.1%
--------------------------------------------------------
Westinghouse Air Brake Co.                        1.0%
--------------------------------------------------------
Bindley Western Industries, Inc.                  1.0%
--------------------------------------------------------
Roadway Express, Inc.                             1.0%
--------------------------------------------------------
Sturm Ruger & Co., Inc.                           1.0%
--------------------------------------------------------
Caraustar Industries, Inc.                        1.0%
--------------------------------------------------------
Guilford Mills, Inc.                              1.0%
--------------------------------------------------------
Aliant Communications, Inc.                       1.0%
--------------------------------------------------------
Barnes Group, Inc.                                1.0%
--------------------------------------------------------
Wyle Electronics                                  1.0%
--------------------------------------------------------
Top Ten Total                                    10.1%

Industry Classifications

                           [PIE CHART APPEARS HERE]

Materials and
Processing                20.0%
Consumer
Discretionary             18.5%
Financial and
Business Services         17.2%
Utilities                  8.2%
Capital Goods              7.5%
Technology                 5.7%
Energy                     5.4%
Health Care                2.9%
Other                     14.6%


INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks long-term growth of capital and income; invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion and below-average price to earnings ratios relative to their industry groups.

--------------------------------------------------------
Cumulative Returns Since Inception Through June 30, 1997
--------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

SMALL CAP VALUE FUND   RUSSELL 2000 INDEX
    5,000,000.00          5,000,000.00
    5,057,760.00          5,132,200.00
    4,942,470.00          4,894,680.00
    5,307,710.00          5,286,350.00
    5,669,480.00          5,715,080.00
    5,861,330.00          5,881,900.00
    5,810,840.00          5,682,860.00
    5,692,500.00          5,483,330.00
    5,697,570.00          5,556,260.00
    5,515,250.00          5,295,170.00
    5,683,330.00          5,479,230.00
    5,596,830.00          5,324,280.00
    5,652,800.00          5,446,900.00
    5,755,930.00          5,618,800.00
    6,164,820.00          6,049,090.00
    6,302,350.00          6,259,660.00
    6,581,540.00          6,471,360.00
    6,549,920.00          6,322,130.00
    6,718,540.00          6,527,220.00
    6,541,980.00          6,347,790.00
    6,653,130.00          6,628,550.00
    6,669,010.00          6,669,710.00
    6,692,410.00          6,761,820.00
    6,915,670.00          7,053,800.00
    6,979,460.00          7,252,850.00
    7,122,530.00          7,439,620.00
    6,984,830.00          7,197,230.00
    7,174,310.00          7,443,160.00
    7,443,120.00          7,676,360.00
    7,431,870.00          7,648,490.00
    7,099,940.00          7,245,650.00
    7,124,170.00          7,288,610.00
    6,954,540.00          7,206,620.00
    6,830,150.00          6,963,460.00
    6,936,930.00          7,077,940.00
    7,215,540.00          7,472,190.00
    7,039,270.00          7,446,850.00
    6,908,580.00          7,416,770.00
    6,748,320.00          7,117,060.00
    6,909,940.00          7,307,580.00
    6,947,640.00          7,215,290.00
    7,258,630.00          7,515,660.00
    7,302,170.00          7,644,480.00
    7,472,710.00          7,814,340.00
    7,654,210.00          7,948,670.00
    7,898,290.00          8,361,040.00
    8,291,110.00          8,842,640.00
    8,454,660.00          9,025,590.00
    8,618,220.00          9,186,790.00
    8,281,410.00          8,775,960.00
    8,622,780.00          9,144,630.00
    8,669,760.00          9,385,870.00
    8,629,500.00          9,375,730.00
    8,817,390.00          9,667,980.00
    9,086,490.00          9,864,720.00
    9,396,790.00         10,392,200.00
    9,700,350.00         10,801,700.00
    9,635,020.00         10,358,200.00
    9,105,770.00          9,453,530.00
    9,540,030.00         10,002,400.00
    9,831,790.00         10,393,300.00
   10,021,800.00         10,233,100.00
   10,686,700.00         10,654,700.00
   11,073,000.00         10,934,000.00
   11,435,600.00         11,152,500.00
   11,484,000.00         10,882,000.00
   11,048,800.00         10,368,500.00
   11,161,600.00         10,397,400.00
   12,120,600.00         11,554,100.00
   12,717,000.00         12,049,300.00

--------------------------------------------------------------------------------

The line graph above assumes the investment of $5,000,000 on 10/1/91, the Fund's Institutional Class inception, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/1/95. The performance since inception (shown at left) begins 11/1/95. Past performance is not an indication of future results.

       The Small Cap Value Fund posted excellent results for the year ended June 30, 1997, outperforming its benchmark (the Russell 2000, an unmanaged index of small-cap common stocks) by a wide margin. Specifically, the Fund's results were 32.0% and 31.7% for its Institutional and Administrative Class shares, respectively.

       Small cap funds in general have been hindered lately by assets being diverted into other investments, especially large-cap stocks. However, the Fund's value investment style helped it to surpass many competing funds, and to do so with less volatility than the small-cap market in general. Based on the Fund's beta, it was 36% less risky than the average small-cap fund over the past three years.

       Over the past year, the Fund benefited from its positions in the financial and producer durables sectors. As of June 30th, financial services was one of the largest sectors in the Small Cap Value Fund's portfolio. A combination of restructuring within the industry and declining interest rates helped drive this sector's earnings to record levels. Examples of Fund holdings include Raymond James, BankAtlantic and Eaton Vance. The manager believes the forecast for lower interest rates will result in continuing strong potential for the finance sector going forward.

       A specific example of a shining star in the Fund's portfolio is Westinghouse Air Brake Co., North America's largest manufacturer of air brakes and other safety equipment for trains. The company's performance in recent months benefited the Small Cap Value Fund, as it reported an increase in net income greater than the market's expectations. Aggressive efforts for overseas expansion, as evidenced by the opening of offices in Brazil and China, have paid off, as have recent acquisitions of domestic companies. These developments, combined with a relatively low price-to-earnings ratio, make this an attractive stock going forward.

       The Fund's manager believes that the market has yet to fully realize the intrinsic value of many of the portfolio's holdings, making them very optimistic about future performance. In pursuing this continued success, the manager remains committed to the investment strategy of buying stocks that are a good value, rather than following the latest trend in the market.




                                                    1997 Annual Report / 13

Enhanced Equity Fund


PORTFOLIO MANAGER:
Parametric Portfolio Associates
Seattle, Washington

TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

-----------------------------------------------------------------
                                                     Since
                      1 Yr.     3 Yrs.*    5 Yrs.*   Inception*
                                                     (3/91)
                      -------------------------------------------
Enhanced Equity
Fund (%)              31.45      25.79      17.12     15.61
-----------------------------------------------------------------

S&P 500
Index (%)             34.70      28.86      19.78     18.01
-----------------------------------------------------------------

* Annualized

--------------------------------------------------------
PORTFOLIO COMPOSITION
% of Total Investments as of June 30, 1997
--------------------------------------------------------

Top Ten Common Stocks


Company
--------------------------------------------------------
General Electric Co.                              3.3%
--------------------------------------------------------
Intel Corp.                                       2.6%
--------------------------------------------------------
Microsoft Corp.                                   2.6%
--------------------------------------------------------
Coca-Cola Co.                                     2.4%
--------------------------------------------------------
Merck & Co., Inc.                                 2.3%
--------------------------------------------------------
Exxon Corp.                                       2.3%
--------------------------------------------------------
American Home Products Corp.                      2.0%
--------------------------------------------------------
Compaq Computer Corp.                             1.9%
--------------------------------------------------------
Procter & Gamble Co.                              1.8%
--------------------------------------------------------
BellSouth Corp.                                   1.7%
--------------------------------------------------------
Top Ten Total                                    22.9%

[PIE CHART APPEARS HERE]

Industry Classifications
Consumer
Discretionary             18.2%
Financial and
Business Services         15.8%
Technology                15.3%
Health Care               13.2%
Energy                     8.7%
Capital Goods              7.9%
Utilities                  7.7%
Consumer Staples           5.8%
Other                      7.4%

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks to provide a total return which equals or exceeds the total return performance of the Standard & Poor's 500 Composite Stock Price Index; invests in common stocks represented in that Index.

[LINE CHART APPEARS HERE]

 ENHANCED EQUITY FUND          S&P 500 INDEX
     5,000,000.00              5,000,000.00
     5,144,570.00              5,121,000.00
     5,115,150.00              5,133,290.00
     5,300,520.00              5,355,050.00
     5,075,070.00              5,109,790.00
     5,333,940.00              5,347,900.00
     5,480,010.00              5,474,650.00
     5,419,560.00              5,383,220.00
     5,465,540.00              5,455,360.00
     5,283,350.00              5,235,510.00
     5,952,780.00              5,834,450.00
     5,802,940.00              5,725,930.00
     5,823,250.00              5,800,360.00
     5,655,710.00              5,687,260.00
     5,745,140.00              5,854,460.00
     5,780,820.00              5,883,150.00
     5,689,060.00              5,795,610.00
     5,951,490.00              6,032,360.00
     5,890,140.00              5,908,880.00
     6,002,620.00              5,978,310.00
     6,088,490.00              5,998,930.00
     6,269,690.00              6,203,190.00
     6,345,500.00              6,279,310.00
     6,344,520.00              6,331,800.00
     6,386,120.00              6,418,110.00
     6,490,130.00              6,553,530.00
     6,278,350.00              6,395,130.00
     6,424,600.00              6,566,200.00
     6,393,260.00              6,585,440.00
     6,319,870.00              6,558,960.00
     6,550,820.00              6,807,810.00
     6,472,090.00              6,755,600.00
     6,590,330.00              6,895,370.00
     6,519,410.00              6,829,660.00
     6,581,170.00              6,912,230.00
     6,709,580.00              7,147,240.00
     6,566,470.00              6,953,270.00
     6,296,770.00              6,650,100.00
     6,377,720.00              6,735,360.00
     6,460,690.00              6,845,880.00
     6,300,280.00              6,678,090.00
     6,508,400.00              6,897,400.00
     6,786,530.00              7,180,190.00
     6,586,280.00              7,004,640.00
     6,707,300.00              7,162,030.00
     6,489,130.00              6,901,190.00
     6,549,130.00              7,003,540.00
     6,755,490.00              7,185,140.00
     6,989,420.00              7,465,140.00
     7,143,470.00              7,685,440.00
     7,302,950.00              7,911,770.00
     7,589,560.00              8,228,010.00
     7,772,990.00              8,419,140.00
     8,015,780.00              8,698,320.00
     8,056,090.00              8,720,160.00
     8,395,840.00              9,088,150.00
     8,352,170.00              9,055,700.00
     8,681,860.00              9,453,250.00
     8,803,250.00              9,635,320.00
     9,059,190.00              9,963,300.00
     9,094,900.00             10,055,700.00
     9,156,280.00             10,152,500.00
     9,281,710.00             10,302,100.00
     9,490,760.00             10,567,800.00
     9,538,860.00             10,608,100.00
     9,083,200.00             10,139,400.00
     9,305,030.00             10,353,300.00
     9,838,630.00             10,936,000.00
    10,114,400.00             11,237,600.00
    10,863,900.00             12,087,000.00
    10,664,900.00             11,847,600.00
    11,388,600.00             12,587,800.00
    11,480,000.00             12,686,500.00
    10,969,600.00             12,165,200.00
    11,441,900.00             12,891,500.00
    12,089,500.00             13,676,300.00
    12,538,900.00             14,289,000.00

The line graph above assumes the investment of $5,000,000 on 3/1/91, the first full month following the Fund's Institutional Class inception on 2/11/91, compared to the S&P 500 Index, an unmanaged market index. Past performance is not an indication of future results.

       The Enhanced Equity Fund's performance for the past 12 months was strong, on an absolute basis, but nonetheless lagged its performance benchmark, the S&P 500 Index. Specifically, for the one-year period ended June 30, 1997, the Fund's Institutional Class shares increased 31.5%.

       The financial services sector has been one of the best performers for the Fund going back to the latter half of 1996. The Fund has benefited from superior stock selection in this sector, and this group has outperformed as the interest rate environment has improved. Financial services posted the best results of any sector early this year and the third best results in recent months. In particular, some of the Fund's bank stocks posted very strong returns in the month of January.

       After turning in solid results in 1996 and earlier this year, technology was one of the weakest performers in recent months. Early in 1997, Fund investments in technology benefited from strong stock selection. While smaller-cap technology issues were hit hard in March, the Fund's emphasis on the larger-cap issues helped stabilize performance in the group. During the second quarter, Compaq Computers announced an agreement to acquire Tandem Computers in exchange for 29 million Compaq shares. Shares fell more than 8% during June, but finished the quarter up 30%. Seagate Technology told investors that earnings would not meet analysts' estimates, and share value declined for the quarter as a result.

       Looking ahead, the Fund's manager will continue to maintain sector weights at or near the weightings represented in the Standard & Poor's 500 Index. The manager will also select stocks with favorable valuations of earnings and assets, consistent growth estimates and, positive investor sentiment.




14 / PIMCO Funds

Balanced Fund


PORTFOLIO MANAGER:
Cadence Capital Management
Boston, Massachusetts

NFJ Investment Group
Dallas, Texas

Pacific Investment
   Management Company
Newport Beach, California


TOTAL RETURN PERFORMANCE
FOR THE PERIOD ENDED 6/30/97

                                                     Since
                      1 Yr.     3 Yrs.*    5 Yrs.*   Inception*
                                                     (7/92)
-----------------------------------------------------------------
Balanced Fund (%)     20.37      17.87      12.79     12.78
-----------------------------------------------------------------

Lipper
Balanced Index (%)    20.41      16.88      12.98     12.97
-----------------------------------------------------------------

60% S&P 500 Index and
40% Lehman Aggregate
Bond Index (%)        23.63      20.44      14.64     14.64
-----------------------------------------------------------------

* Annualized



--------------------------------------------------------
PORTFOLIO COMPOSITION
% of Total Investments as of June 30, 1997
--------------------------------------------------------


Top Five Holdings

Issuer
--------------------------------------------------------
Federal National
Mortgage Association - 8.500%                     7.4%
--------------------------------------------------------
Government National
Mortgage Association - 6.500%                     7.2%
--------------------------------------------------------
Long Island Lighting Co. - 9.000%                 3.0%
--------------------------------------------------------
Government National
Mortgage Association - 8.500%                     2.9%
--------------------------------------------------------
AMR Corp. - 9.430%                                1.5%
--------------------------------------------------------
Top Five Total                                   22.0%

Industry Classifications

                           [PIE CHART APPEARS HERE]

Mortgage-
Backed Securities                  33.9%

Consumer
Discretionary (stock)              11.1%

Financial and Business

Services (stock)                    9.6%

Short-Term
Instruments                         7.0%

Technology (stock)                  5.8%

Energy (stock)                      5.5%

Capital Goods (stock)               4.8%

Utilities (bonds)                   4.5%

Other                              17.8%

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Seeks total return consistent with prudent investment management; invests in common stocks, fixed income securities and money market instruments.

           --------------------------------------------------------
           Cumulative Returns Since Inception Through June 30, 1997
           --------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                                    60% S&P 500 INDEX &
                               LIPPER              40% LEHMAN AGGREGATE
  BALANCED FUND            BALANCED INDEX               BOND INDEX
  5,000,000.00              5,000,000.00               5,000,000.00
  5,193,160.00              5,146,800.00               5,163,350.00
  5,183,200.00              5,098,830.00               5,120,860.00
  5,267,840.00              5,157,570.00               5,181,240.00
  5,284,480.00              5,158,030.00               5,164,490.00
  5,375,770.00              5,275,740.00               5,270,470.00
  5,452,070.00              5,351,290.00               5,342,790.00
  5,495,130.00              5,422,840.00               5,410,570.00
  5,561,580.00              5,489,810.00               5,492,710.00
  5,612,700.00              5,603,120.00               5,571,400.00
  5,540,310.00              5,560,250.00               5,506,120.00
  5,607,310.00              5,657,720.00               5,597,300.00
  5,638,230.00              5,717,700.00               5,647,720.00
  5,613,390.00              5,740,800.00               5,646,870.00
  5,779,720.00              5,914,280.00               5,815,010.00
  5,753,730.00              5,927,000.00               5,794,630.00
  5,816,510.00              5,987,930.00               5,875,230.00
  5,757,490.00              5,892,000.00               5,821,640.00
  5,799,080.00              5,990,870.00               5,876,500.00
  5,893,310.00              6,147,830.00               6,028,110.00
  5,789,150.00              6,027,150.00               5,888,060.00
  5,591,790.00              5,808,120.00               5,675,960.00
  5,634,150.00              5,821,070.00               5,701,490.00
  5,661,770.00              5,865,840.00               5,757,310.00
  5,573,390.00              5,764,010.00               5,667,550.00
  5,725,780.00              5,894,220.00               5,824,260.00
  5,876,160.00              6,041,690.00               5,970,420.00
  5,753,620.00              5,932,700.00               5,847,690.00
  5,819,960.00              5,951,150.00               5,924,440.00
  5,696,250.00              5,812,430.00               5,789,720.00
  5,744,040.00              5,868,280.00               5,857,230.00
  5,890,520.00              5,941,230.00               5,994,720.00
  6,060,930.00              6,114,350.00               6,191,900.00
  6,151,820.00              6,222,460.00               6,316,730.00
  6,264,700.00              6,339,130.00               6,463,640.00
  6,488,240.00              6,541,980.00               6,718,700.00
  6,585,670.00              6,657,900.00               6,832,050.00
  6,678,610.00              6,798,650.00               6,961,880.00
  6,748,050.00              6,851,680.00               7,005,970.00
  6,927,460.00              7,015,300.00               7,210,620.00
  6,951,680.00              6,997,550.00               7,232,690.00
  7,162,160.00              7,215,030.00               7,466,550.00
  7,292,520.00              7,328,600.00               7,594,750.00
  7,433,500.00              7,460,880.00               7,770,040.00
  7,369,420.00              7,464,460.00               7,759,230.00
  7,371,820.00              7,492,600.00               7,782,490.00
  7,410,590.00              7,542,250.00               7,833,810.00
  7,513,960.00              7,619,350.00               7,948,670.00
  7,582,010.00              7,644,510.00               8,009,530.00
  7,373,570.00              7,447,740.00               7,805,980.00
  7,419,160.00              7,565,250.00               7,899,530.00
  7,690,520.00              7,845,100.00               8,221,340.00
  7,881,140.00              8,011,490.00               8,430,240.00
  8,328,110.00              8,384,830.00               8,870,340.00
  8,249,780.00              8,281,690.00               8,731,920.00
  8,509,550.00              8,535,120.00               9,069,960.00
  8,525,300.00              8,566,690.00               9,121,650.00
  8,308,690.00              8,317,400.00               8,856,330.00
  8,538,610.00              8,567,760.00               9,226,590.00
  8,895,380.00              8,918,180.00               9,598,510.00
  9,126,130.00              9,204,450.00               9,902,090.00

--------------------------------------------------------------------------------

The line graph above assumes the investment of $5,000,000 on 7/1/92, the first full month following the Fund's Institutional Class inception on 6/25/92, compared to a static 60/40 blend of the Standard and Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Index, each an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Past performance is not an indication of future results.

       The Balanced Fund posted solid results for the year ended June 30, 1997, in line with those of mutual funds with the same objective (measured by the Lipper Balanced Index). Specifically, the Fund's Institutional Class shares increased 20.4%.

       Throughout much of the last fiscal year, the Fund's asset allocation was maintained at 60% stocks and 40% bonds. The Fund's managers felt this allocation would allow the Balanced Fund to provide the necessary diversification in the face of sometimes turbulent financial markets. This strategy proved successful, as the Fund produced strong returns while exhibiting less volatility than the overall market.

       Among the winners in the Fund's stock portfolio was Bear Stearns Companies, a major securities firm with business interests in both the stock and bond markets. Bear Stearns posted strong results, with net revenues increasing as a result of growth in investment banking. Combined with their successful margin-lending business, Bear Stearns should be able to continue its above-average profitability relative to other securities firms.

       Another stock success story for the Fund was Brunswick Corp., a manufacturer of pleasure boats and bowling equipment. This company took another step toward transforming itself into a diversified, active recreation company by acquiring Life Fitness in the second quarter. The purchase of this leading maker of fitness equipment should enable Brunswick to increase sales without having to undertake significant additional marketing expense.

       On the bond side, the Fund's managers continued to invest based on the view that interest rates would decline further over the long term. This strategy is exemplified by a high quality portfolio with an above-average duration relative to the benchmark. Over the last quarter, this strategy was rewarded as long-term interest rates fell.

       Based on the strong performance of the stock and bond markets over the past year, there were few sectors that detracted from the Fund's returns. Underweighting in the consumer durables and consumer staples sectors somewhat limited the performance during the last quarter, although both industries added value over the year. And, as the 30-year Treasury bond yield fluctuated from 7.2% to 6.8% during the past 12 months, a few volatile swings within that period affected the Fund's bond portfolio on a short-term basis.

       With the stock market at record highs, the managers believe that more than ever before it is important to maintain a investment portfolio that is diversified between stocks and bonds. For this reason, the Fund expects to maintain its 60% stock/40% bond allocation in the coming months.




                                                       1997 Annual Report / 15

Statement of Assets and Liabilities

June 30, 1997

Amounts in thousands, except per share amounts          Emerging      International   Capital            Mid Cap      Micro Cap
                                                        Markets Fund  Developed Fund  Appreciation Fund  Growth Fund  Growth Fund
                                                        ------------  --------------  -----------------  -----------  -----------
Assets:
Investments, at value                                   $     53,112  $      101,936  $         579,336  $   371,796  $   166,709
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Cash and foreign currency                                        159             210                  0       13,391            0
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Receivable for investments and foreign currency sold           2,765             589              6,077            0          790
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Receivable for Fund shares sold                                   10             237                750        3,502          625
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Interest and dividends receivable                                288             235                411          214           39
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
                                                              56,334         103,207            586,574      388,903      168,163
======================================================  ============  ==============  =================  ===========  ===========

Liabilities:
Payable for investments and foreign currency purchased  $        707  $            0  $          24,092  $       611  $     1,330
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Payable for Fund shares redeemed                                 390           2,801                207          393          393
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Dividends payable                                                  0               0                  0            0            0
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Accrued investment advisor's fee                                  38              48                198          133          154
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Accrued administrator's fee                                       22              41                112           85           31
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Accrued distribution and/or servicing fee                          1               2                  9           46            0
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Accrued servicing fee                                              1               2                  5           18            0
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Variation margin payable                                           0               0                  0            0            0
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Other liabilities                                                  0               0                  0           48            0
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
                                                               1,159           2,894             24,623        1,334        1,908
======================================================  ============  ==============  =================  ===========  ===========

Net Assets                                              $     55,175  $      100,313  $         561,951  $   387,569  $   166,255
======================================================  ============  ==============  =================  ===========  ===========

Net Assets Consist of:
Paid in capital                                         $     57,673  $       86,123  $         405,396  $   292,286  $   121,121
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Undistributed (overdistributed) net investment income            (69)          1,129              8,727          513            0
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Accumulated undistributed net realized gain (loss)           (10,347)          2,133             23,166       12,728        7,732
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Net unrealized appreciation                                    7,918          10,928            124,662       82,042       37,402
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
                                                        $     55,175  $      100,313  $         561,951  $   387,569  $   166,255
======================================================  ============  ==============  =================  ===========  ===========

Shares Issued and Outstanding
Institutional Class                                            3,776           7,171             25,299       14,370        8,269
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Administrative Class                                               8             176                147          102          107
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Retail Classes                                                   169             303              1,073        4,664            0
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------

Net Asset Value and Redemption Price* Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                     $      13.96  $        13.12  $           21.19  $     20.28  $     19.85
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Administrative Class                                           13.95           13.05              21.16        20.24        19.78
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Class A                                                        13.94           13.08              21.16        20.24            0
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Class B                                                        13.89           13.06              21.10        20.17            0
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------
Class C                                                        13.89           13.06              21.10        20.18            0
------------------------------------------------------  ------------  --------------  -----------------  -----------  -----------

Cost of Investments Owned                                     45,194          90,981            454,675      289,754      129,307
======================================================  ============  ==============  =================  ===========  ===========
Cost of Foreign Currency Held                                    159               0                  0            0            0
======================================================  ============  ==============  =================  ===========  ===========

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.


16 / PIMCO Funds See accompanying notes

Statement of Assets and Liabilities

June 30, 1997

                                                          Small Cap    Core         Mid Cap      Equity
                                                          Growth Fund  Equity Fund  Equity Fund  Income Fund
Assets:
Investments, at value                                     $    33,552  $    36,020  $     7,685  $   139,521
------------------------------------------------------    -----------  -----------  -----------  -----------
Cash and foreign currency                                           1           67           29            1
------------------------------------------------------    -----------  -----------  -----------  -----------
Receivable for investments and foreign currency sold            1,292          504          234        1,485
------------------------------------------------------    -----------  -----------  -----------  -----------
Receivable for Fund shares sold                                     0           68            0          430
------------------------------------------------------    -----------  -----------  -----------  -----------
Interest and dividends receivable                                  22           12            3          492
------------------------------------------------------    -----------  -----------  -----------  -----------
                                                               34,867       36,671        7,951      141,929
======================================================    ===========  ===========  ===========  ===========

Liabilities:
Payable for investments and foreign currency purchased    $       388  $       859  $       355  $     1,533
------------------------------------------------------    -----------  -----------  -----------  -----------
Payable for Fund shares redeemed                                1,055            7            0           84
------------------------------------------------------    -----------  -----------  -----------  -----------
Dividends payable                                                   0            0            0            0
------------------------------------------------------    -----------  -----------  -----------  -----------
Accrued investment advisor's fee                                   26           16            4           50
------------------------------------------------------    -----------  -----------  -----------  -----------
Accrued administrator's fee                                         7            7            1           29
------------------------------------------------------    -----------  -----------  -----------  -----------
Accrued distribution and/or servicing fee                           0            0            0            5
------------------------------------------------------    -----------  -----------  -----------  -----------
Accrued servicing fee                                               0            6            0            4
------------------------------------------------------    -----------  -----------  -----------  -----------
Variation margin payable                                            0            0            0            0
------------------------------------------------------    -----------  -----------  -----------  -----------
Other liabilities                                                   0            0            0            0
------------------------------------------------------    -----------  -----------  -----------  -----------
                                                                1,476          895          360        1,705
======================================================    ===========  ===========  ===========  ===========

Net Assets                                                $    33,391  $    35,776  $     7,591  $   140,224
======================================================    ===========  ===========  ===========  ===========

Net Assets Consist of:
Paid in capital                                           $    23,242  $    24,893  $     5,617  $    99,898
------------------------------------------------------    -----------  -----------  -----------  -----------
Undistributed (overdistributed) net investment income             272        2,331          474        2,380
------------------------------------------------------    -----------  -----------  -----------  -----------
Accumulated undistributed net realized gain (loss)              2,738        3,232          703       13,956
------------------------------------------------------    -----------  -----------  -----------  -----------
Net unrealized appreciation                                     7,139        5,320          797       23,990
------------------------------------------------------    -----------  -----------  -----------  -----------
                                                          $    33,391  $    35,776  $     7,591  $   140,224
======================================================    ===========  ===========  ===========  ===========

Shares Issued and Outstanding
Institutional Class                                             2,491          415          541        7,860
------------------------------------------------------    -----------  -----------  -----------  -----------
Administrative Class                                                0        1,888            0          529
------------------------------------------------------    -----------  -----------  -----------  -----------
Retail Classes                                                      0            0            0          712
------------------------------------------------------    -----------  -----------  -----------  -----------

Net Asset Value and Redemption Price* Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                       $     13.40  $     15.55  $     14.04  $     15.41
------------------------------------------------------    -----------  -----------  -----------  -----------
Administrative Class                                            13.41        15.53            0        15.40
------------------------------------------------------    -----------  -----------  -----------  -----------
Class A                                                             0            0            0        15.39
------------------------------------------------------    -----------  -----------  -----------  -----------
Class B                                                             0            0            0        15.37
------------------------------------------------------    -----------  -----------  -----------  -----------
Class C                                                             0            0            0        15.37
------------------------------------------------------    -----------  -----------  -----------  -----------

Cost of Investments Owned                                      26,413       30,700        6,888      115,531
======================================================    ===========  ===========  ===========  ===========
Cost of Foreign Currency Held                                       0            0            0            0
======================================================    ===========  ===========  ===========  ===========

                                                                       Small Cap   Enhanced
                                                           Value Fund  Value Fund  Equity Fund  Balanced Fund
Assets:
Investments, at value                                     $   178,501  $    78,726  $    44,816  $    72,121
------------------------------------------------------    -----------  -----------  -----------  -----------
Cash and foreign currency                                           1           56            0           29
------------------------------------------------------    -----------  -----------  -----------  -----------
Receivable for investments and foreign currency sold            6,776           91            0        3,847
------------------------------------------------------    -----------  -----------  -----------  -----------
Receivable for Fund shares sold                                   255        1,418            2          138
------------------------------------------------------    -----------  -----------  -----------  -----------
Interest and dividends receivable                                 462          154           65          263
------------------------------------------------------    -----------  -----------  -----------  -----------
                                                              185,995       80,445       44,883       76,398
======================================================    ===========  ===========  ===========  ===========

Liabilities:
Payable for investments and foreign currency purchased    $     5,721  $     1,534  $         0  $    12,400
------------------------------------------------------    -----------  -----------  -----------  -----------
Payable for Fund shares redeemed                                  254            2           17           22
------------------------------------------------------    -----------  -----------  -----------  -----------
Dividends payable                                                   0            0            0            0
------------------------------------------------------    -----------  -----------  -----------  -----------
Accrued investment advisor's fee                                   64           35           18           23
------------------------------------------------------    -----------  -----------  -----------  -----------
Accrued administrator's fee                                        48           18           10           13
------------------------------------------------------    -----------  -----------  -----------  -----------
Accrued distribution and/or servicing fee                          53           16            0            1
------------------------------------------------------    -----------  -----------  -----------  -----------
Accrued servicing fee                                              21            8            0            0
------------------------------------------------------    -----------  -----------  -----------  -----------
Variation margin payable                                            0            0            0           10
------------------------------------------------------    -----------  -----------  -----------  -----------
Other liabilities                                                  30            0            0            0
------------------------------------------------------    -----------  -----------  -----------  -----------
                                                                6,191        1,613           45       12,469
======================================================    ===========  ===========  ===========  ===========

Net Assets                                                $   179,804  $    78,832  $    44,838  $    63,929
======================================================    ===========  ===========  ===========  ===========
Net Assets Consist of:
Paid in capital                                           $   145,228  $    63,775  $    21,136  $    52,384
------------------------------------------------------    -----------  -----------  -----------  -----------
Undistributed (overdistributed) net investment income           6,824        1,920        3,436        2,860
------------------------------------------------------    -----------  -----------  -----------  -----------
Accumulated undistributed net realized gain (loss)              4,999        2,525       11,494        1,139
------------------------------------------------------    -----------  -----------  -----------  -----------
Net unrealized appreciation                                    22,753       10,612        8,772        7,546
------------------------------------------------------    -----------  -----------  -----------  -----------
                                                          $   179,804  $    78,832  $    44,838  $    63,929
======================================================    ===========  ===========  ===========  ===========

Shares Issued and Outstanding
Institutional Class                                             5,039        2,195        2,724        5,387
------------------------------------------------------    -----------  -----------  -----------  -----------
Administrative Class                                                0          375            0            0
------------------------------------------------------    -----------  -----------  -----------  -----------
Retail Classes                                                  7,109        2,436            0          212
------------------------------------------------------    -----------  -----------  -----------  -----------

Net Asset Value and Redemption Price* Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                       $     14.81  $     15.78  $     16.46  $     11.42
------------------------------------------------------    -----------  -----------  -----------  -----------
Administrative Class                                                0        15.76            0            0
------------------------------------------------------    -----------  -----------  -----------  -----------
Class A                                                         14.80        15.75            0        11.40
------------------------------------------------------    -----------  -----------  -----------  -----------
Class B                                                         14.80        15.71            0        11.39
------------------------------------------------------    -----------  -----------  -----------  -----------
Class C                                                         14.80        15.71            0        11.39
------------------------------------------------------    -----------  -----------  -----------  -----------

Cost of Investments Owned                                     155,748       68,114       36,043       64,592
======================================================    ===========  ===========  ===========  ===========
Cost of Foreign Currency Held                                       0            0            0            0
======================================================    ===========  ===========  ===========  ===========



                                  1997 Annual Report See accompanying notes / 17

Statement of Operations

For the period ended June 30, 1997


$ in thousands                                                       Emerging  International    Capital      Mid Cap   Micro Cap
                                                                     Markets     Developed    Appreciation   Growth   Growth Fund
                                                                       Fund         Fund         Fund         Fund       Fund
                                                                    ---------  -------------  ------------  ---------  ----------
Investment Income:
Dividends, net of foreign taxes                                     $  1,132   $     1,508    $    6,017    $   2,806  $     710
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
Interest                                                                  62           231         1,470          576        445
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
   Total income                                                        1,194         1,739         7,487        3,382      1,155
==================================================================  =========  =============  ============  =========  ==========

Expenses:
Investment advisory fees                                                 568           526         1,953        1,220      1,390
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
Administration fees                                                      313           437         1,093          730        278
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
Distribution and/or servicing fees - Administrative Class                  1            13             3            4          3
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
Distribution and servicing fees - Retail Classes                           6             8            39          313          0
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
Trustees' fees                                                             4             6            30           18          8
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
Reorganization costs                                                      20            20            20           20         20
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
Miscellaneous                                                              0             0             0            0          0
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
   Total expenses                                                        912         1,010         3,138        2,305      1,699
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------

Net Investment Income (Loss)                                             282           729         4,349        1,077       (544)
==================================================================  =========  =============  ============  =========  ==========

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                                       3,171         5,106        45,370       30,855     10,317
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
Net realized gain (loss) on futures contracts and written options          0          (358)            0            0          0
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
Net realized loss on foreign currency transactions                      (131)         (940)            0            0          0
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
Net change in unrealized appreciation
   (depreciation) on investments                                       1,574         4,863        74,013       50,902     15,151
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options                 0            21             0            0          0
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------
Net change in unrealized appreciation
   (depreciation) on translation of assets and liabilities
   denominated in foreign currencies                                      11          (120)            0            0          0
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------

   Net Gain                                                            4,625         8,572       119,383       81,757     25,468
------------------------------------------------------------------  ---------  -------------  ------------  ---------  ----------

Net Increase in Assets
   Resulting from Operations                                        $  4,907   $     9,301    $  123,732    $  82,834  $  24,924
==================================================================  =========  =============  ============  =========  ==========

18 / PIMCO Funds See accompanying notes


$ in thousands                                                      Small Cap      Core           Mid Cap       Equity
                                                                    Growth Fund    Equity Fund    Equity Fund   Income Fund
                                                                    -----------    -----------    -----------   -----------
Investment Income:
Dividends, net of foreign taxes                                     $     327      $     367      $      33     $   4,473
------------------------------------------------------------------  -----------    -----------    -----------   -----------
Interest                                                                   87             86             22           168
------------------------------------------------------------------  -----------    -----------    -----------   -----------
   Total income                                                           414            453             55         4,641
==================================================================  ===========    ===========    ===========   ===========

Expenses:
Investment advisory fees                                                  327            234             49           555
------------------------------------------------------------------  -----------    -----------    -----------   -----------
Administration fees                                                        82            103             19           312
------------------------------------------------------------------  -----------    -----------    -----------   -----------
Distribution and/or servicing fees - Administrative Class                   0             79              0            17
------------------------------------------------------------------  -----------    -----------    -----------   -----------
Distribution and servicing fees - Retail Classes                            0              0              0            19
------------------------------------------------------------------  -----------    -----------    -----------   -----------
Trustees' fees                                                              2              3              1             8
------------------------------------------------------------------  -----------    -----------    -----------   -----------
Reorganization costs                                                       20             20             20            20
------------------------------------------------------------------  -----------    -----------    -----------   -----------
Miscellaneous                                                               0              0              0             0
------------------------------------------------------------------  -----------    -----------    -----------   -----------
   Total expenses                                                         431            439             89           931
------------------------------------------------------------------  -----------    -----------    -----------   -----------

Net Investment Income (Loss)                                              (17)            14            (34)        3,710
==================================================================  ===========    ===========    ===========   ===========

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                                        4,368          6,488          1,820        20,609
------------------------------------------------------------------  -----------    -----------    -----------   -----------
Net realized gain (loss) on futures contracts and written options           0              0              0             0
------------------------------------------------------------------  -----------    -----------    -----------   -----------
Net realized loss on foreign currency transactions                          0              0              0             0
------------------------------------------------------------------  -----------    -----------    -----------   -----------
Net change in unrealized appreciation
   (depreciation) on investments                                        2,170          1,195         (1,109)        6,318
------------------------------------------------------------------  -----------    -----------    -----------   -----------
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options                  0             (4)             0             0
------------------------------------------------------------------  -----------    -----------    -----------   -----------
Net change in unrealized appreciation
   (depreciation) on translation of assets and liabilities
   denominated in foreign currencies                                        0              0              0             0
------------------------------------------------------------------  -----------    -----------    -----------   -----------

   Net Gain                                                             6,538          7,679            711        26,927
------------------------------------------------------------------  -----------    -----------    -----------   -----------

Net Increase in Assets
   Resulting from Operations                                        $   6,521      $   7,693      $     677     $  30,637
==================================================================  ===========    ===========    ===========   ===========


$ in thousands                                                                   Small Cap    Enhanced
                                                                    Value Fund   Value Fund   Equity Fund   Balanced Fund
                                                                    ----------   ----------   -----------   -------------
Investment Income:
Dividends, net of foreign taxes                                     $  2,697     $  1,055     $   1,308     $       786
------------------------------------------------------------------  ----------   ----------   -----------   -------------
Interest                                                                 175          145            21           1,972
------------------------------------------------------------------  ----------   ----------   -----------   -------------
   Total income                                                        2,872        1,200         1,329           2,758
==================================================================  ==========   ==========   ===========   =============

Expenses:
Investment advisory fees                                                 464          249           292             307
------------------------------------------------------------------  ----------   ----------   -----------   -------------
Administration fees                                                      319          114           162             170
------------------------------------------------------------------  ----------   ----------   -----------   -------------
Distribution and/or servicing fees - Administrative Class                  0           12             0               0
------------------------------------------------------------------  ----------   ----------   -----------   -------------
Distribution and servicing fees - Retail Classes                         361           60             0               4
------------------------------------------------------------------  ----------   ----------   -----------   -------------
Trustees' fees                                                             6            3             5               5
------------------------------------------------------------------  ----------   ----------   -----------   -------------
Reorganization costs                                                      20           20            20              20
------------------------------------------------------------------  ----------   ----------   -----------   -------------
Miscellaneous                                                              0            0             0               0
------------------------------------------------------------------  ----------   ----------   -----------   -------------
   Total expenses                                                      1,170          458           479             506
------------------------------------------------------------------  ----------   ----------   -----------   -------------

Net Investment Income (Loss)                                           1,702          742           850           2,252
==================================================================  ==========   ==========   ===========   =============

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                                      13,315        5,616        21,124          12,264
------------------------------------------------------------------  ----------   ----------   -----------   -------------
Net realized gain (loss) on futures contracts and written options          0            0             0             399
------------------------------------------------------------------  ----------   ----------   -----------   -------------
Net realized loss on foreign currency transactions                         0            0             0               0
------------------------------------------------------------------  ----------   ----------   -----------   -------------
Net change in unrealized appreciation
   (depreciation) on investments                                      19,593        6,732        (4,893)         (2,880)
------------------------------------------------------------------  ----------   ----------   -----------   -------------
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options                 0            0             0            (185)
------------------------------------------------------------------  ----------   ----------   -----------   -------------
Net change in unrealized appreciation
   (depreciation) on translation of assets and liabilities
   denominated in foreign currencies                                       0            0             0               0
------------------------------------------------------------------  ----------   ----------   -----------   -------------

   Net Gain                                                           32,908       12,348        16,231           9,598
------------------------------------------------------------------  ----------   ----------   -----------   -------------

Net Increase in Assets
   Resulting from Operations                                        $ 34,610     $ 13,090     $  17,081       $  11,850
==================================================================  ==========   ==========   ===========   =============

                                  1997 Annual Report See accompanying notes / 19

Statement of Changes in Net Assets

$ in thousands                                                Emerging Markets Fund                   International Developed Fund
                                                              --------------------------------        ------------------------------
Increase (Decrease) in Net Assets from:                      Year Ended    Eight Months Ended       Year Ended   Eight Months Ended
                                                          June 30, 1997         June 30, 1996    June 30, 1997        June 30, 1996

Operations
Net investment income (loss)                                  $     282            $     434         $     729            $     399
-----------------------------------------------------         -------------------------------        -------------------------------
Net realized gain (loss)                                          3,040                1,358             3,808                2,749
-----------------------------------------------------         -------------------------------        -------------------------------
Net change in unrealized appreciation (depreciation)              1,585                7,303             4,764                5,113
-----------------------------------------------------         -------------------------------        -------------------------------
Net increase (decrease) resulting from operations                 4,907                9,095             9,301                8,261
=====================================================         ===============================        ===============================

Net equalization credits (debits)                                     0                   (4)                0                   62
=====================================================         ===============================        ===============================

Distributions to Shareholders
From net investment income
   Institutional Class                                             (310)                (236)                0                 (382)
-----------------------------------------------------         -------------------------------        -------------------------------
   Administrative Class                                               0                   (3)                0                   (4)
-----------------------------------------------------         -------------------------------        -------------------------------
   Retail Classes                                                     0                    0                 0                    0
-----------------------------------------------------         -------------------------------        -------------------------------
In excess of net investment income
   Institutional Class                                                0                    0                 0               (1,896)
-----------------------------------------------------         -------------------------------        -------------------------------
   Administrative Class                                               0                    0                 0                  (21)
-----------------------------------------------------         -------------------------------        -------------------------------
   Retail Classes                                                     0                    0                 0                    0
-----------------------------------------------------         -------------------------------        -------------------------------
From net realized capital gains
   Institutional Class                                                0                    0            (4,189)              (1,127)
-----------------------------------------------------         -------------------------------        -------------------------------
   Administrative Class                                               0                    0              (255)                 (13)
-----------------------------------------------------         -------------------------------        -------------------------------
   Retail Classes                                                     0                    0                 0                    0
-----------------------------------------------------         -------------------------------        -------------------------------

Total Distributions                                                (310)                (239)           (4,444)              (3,443)
=====================================================         ===============================        ===============================

Fund Share Transactions
Receipts for shares sold
   Institutional Class                                           12,784               32,382            43,648               14,180
-----------------------------------------------------         -------------------------------        -------------------------------
   Administrative Class                                             305                  387             1,683                5,259
-----------------------------------------------------         -------------------------------        -------------------------------
   Retail Classes                                                 2,597                    0             4,293                    0
-----------------------------------------------------         -------------------------------        -------------------------------
Shares issued in reorganization
   Retail Classes                                                     0                    0                 0                    0
-----------------------------------------------------         -------------------------------        -------------------------------
Issued as reinvestment of distributions
   Institutional Class                                              222                  174             3,449                2,171
-----------------------------------------------------         -------------------------------        -------------------------------
   Administrative Class                                               0                    3               255                   38
-----------------------------------------------------         -------------------------------        -------------------------------
   Retail Classes                                                     0                    0                 0                    0
-----------------------------------------------------         -------------------------------        -------------------------------
Cost of shares redeemed
   Institutional Class                                          (45,330)             (34,303)          (27,613)             (14,496)
-----------------------------------------------------         -------------------------------        -------------------------------
   Administrative Class                                            (553)                (951)           (5,453)                (483)
-----------------------------------------------------         -------------------------------        -------------------------------
   Retail Classes                                                  (360)                   0              (637)                   0
-----------------------------------------------------         -------------------------------        -------------------------------
Net increase (decrease) resulting from
 Fund share transactions                                        (30,335)              (2,308)           19,625                6,669
-----------------------------------------------------         -------------------------------        -------------------------------

Total Increase (Decrease) in Net Assets                         (25,738)               6,544            24,482               11,549
=====================================================         ===============================        ===============================

Net Assets
Beginning of period                                              80,913               74,369            75,831               64,282
-----------------------------------------------------         -------------------------------        -------------------------------
End of period *                                               $  55,175            $  80,913         $ 100,313            $  75,831
-----------------------------------------------------         -------------------------------        -------------------------------

*Including net undistributed (overdistributed)
  investment income of:                                       $     (69)           $     (33)        $   1,129            $   1,936
-----------------------------------------------------         -------------------------------        -------------------------------


                                                                Capital Appreciation Fund
                                                                ------------------------------
Increase (Decrease) in Net Assets from:                      Year Ended    Eight Months Ended
                                                          June 30, 1997         June 30, 1996

Operations
Net investment income (loss)                                  $   4,349             $   2,624
-----------------------------------------------------         --------------------------------
Net realized gain (loss)                                         45,370                31,135
-----------------------------------------------------         --------------------------------
Net change in unrealized appreciation (depreciation)             74,013                 6,136
-----------------------------------------------------         --------------------------------
Net increase (decrease) resulting from operations               123,732                39,895
=====================================================         ================================

Net equalization credits (debits)                                     0                   214
=====================================================         ================================

Distributions to Shareholders
From net investment income
   Institutional Class                                           (2,203)               (2,624)
-----------------------------------------------------         --------------------------------
   Administrative Class                                              (7)                    0
-----------------------------------------------------         --------------------------------
   Retail Classes                                                     0                     0
-----------------------------------------------------         --------------------------------
In excess of net investment income
   Institutional Class                                                0                     0
-----------------------------------------------------         --------------------------------
   Administrative Class                                               0                     0
-----------------------------------------------------         --------------------------------
   Retail Classes                                                     0                     0
-----------------------------------------------------         --------------------------------
From net realized capital gains
   Institutional Class                                          (44,041)              (15,492)
-----------------------------------------------------         --------------------------------
   Administrative Class                                            (129)                    0
-----------------------------------------------------         --------------------------------
   Retail Classes                                                     0                     0
-----------------------------------------------------         --------------------------------

Total Distributions                                             (46,380)              (18,116)
=====================================================         ================================

Fund Share Transactions
Receipts for shares sold
   Institutional Class                                          165,774                93,460
-----------------------------------------------------         --------------------------------
   Administrative Class                                           3,111                     0
-----------------------------------------------------         --------------------------------
   Retail Classes                                                22,411                     0
-----------------------------------------------------         --------------------------------
Shares issued in reorganization
   Retail Classes                                                     0                     0
-----------------------------------------------------         --------------------------------
Issued as reinvestment of distributions
   Institutional Class                                           36,552                15,598
-----------------------------------------------------         --------------------------------
   Administrative Class                                             136                     0
-----------------------------------------------------         --------------------------------
   Retail Classes                                                     0                     0
-----------------------------------------------------         --------------------------------
Cost of shares redeemed
   Institutional Class                                          (90,177)              (18,543)
-----------------------------------------------------         --------------------------------
   Administrative Class                                            (349)                    0
-----------------------------------------------------         --------------------------------
   Retail Classes                                                (1,587)                    0
-----------------------------------------------------         --------------------------------
Net increase (decrease) resulting from
 Fund share transactions                                        135,871                90,515
-----------------------------------------------------         --------------------------------

Total Increase (Decrease) in Net Assets                         213,223               112,508
=====================================================         ================================

Net Assets
Beginning of period                                             348,728               236,220
-----------------------------------------------------         --------------------------------
End of period *                                               $ 561,951             $ 348,728
-----------------------------------------------------         --------------------------------

*Including net undistributed (overdistributed)
  investment income of:                                       $   8,727             $   3,922
-----------------------------------------------------         --------------------------------


20 / PIMCO Funds See accompanying notes

$ in thousands                                             Mid Cap Growth Fund                 Micro Cap Growth Fund
                                                           ---------------------------------   ----------------------------------
Increase (Decrease) in Net Assets from:                       Year Ended  Eight Months Ended      Year Ended   Eight Months Ended
                                                           June 30, 1997       June 30, 1996   June 30, 1997        June 30, 1996

Operations
Net investment income (loss)                                  $   1,077           $   1,524       $    (544)           $    (244)
-----------------------------------------------------         ------------------------------      -------------------------------
Net realized gain (loss)                                         30,855              30,980          10,317                8,951
-----------------------------------------------------         ------------------------------      -------------------------------
Net change in unrealized appreciation (depreciation)             50,902             (13,220)         15,151                8,025
-----------------------------------------------------         ------------------------------      -------------------------------
Net increase (decrease) resulting from operations                82,834              19,284          24,924               16,732
=====================================================         ==============================      ===============================

Net equalization credits (debits)                                     0                  59               0                    0
=====================================================         ==============================      ===============================

Distributions to Shareholders
From net investment income
   Institutional Class                                             (604)             (1,518)              0                    0
-----------------------------------------------------         ------------------------------      -------------------------------
   Administrative Class                                              (2)                 (6)              0                    0
-----------------------------------------------------         ------------------------------      -------------------------------
   Retail Classes                                                     0                   0               0                    0
-----------------------------------------------------         ------------------------------      -------------------------------
In excess of net investment income
   Institutional Class                                                0                  (2)              0                    0
-----------------------------------------------------         ------------------------------      -------------------------------
   Administrative Class                                               0                   0               0                    0
-----------------------------------------------------         ------------------------------      -------------------------------
   Retail Classes                                                     0                   0               0                    0
-----------------------------------------------------         ------------------------------      -------------------------------
From net realized capital gains
   Institutional Class                                          (43,528)             (4,245)        (11,397)              (1,543)
-----------------------------------------------------         ------------------------------      -------------------------------
   Administrative Class                                            (258)                (21)           (122)                   0
-----------------------------------------------------         ------------------------------      -------------------------------
   Retail Classes                                                     0                   0               0                    0
-----------------------------------------------------         ------------------------------      -------------------------------

Total Distributions                                             (44,392)             (5,792)        (11,519)              (1,543)
=====================================================         ==============================      ===============================

Fund Share Transactions
Receipts for shares sold
   Institutional Class                                           71,437              65,496          72,696               21,977
-----------------------------------------------------         ------------------------------      -------------------------------
   Administrative Class                                             878                 266           2,434                  707
-----------------------------------------------------         ------------------------------      -------------------------------
   Retail Classes                                                10,914                   0               0                    0
-----------------------------------------------------         ------------------------------      -------------------------------
Shares issued in reorganization
   Retail Classes                                                75,422                   0               0                    0
-----------------------------------------------------         ------------------------------      -------------------------------
Issued as reinvestment of distributions
   Institutional Class                                           42,923               5,548           9,931                1,379
-----------------------------------------------------         ------------------------------      -------------------------------
   Administrative Class                                             261                  27             121                    0
-----------------------------------------------------         ------------------------------      -------------------------------
   Retail Classes                                                     0                   0               0                    0
-----------------------------------------------------         ------------------------------      -------------------------------
Cost of shares redeemed
   Institutional Class                                          (72,699)            (42,836)        (15,697)             (24,322)
-----------------------------------------------------         ------------------------------      -------------------------------
   Administrative Class                                            (280)               (182)         (1,174)                (166)
-----------------------------------------------------         ------------------------------      -------------------------------
   Retail Classes                                               (11,811)                  0               0                    0
-----------------------------------------------------         ------------------------------      -------------------------------
Net increase (decrease) resulting from
 Fund share transactions                                        117,045              28,319          68,311                 (425)
-----------------------------------------------------         ------------------------------      -------------------------------

Total Increase (Decrease) in Net Assets                         155,487              41,870          81,716               14,764
=====================================================         ==============================      ===============================

Net Assets
Beginning of period                                             232,082             190,212          84,539               69,775
-----------------------------------------------------         ------------------------------      -------------------------------
End of period *                                               $ 387,569           $ 232,082       $ 166,255            $  84,539
-----------------------------------------------------         ------------------------------      -------------------------------

*Including net undistributed (overdistributed)
  investment income of:                                       $     513           $   2,129       $       0            $       0
-----------------------------------------------------         ------------------------------      -------------------------------

                                                              Small Cap Growth Fund               Core Equity Fund
                                                              -------------------------------     --------------------------------
Increase (Decrease) in Net Assets from:                      Year Ended   Eight Months Ended      Year Ended   Eight Months Ended
                                                          June 30, 1997        June 30, 1996   June 30, 1997        June 30, 1996

Operations
Net investment income (loss)                                  $     (17)           $     (86)       $      14          $      87
-----------------------------------------------------         -------------------------------       -----------------------------
Net realized gain (loss)                                          4,368               15,949            6,488              1,584
-----------------------------------------------------         -------------------------------       -----------------------------
Net change in unrealized appreciation (depreciation)              2,170              (11,349)           1,191              1,689
-----------------------------------------------------         -------------------------------       -----------------------------
Net increase (decrease) resulting from operations                 6,521                4,514            7,693              3,360
=====================================================         ===============================       =============================

Net equalization credits (debits)                                     0                    0                0                 21
=====================================================         ===============================       =============================

Distributions to Shareholders
From net investment income
   Institutional Class                                                0                    0              (20)               (29)
-----------------------------------------------------         -------------------------------       -----------------------------
   Administrative Class                                               0                    0              (17)               (58)
-----------------------------------------------------         -------------------------------       -----------------------------
   Retail Classes                                                     0                    0                0                  0
-----------------------------------------------------         -------------------------------       -----------------------------
In excess of net investment income
   Institutional Class                                                0                    0                0                 (9)
-----------------------------------------------------         -------------------------------       -----------------------------
   Administrative Class                                               0                    0                0                (18)
-----------------------------------------------------         -------------------------------       -----------------------------
   Retail Classes                                                     0                    0                0                  0
-----------------------------------------------------         -------------------------------       -----------------------------
From net realized capital gains
   Institutional Class                                          (17,212)              (5,641)            (616)              (180)
-----------------------------------------------------         -------------------------------       -----------------------------
   Administrative Class                                             (10)                 (55)          (1,861)              (577)
-----------------------------------------------------         -------------------------------       -----------------------------
   Retail Classes                                                     0                    0                0                  0
-----------------------------------------------------         -------------------------------       -----------------------------

Total Distributions                                             (17,222)              (5,696)          (2,514)              (871)
=====================================================         ===============================       =============================

Fund Share Transactions
Receipts for shares sold
   Institutional Class                                           10,629                4,731            1,642              2,105
-----------------------------------------------------         -------------------------------       -----------------------------
   Administrative Class                                               1                  437            9,341             17,158
-----------------------------------------------------         -------------------------------       -----------------------------
   Retail Classes                                                     0                    0                0                  0
-----------------------------------------------------         -------------------------------       -----------------------------
Shares issued in reorganization
   Retail Classes                                                     0                    0                0                  0
-----------------------------------------------------         -------------------------------       -----------------------------
Issued as reinvestment of distributions
   Institutional Class                                           12,306                4,655              286                 73
-----------------------------------------------------         -------------------------------       -----------------------------
   Administrative Class                                              10                   55            1,878                652
-----------------------------------------------------         -------------------------------       -----------------------------
   Retail Classes                                                     0                    0                0                  0
-----------------------------------------------------         -------------------------------       -----------------------------
Cost of shares redeemed
   Institutional Class                                          (11,800)             (49,237)          (6,861)              (118)
-----------------------------------------------------         -------------------------------       -----------------------------
   Administrative Class                                            (120)                (914)         (19,716)           (10,789)
-----------------------------------------------------         -------------------------------       -----------------------------
   Retail Classes                                                     0                    0                0                  0
-----------------------------------------------------         -------------------------------       -----------------------------
Net increase (decrease) resulting from
 Fund share transactions                                         11,026              (40,273)         (13,430)             9,081
-----------------------------------------------------         -------------------------------       -----------------------------

Total Increase (Decrease) in Net Assets                             325              (41,455)          (8,251)            11,591
=====================================================         ===============================       =============================

Net Assets
Beginning of period                                              33,066               74,521           44,027             32,436
-----------------------------------------------------         -------------------------------       -----------------------------
End of period *                                               $  33,391            $  33,066        $  35,776          $  44,027
-----------------------------------------------------         -------------------------------       -----------------------------

*Including net undistributed (overdistributed)
  investment income of:                                       $     272            $   3,202        $   2,331          $   1,498
-----------------------------------------------------         -------------------------------       -----------------------------

                                  1997 Annual Report See accompanying notes / 21



$ in thousands                                             Mid Cap Equity Fund                  Equity Income Fund
                                                           ----------------------------------   ---------------------------------
Increase (Decrease) in Net Assets from:                       Year Ended  Eight Months Ended      Year  Ended  Eight Months Ended
                                                           June 30, 1997       June 30, 1996    June 30, 1997       June 30, 1996

Operations
Net investment income (loss)                               $         (34)      $         (18)   $       3,710      $       3,220
---------------------------------------------------------  ----------------------------------   ---------------------------------
Net realized gain (loss)                                           1,820                 471           20,609             11,596
---------------------------------------------------------  ----------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)              (1,109)                853            6,318              6,902
---------------------------------------------------------  ----------------------------------   ---------------------------------
Net increase (decrease) resulting from operations                    677               1,306           30,637             21,718
=========================================================  ==================================   =================================

Net equalization credits (debits)                                      0                  (1)               0               (222)
=========================================================  ==================================   =================================

Distributions to Shareholders
From net investment income
   Institutional Class                                                 0                   0           (4,331)            (3,065)
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Administrative Class                                                0                   0             (249)              (155)
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Retail Classes                                                      0                   0              (79)                 0
---------------------------------------------------------  ----------------------------------   ---------------------------------
In excess of net investment income
   Institutional Class                                                 0                   0                0                 (7)
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Administrative Class                                                0                   0                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Retail Classes                                                      0                   0                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
From net realized capital gains
   Institutional Class                                            (1,083)               (243)         (14,051)            (4,404)
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Administrative Class                                                0                   0             (853)              (232)
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Retail Classes                                                      0                   0                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------

Total Distributions                                               (1,083)               (243)         (19,563)            (7,863)
=========================================================  ==================================   =================================

Fund Share Transactions
Receipts for shares sold
   Institutional Class                                               574                 474           14,386             34,285
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Administrative Class                                                0                   0            2,032              6,890
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Retail Classes                                                      0                   0           11,794                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
Shares issued in reorganization
   Retail Classes                                                      0                   0                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
Issued as reinvestment of distributions
   Institutional Class                                               263                  82           17,797              6,952
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Administrative Class                                                0                   0            1,101                387
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Retail Classes                                                      0                   0               71                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
Cost of shares redeemed
   Institutional Class                                            (1,218)             (1,597)         (37,514)           (55,588)
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Administrative Class                                                0                   0           (1,690)            (1,903)
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Retail Classes                                                      0                   0           (1,638)                 0
---------------------------------------------------------  ----------------------------------   ---------------------------------
Net increase (decrease) resulting from Fund share
 transactions                                                       (381)             (1,041)           6,339             (8,977)
---------------------------------------------------------  ----------------------------------   ---------------------------------

Total Increase (Decrease) in Net Assets                             (787)                 21           17,413              4,656
=========================================================  ==================================   =================================

Net Assets
Beginning of period                                                8,378               8,357          122,811            118,155
---------------------------------------------------------  ----------------------------------   ---------------------------------
End of period *                                                $   7,591       $       8,378    $     140,224      $     122,811
---------------------------------------------------------  ----------------------------------   ---------------------------------

*Including net undistributed (overdistributed) investment
  income of:                                                   $     474       $         280    $       2,380      $       3,782
---------------------------------------------------------  ----------------------------------   ---------------------------------



                                                                      Value Fund
                                                                      ----------------------------------
Increase (Decrease) in Net Assets from:                                  Year Ended  Eight Months Ended
                                                                      June 30, 1997       June 30, 1996

Operations
Net investment income (loss)                                          $       1,702       $         355
--------------------------------------------------------------------  ----------------------------------
Net realized gain (loss)                                                     13,315               1,115
--------------------------------------------------------------------  ----------------------------------
Net change in unrealized appreciation (depreciation)                         19,593               1,082
--------------------------------------------------------------------  ----------------------------------
Net increase (decrease) resulting from operations                            34,610               2,552
====================================================================  ==================================

Net equalization credits (debits)                                                 0                  42
====================================================================  ==================================

Distributions to Shareholders
From net investment income
   Institutional Class                                                       (1,517)               (355)
--------------------------------------------------------------------  ----------------------------------
   Administrative Class                                                           0                   0
--------------------------------------------------------------------  ----------------------------------
   Retail Classes                                                              (451)                  0
--------------------------------------------------------------------  ----------------------------------
In excess of net investment income
   Institutional Class                                                            0                   0
--------------------------------------------------------------------  ----------------------------------
   Administrative Class                                                           0                   0
--------------------------------------------------------------------  ----------------------------------
   Retail Classes                                                                 0                   0
--------------------------------------------------------------------  ----------------------------------
From net realized capital gains
   Institutional Class                                                       (2,344)             (2,045)
--------------------------------------------------------------------  ----------------------------------
   Administrative Class                                                           0                   0
--------------------------------------------------------------------  ----------------------------------
   Retail Classes                                                                 0                   0
--------------------------------------------------------------------  ----------------------------------

Total Distributions                                                          (4,312)             (2,400)
====================================================================  ==================================

Fund Share Transactions
Receipts for shares sold
   Institutional Class                                                       17,251              36,330
--------------------------------------------------------------------  ----------------------------------
   Administrative Class                                                           0                   0
--------------------------------------------------------------------  ----------------------------------
   Retail Classes                                                            21,246                   0
--------------------------------------------------------------------  ----------------------------------
Shares issued in reorganization
   Retail Classes                                                            80,835                   0
--------------------------------------------------------------------  ----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                        3,854               2,397
--------------------------------------------------------------------  ----------------------------------
   Administrative Class                                                           0                   0
--------------------------------------------------------------------  ----------------------------------
   Retail Classes                                                               406                   0
--------------------------------------------------------------------  ----------------------------------
Cost of shares redeemed
   Institutional Class                                                      (10,770)               (637)
--------------------------------------------------------------------  ----------------------------------
   Administrative Class                                                           0                   0
--------------------------------------------------------------------  ----------------------------------
   Retail Classes                                                           (16,043)                  0
--------------------------------------------------------------------  ----------------------------------
Net increase (decrease) resulting from Fund share transactions               96,779              38,090
--------------------------------------------------------------------  ----------------------------------

Total Increase (Decrease) in Net Assets                                     127,077              38,284
====================================================================  ==================================

Net Assets
Beginning of period                                                          52,727              14,443
--------------------------------------------------------------------  ----------------------------------
End of period *                                                       $     179,804       $      52,727
--------------------------------------------------------------------  ----------------------------------

*Including net undistributed (overdistributed) investment income of:  $       6,824       $         348
--------------------------------------------------------------------  ----------------------------------


22 / PIMCO Funds See accompanying notes



$ in thousands                                             Small Cap Value Fund                 Enhanced Equity Fund
                                                           ----------------------------------   ---------------------------------
Increase (Decrease) in Net Assets from:                       Year Ended  Eight Months Ended       Year Ended Eight Months Ended
                                                           June 30, 1997       June 30, 1996    June 30, 1997      June 30, 1996

Operations
Net investment income (loss)                               $         742       $         544    $         850      $         958
---------------------------------------------------------  ----------------------------------   ---------------------------------
Net realized gain (loss)                                           5,616               3,943           21,124             11,972
---------------------------------------------------------  ----------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)               6,732               1,415           (4,893)              (909)
---------------------------------------------------------  ----------------------------------   ---------------------------------
Net increase (decrease) resulting from operations                 13,090               5,902           17,081             12,021
=========================================================  ==================================   =================================

Net equalization credits (debits)                                      0                 (26)               0                 10
=========================================================  ==================================   =================================

Distributions to Shareholders
From net investment income
   Institutional Class                                              (302)               (483)            (613)              (958)
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Administrative Class                                              (41)                (62)               0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Retail Classes                                                      0                   0                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
In excess of net investment income
   Institutional Class                                                 0                  (5)               0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Administrative Class                                                0                  (1)               0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Retail Classes                                                      0                   0                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
From net realized capital gains
   Institutional Class                                            (4,690)             (2,049)         (16,690)            (2,327)
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Administrative Class                                             (700)               (293)               0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Retail Classes                                                      0                   0                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------

Total Distributions                                               (5,733)             (2,893)         (17,303)            (3,285)
=========================================================  ==================================   =================================

Fund Share Transactions
Receipts for shares sold
   Institutional Class                                             5,653               2,712           11,801             44,945
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Administrative Class                                            1,269               5,755                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Retail Classes                                                 36,469                   0                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
Shares issued in reorganization
   Retail Classes                                                      0                   0                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
Issued as reinvestment of distributions
   Institutional Class                                             4,969               2,501           17,302              3,136
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Administrative Class                                              741                 355                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Retail Classes                                                      0                   0                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
Cost of shares redeemed
   Institutional Class                                            (8,698)            (13,943)         (67,468)           (47,401)
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Administrative Class                                           (1,177)             (2,006)               0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
   Retail Classes                                                 (1,201)                  0                0                  0
---------------------------------------------------------  ----------------------------------   ---------------------------------
Net increase (decrease) resulting from Fund share
 transactions                                                     38,025              (4,626)         (38,365)               680
---------------------------------------------------------  ----------------------------------   ---------------------------------
Total Increase (Decrease) in Net Assets                           45,382              (1,643)         (38,587)             9,426
=========================================================  ==================================   =================================

Net Assets
Beginning of period                                               33,450              35,093           83,425             73,999
---------------------------------------------------------  ----------------------------------   ---------------------------------
End of period *                                            $      78,832       $      33,450    $      44,838      $      83,425
---------------------------------------------------------  ----------------------------------   ---------------------------------
*Including net undistributed (overdistributed) investment
  income of:                                               $       1,920       $         837    $       3,436      $         954
---------------------------------------------------------  ----------------------------------   ---------------------------------


                                                           Balanced Fund
                                                           ----------------------------------
Increase (Decrease) in Net Assets from:                        Year Ended  Eight Months Ended
                                                            June 30, 1997       June 30, 1996


Operations
Net investment income (loss)                               $        2,252    $          1,802
---------------------------------------------------------  ----------------------------------
Net realized gain (loss)                                           12,663               1,778
---------------------------------------------------------  ----------------------------------
Net change in unrealized appreciation (depreciation)               (3,065)              3,088
---------------------------------------------------------  ----------------------------------
Net increase (decrease) resulting from operations                  11,850               6,668
---------------------------------------------------------  ----------------------------------

Net equalization credits (debits)                                       0                   0
---------------------------------------------------------  ----------------------------------

Distributions to Shareholders
From net investment income
   Institutional Class                                             (2,191)             (1,802)
---------------------------------------------------------  ----------------------------------
   Administrative Class                                                 0                   0
---------------------------------------------------------  ----------------------------------
   Retail Classes                                                     (22)                  0
---------------------------------------------------------  ----------------------------------
In excess of net investment income
   Institutional Class                                                  0                   0
---------------------------------------------------------  ----------------------------------
   Administrative Class                                                 0                   0
---------------------------------------------------------  ----------------------------------
   Retail Classes                                                       0                   0
---------------------------------------------------------  ----------------------------------
From net realized capital gains
   Institutional Class                                            (10,060)             (6,227)
---------------------------------------------------------  ----------------------------------
   Administrative Class                                                 0                   0
---------------------------------------------------------  ----------------------------------
   Retail Classes                                                       0                   0
---------------------------------------------------------  ----------------------------------

Total Distributions                                               (12,273)             (8,029)
=========================================================  ==================================

Fund Share Transactions
Receipts for shares sold
   Institutional Class                                             10,422               9,459
---------------------------------------------------------  ----------------------------------
   Administrative Class                                                 0                   0
---------------------------------------------------------  ----------------------------------
   Retail Classes                                                   2,436                   0
---------------------------------------------------------  ----------------------------------
Shares issued in reorganization
   Retail Classes                                                       0                   0
---------------------------------------------------------  ----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                             12,237               8,025
---------------------------------------------------------  ----------------------------------
   Administrative Class                                                 0                   0
---------------------------------------------------------  ----------------------------------
   Retail Classes                                                      19                   0
---------------------------------------------------------  ----------------------------------
Cost of shares redeemed
   Institutional Class                                            (43,185)             (6,199)
---------------------------------------------------------  ----------------------------------
   Administrative Class                                                 0                   0
---------------------------------------------------------  ----------------------------------
   Retail Classes                                                    (139)                  0
---------------------------------------------------------  ----------------------------------
Net increase (decrease) resulting from Fund share
transactions                                                      (18,210)             11,285
---------------------------------------------------------  ----------------------------------

Total Increase (Decrease) in Net Assets                           (18,633)              9,924
=========================================================  ==================================

Net Assets
Beginning of period                                                82,562              72,638
---------------------------------------------------------  ----------------------------------
End of period *                                            $       63,929    $         82,562
---------------------------------------------------------  ----------------------------------

*Including net undistributed (overdistributed) investment
income of:                                                 $        2,860    $              0
---------------------------------------------------------  ----------------------------------





                                  1997 Annual Report See accompanying notes / 23

Financial Highlights - Institutional Classes



                                                               Net Asset                          Net Realized/     Total
                                                               Value          Net                 Unrealized        Income from
                                                               Beginning      Investment          Gain (Loss) on    Investment
Selected Per Share Data for the Year or Period Ended:          of Period      Income (Loss)       Investments       Operations
Emerging Markets Fund
Institutional Class
06/30/97                                                        $  12.66      $   0.06 (a)       $   1.30 (a)       $   1.36
----------------------------------------------------------     ------------     ------------      ------------    ------------
11/01/95-06/30/96                                                  11.27          0.03               1.40               1.43
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/95                                                           16.53          0.07              (4.55)             (4.48)
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/94                                                           12.27         (0.01)              4.45               4.44
----------------------------------------------------------     ------------     ------------      ------------    ------------
06/01/93-10/31/93                                                  10.00          0.03               2.52               2.55
----------------------------------------------------------     ------------     ------------      ------------    ------------

Administrative Class
06/30/97                                                           12.63          0.00 (a)           1.32 (a)           1.32
----------------------------------------------------------     ------------     ------------      ------------    ------------
11/01/95-06/30/96                                                  11.24          0.02 (a)           1.40 (a)           1.42
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/95                                                           16.95          0.00              (4.95)             (4.95)
----------------------------------------------------------     ------------     ------------      ------------    ------------

International Developed Fund
Institutional Class
06/30/97                                                        $  12.54      $   0.10 (a)       $   1.09 (a)       $   1.19
----------------------------------------------------------     ------------     ------------      ------------    ------------
11/01/95-06/30/96                                                  11.74          0.72               0.72               1.44
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/95                                                           11.86          0.10               0.30               0.40
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/94                                                           10.69          0.09               1.15               1.24
----------------------------------------------------------     ------------     ------------      ------------    ------------
06/08/93-10/31/93                                                  10.00          0.05               0.69               0.74
----------------------------------------------------------     ------------     ------------      ------------    ------------

Administrative Class
06/30/97                                                           12.51          0.06 (a)           1.09 (a)           1.15
----------------------------------------------------------     ------------     ------------      ------------    ------------
11/01/95-06/30/96                                                  11.73          0.69 (a)           0.72 (a)           1.41
----------------------------------------------------------     ------------     ------------      ------------    ------------
11/30/94-10/31/95                                                  11.21          0.02               1.01               1.03
----------------------------------------------------------     ------------     ------------      ------------    ------------

Capital Appreciation Fund
Institutional Class
06/30/97                                                        $  18.10      $   0.24          $    5.08           $   5.32
----------------------------------------------------------     ------------     ------------      ------------    ------------
11/01/95-06/30/96                                                  16.94          0.35               1.99               2.34
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/95                                                           13.34          0.18               3.60               3.78
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/94                                                           13.50          0.14              (0.12)              0.02
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/93                                                           11.27          0.11               2.73               2.84
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/92                                                           11.02          0.14               1.05               1.19
----------------------------------------------------------     ------------     ------------      ------------    ------------
03/08/91-10/31/91                                                  10.00          0.09               1.02               1.11
----------------------------------------------------------     ------------     ------------      ------------    ------------

Administrative Class
07/31/96-06/30/97                                                  17.19          0.16               6.03               6.19
----------------------------------------------------------     ------------     ------------      ------------    ------------

Mid Cap Growth Fund
Institutional Class
06/30/97                                                        $  19.44     $   (0.07)         $    5.25           $   5.18
----------------------------------------------------------     ------------     ------------      ------------    ------------
11/01/95-06/30/96                                                  18.16          0.32               1.53               1.85
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/95                                                           13.97          0.07               4.19               4.26
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/94                                                           13.97          0.06               0.01               0.07
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/93                                                           11.29          0.07               2.70               2.77
----------------------------------------------------------     ------------     ------------      ------------    ------------
10/31/92                                                           10.28          0.10               1.03               1.13
----------------------------------------------------------     ------------     ------------      ------------    ------------
08/26/91-10/31/91                                                  10.00          0.02               0.27               0.29
----------------------------------------------------------     ------------     ------------      ------------    ------------

Administrative Class
06/30/97                                                           19.44         (0.13)              5.25               5.12
----------------------------------------------------------     ------------     ------------      ------------    ------------
11/01/95-06/30/96                                                  18.17          0.28               1.53               1.81
----------------------------------------------------------     ------------     ------------      ------------    ------------
11/30/94-10/31/95                                                  13.31          0.03               4.85               4.88
----------------------------------------------------------     ------------     ------------      ------------    ------------


                                                                Dividends        Dividends in     Distributions
                                                                from Net         Excess of Net    from Net
                                                                Investment       Investment       Realized
Selected Per Share Data for the Year or Period Ended:           Income           Income           Capital Gains
Emerging Markets Fund
Institutional Class
06/30/97                                                        $   (0.06)        $  0.00          $   0.00
----------------------------------------------------------     ------------     ------------      ------------
11/01/95-06/30/96                                                   (0.04)           0.00              0.00
----------------------------------------------------------     ------------     ------------      ------------
10/31/95                                                            (0.06)           0.00             (0.72)
----------------------------------------------------------     ------------     ------------      ------------
10/31/94                                                             0.00            0.00             (0.18)
----------------------------------------------------------     ------------     ------------      ------------
06/01/93-10/31/93                                                   (0.02)           0.00             (0.26)
----------------------------------------------------------     ------------     ------------      ------------

Administrative Class
06/30/97                                                             0.00            0.00              0.00
----------------------------------------------------------     ------------     ------------      ------------
11/01/95-06/30/96                                                   (0.03)           0.00              0.00
----------------------------------------------------------     ------------     ------------      ------------
10/31/95                                                            (0.05)           0.00             (0.71)
----------------------------------------------------------     ------------     ------------      ------------

International Developed Fund
Institutional Class
06/30/97                                                        $    0.00         $  0.00          $  (0.61)
----------------------------------------------------------     ------------     ------------      ------------
11/01/95-06/30/96                                                   (0.07)          (0.36)            (0.21)
----------------------------------------------------------     ------------     ------------      ------------
10/31/95                                                            (0.09)           0.00             (0.43)
----------------------------------------------------------     ------------     ------------      ------------
10/31/94                                                            (0.03)           0.00             (0.04)
----------------------------------------------------------     ------------     ------------      ------------
06/08/93-10/31/93                                                   (0.04)           0.00             (0.01)
----------------------------------------------------------     ------------     ------------      ------------

Administrative Class
06/30/97                                                             0.00            0.00             (0.61)
----------------------------------------------------------     ------------     ------------      ------------
11/01/95-06/30/96                                                   (0.07)          (0.35)            (0.21)
----------------------------------------------------------     ------------     ------------      ------------
11/30/94-10/31/95                                                   (0.08)           0.00             (0.43)
----------------------------------------------------------     ------------     ------------      ------------

Capital Appreciation Fund
Institutional Class
06/30/97                                                            (0.10)        $  0.00          $  (2.13)
----------------------------------------------------------     ------------     ------------      ------------
11/01/95-06/30/96                                                   (0.15)           0.00             (1.03)
----------------------------------------------------------     ------------     ------------      ------------
10/31/95                                                            (0.18)           0.00              0.00
----------------------------------------------------------     ------------     ------------      ------------
10/31/94                                                            (0.14)           0.00             (0.04)
----------------------------------------------------------     ------------     ------------      ------------
10/31/93                                                            (0.11)           0.00             (0.50)
----------------------------------------------------------     ------------     ------------      ------------
10/31/92                                                            (0.14)           0.00             (0.72)
----------------------------------------------------------     ------------     ------------      ------------
03/08/91-10/31/91                                                   (0.09)           0.00              0.00
----------------------------------------------------------     ------------     ------------      ------------

Administrative Class
07/31/96-06/30/97                                                   (0.09)           0.00             (2.13)
----------------------------------------------------------     ------------     ------------      ------------

Mid Cap Growth Fund
Institutional Class
06/30/97                                                        $   (0.05)        $  0.00          $  (4.29)
----------------------------------------------------------     ------------     ------------      ------------
11/01/95-06/30/96                                                   (0.14)           0.00             (0.43)
----------------------------------------------------------     ------------     ------------      ------------
10/31/95                                                            (0.07)           0.00              0.00
----------------------------------------------------------     ------------     ------------      ------------
10/31/94                                                            (0.06)           0.00             (0.01)
----------------------------------------------------------     ------------     ------------      ------------
10/31/93                                                            (0.07)           0.00             (0.02)
----------------------------------------------------------     ------------     ------------      ------------
10/31/92                                                            (0.10)           0.00              0.00
----------------------------------------------------------     ------------     ------------      ------------
08/26/91-10/31/91                                                   (0.01)           0.00             0.00
----------------------------------------------------------     ------------     ------------      ------------

Administrative Class
06/30/97                                                            (0.03)           0.00            (4.29)
----------------------------------------------------------     ------------     ------------      ------------
11/01/95-06/30/96                                                   (0.11)           0.00            (0.43)
----------------------------------------------------------     ------------     ------------      ------------
11/30/94-10/31/95                                                   (0.02)           0.00             0.00
----------------------------------------------------------     ------------     ------------      ------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


24 / PIMCO Funds See accompanying notes


                                             Distributions
                                             in Excess of    Distributions   Tax Basis                  Net Asset
                                             Net Realized    from            Return of   Total          Value End
                                             Capital Gains   Equalization    Capital     Distributions  of Period    Total Return
                                             -------------   ------------    ----------  -------------  ---------    ------------
Emerging Markets Fund
Institutional Class
06/30/97                                      $   0.00        $   0.00       $    0.00   $  (0.06)      $  13.96        10.85%
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
11/01/95-06/30/96                                 0.00            0.00            0.00      (0.04)         12.66        12.70
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/95                                          0.00            0.00            0.00      (0.78)         11.27       (27.70)
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/94                                          0.00            0.00            0.00      (0.18)         16.53        36.31
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
06/01/93-10/31/93                                 0.00            0.00            0.00      (0.28)         12.27        25.55
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------

Administrative Class
06/30/97                                          0.00            0.00            0.00       0.00          13.95        10.45
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
11/01/95-06/30/96                                 0.00            0.00            0.00      (0.03)         12.63        12.70
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/95                                          0.00            0.00            0.00      (0.76)         11.24       (27.96)
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------


International Developed Fund
Institutional Class
06/30/97                                      $   0.00        $   0.00       $    0.00   $  (0.61)      $  13.12        10.07%
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
11/01/95-06/30/96                                 0.00            0.00            0.00      (0.64)         12.54        12.54
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/95                                          0.00            0.00            0.00      (0.52)         11.74         3.83
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/94                                          0.00            0.00            0.00      (0.07)         11.86        11.68
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
06/08/93-10/31/93                                 0.00            0.00            0.00      (0.05)         10.69         7.39
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------

Administrative Class
06/30/97                                          0.00            0.00            0.00      (0.61)         13.05         9.77
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
11/01/95-06/30/96                                 0.00            0.00            0.00      (0.63)         12.51        12.33
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
11/30/94-10/31/95                                 0.00            0.00            0.00      (0.51)         11.73         9.61
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------


Capital Appreciation Fund
Institutional Class
06/30/97                                      $   0.00        $   0.00        $   0.00   $  (2.23)      $  21.19        31.52%
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
11/01/95-06/30/96                                 0.00            0.00            0.00      (1.18)         18.10        14.65
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/95                                          0.00            0.00            0.00      (0.18)         16.94        28.47
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/94                                          0.00            0.00            0.00      (0.18)         13.34         0.15
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/93                                          0.00            0.00            0.00      (0.61)         13.50        25.30
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/92                                          0.00           (0.08)           0.00      (0.94)         11.27        10.75
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
03/08/91-10/31/91                                 0.00            0.00            0.00      (0.09)         11.02        11.19
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------

Administrative Class
07/31/96-06/30/97                                 0.00            0.00            0.00      (2.22)         21.16        38.26
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
Mid Cap Growth Fund
Institutional Class
06/30/97                                      $   0.00        $   0.00        $   0.00      (4.34)      $  20.28        30.58%
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
11/01/95-06/30/96                                 0.00            0.00            0.00      (0.57)         19.44        10.37
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/95                                          0.00            0.00            0.00      (0.07)         18.16        30.54
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/94                                          0.00            0.00            0.00      (0.07)         13.97         0.58
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/93                                          0.00            0.00            0.00      (0.09)         13.97        24.57
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
10/31/92                                          0.00           (0.02)           0.00      (0.12)         11.29        10.91
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
08/26/91-10/31/91                                 0.00            0.00            0.00      (0.01)         10.28         2.98
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------

Administrative Class
06/30/97                                          0.00            0.00            0.00      (4.32)         20.24        30.23
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
11/01/95-06/30/96                                 0.00            0.00            0.00      (0.54)         19.44        10.17
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------
11/30/94-10/31/95                                 0.00            0.00            0.00      (0.02)         18.17        36.64
-------------------------------------------   -----------    -----------    -----------  -----------    -----------   -----------




                                                                            Ratio of Net
                                                             Ratio of       Investment
                                              Net Assets     Expenses to    Income to                     Average
                                              End of         Average Net    Average Net   Portfolio       Commission
                                              Period (000s)  Assets         Assets        Turnover Rate   Rate
                                              -------------  -----------    -----------  -------------- ------------
Emerging Markets Fund
Institutional Class
06/30/97                                      $    52,703        1.45%         0.45%         74%        $    0.00
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
11/01/95-06/30/96                                  80,545        1.35*         0.84*         74              0.01
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
10/31/95                                           73,539        1.35          0.57         118              0.03
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
10/31/94                                           79,620        1.35         (0.06)         79
-------------------------------------------   -----------    -----------    -----------  -----------
06/01/93-10/31/93                                  14,625        1.34*         0.64*         37
-------------------------------------------   -----------    -----------    -----------  -----------

Administrative Class
06/30/97                                              117        1.69          0.02          74              0.00
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
11/01/95-06/30/96                                     368        1.61*         0.18*         74              0.01
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
10/31/95                                              830        1.62          0.02         118               N/A
-------------------------------------------   -----------    -----------    -----------  -----------    -----------

International Developed Fund
Institutional Class
06/30/97                                      $    94,044        1.13%         0.85%         77%        $    0.03
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
11/01/95-06/30/96                                  70,207        1.10*         0.81*         60              0.02
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
10/31/95                                           63,607        1.10          1.10          63              0.03
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
10/31/94                                           22,569        1.10          1.12          89
-------------------------------------------   -----------    -----------    -----------  -----------
06/08/93-10/31/93                                   8,299        1.10*         0.91*         20
-------------------------------------------   -----------    -----------    -----------  -----------

Administrative Class
06/30/97                                            2,302        1.38          0.52          77              0.03
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
11/01/95-06/30/96                                   5,624        1.35*         1.04*         60              0.02
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
11/30/94-10/31/95                                     675        1.34*         0.50*         58               N/A
-------------------------------------------   -----------    -----------    -----------  -----------    -----------


Capital Appreciation Fund
Institutional Class
06/30/97                                      $   536,187        0.71%         1.02%         87%         $   0.06
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
11/01/95-06/30/96                                 348,728        0.70*         1.33*         73              0.04
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
10/31/95                                          236,220        0.70          1.22          83              0.05
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
10/31/94                                          165,441        0.70          1.17          77
-------------------------------------------   -----------    -----------    -----------  -----------
10/31/93                                           84,990        0.70          0.94          81
-------------------------------------------   -----------    -----------    -----------  -----------
10/31/92                                           36,334        0.70          1.13         134
-------------------------------------------   -----------    -----------    -----------  -----------
03/08/91-10/31/91                                  18,813        0.75*         1.55*         41
-------------------------------------------   -----------    -----------    -----------  -----------

Administrative Class
07/31/96-06/30/97                                   3,115        0.96*         0.66*         87              0.06
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
Mid Cap Growth Fund
Institutional Class
06/30/97                                      $   291,374        0.71%         0.53%         82%         $   0.06
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
11/01/95-06/30/96                                 231,011        0.70*         1.11*         79              0.04
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
10/31/95                                          189,320        0.70          0.43          78              0.04
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
10/31/94                                          121,791        0.70          0.45          61
-------------------------------------------   -----------    -----------    -----------  -----------
10/31/93                                           67,625        0.70          0.56          98
-------------------------------------------   -----------    -----------    -----------  -----------
10/31/92                                           21,213        0.70          0.87          66
-------------------------------------------   -----------    -----------    -----------  -----------
08/26/91-10/31/91                                   2,748        0.82*         0.92*         13
-------------------------------------------   -----------    -----------    -----------  -----------

Administrative Class
06/30/97                                            2,066        0.96          0.28          82              0.06
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
11/01/95-06/30/96                                   1,071        0.95*         0.89*         79              0.04
-------------------------------------------   -----------    -----------    -----------  -----------    -----------
11/30/94-10/31/95                                     892        0.94*         0.23*         72               N/A
-------------------------------------------   -----------    -----------    -----------  -----------    -----------


                                  1997 Annual Report See accompanying notes / 25


                                                       Net Asset                     Net Realized/     Total
                                                       Value         Net             Unrealized        Income from
                                                       Beginning     Investment      Gain (Loss) on    Investment
Selected Per Share Data for the Year or Period Ended:  of Period     Income(Loss)    Investments       Operations
                                                       ---------     ------------    --------------    -----------
Micro Cap Growth Fund

Institutional Class
06/30/97                                               $   18.47     $    0.00       $    3.41         $   3.41
-----------------------------------------------------  ---------     ---------       ---------         --------
11/01/95-06/30/96                                          15.38          0.00            3.43             3.43
-----------------------------------------------------  ---------     ---------       ---------         --------
10/31/95                                                   11.87         (0.04)           3.55             3.51
-----------------------------------------------------  ---------     ---------       ---------         --------
10/31/94                                                   11.06         (0.03)           0.84             0.81
-----------------------------------------------------  ---------     ---------       ---------         --------
06/25/93-10/31/93                                          10.00          0.00            1.07             1.07
-----------------------------------------------------  ---------     ---------       ---------         --------

Administrative Class
06/30/97                                                   18.46         (0.06)           3.41             3.35
-----------------------------------------------------  ---------     ---------       ---------         --------
04/01/96-06/30/96                                          16.73          0.03            1.70             1.73
-----------------------------------------------------  ---------     ---------       ---------         --------

Small Cap Growth Fund

Institutional Class
06/30/97                                               $   20.83     $   (0.01) (a)  $    3.17 (a)     $   3.16
-----------------------------------------------------  ---------     ---------       ---------         --------
11/01/95-06/30/96                                          21.02          2.02           (0.61)            1.41
-----------------------------------------------------  ---------     ---------       ---------         --------
10/31/95                                                   19.38         (0.05)           3.12             3.07
-----------------------------------------------------  ---------     ---------       ---------         --------
10/31/94                                                   19.15         (0.02)           0.89             0.87
-----------------------------------------------------  ---------     ---------       ---------         --------
10/31/93                                                   15.80         (0.06)           6.19             6.13
-----------------------------------------------------  ---------     ---------       ---------         --------
10/31/92                                                   14.87          0.01            1.50             1.51
-----------------------------------------------------  ---------     ---------       ---------         --------
01/07/91-10/31/91                                          10.00          0.02            5.03             5.05
-----------------------------------------------------  ---------     ---------       ---------         --------

Administrative Class
06/30/97                                                   20.82         (0.06) (a)       3.24  (a)        3.18
-----------------------------------------------------  ---------     ---------       ---------         --------
11/01/95-06/30/96                                          21.01          2.02  (a)      (0.61) (a)        1.41
-----------------------------------------------------  ---------     ---------       ---------         --------
09/27/95-10/31/95                                          21.90         (0.02)          (0.87)           (0.89)
-----------------------------------------------------  ---------     ---------       ---------         --------

Core Equity Fund

Institutional Class
06/30/97                                               $   13.55     $    0.03 (a)   $    2.78 (a)     $   2.81
-----------------------------------------------------  ---------     ---------       ---------         --------
11/01/95-06/30/96                                          12.72          0.51            0.65             1.16
-----------------------------------------------------  ---------     ---------       ---------         --------
12/28/94-10/31/95                                          10.00          0.07            2.71             2.78
-----------------------------------------------------  ---------     ---------       ---------         --------

Administrative Class
06/30/97                                                   13.56          0.00 (a)        2.77 (a)         2.77
-----------------------------------------------------  ---------     ---------       ---------         --------
11/01/95-06/30/96                                          12.73          0.49            0.65             1.14
-----------------------------------------------------  ---------     ---------       ---------         --------
05/31/95-10/31/95                                          11.45          0.02            1.28             1.30
-----------------------------------------------------  ---------     ---------       ---------         --------

Mid Cap Equity Fund

Institutional Class
06/30/97                                               $   14.66     $   (0.06) (a)  $    1.31 (a)     $   1.25
-----------------------------------------------------  ---------     ---------       ---------         --------
11/01/95-06/30/96                                          12.92          0.49            1.62             2.11
-----------------------------------------------------  ---------     ---------       ---------         --------
12/28/94-10/31/95                                          10.00          0.02            2.92             2.94
-----------------------------------------------------  ---------     ---------       ---------         --------

Equity Income Fund

Institutional Class
06/30/97                                               $   14.36     $    0.40       $    3.17         $   3.57
-----------------------------------------------------  ---------     ---------       ---------         --------
11/01/95-06/30/96                                          13.09          0.78            1.31             2.09
-----------------------------------------------------  ---------     ---------       ---------         --------
10/31/95                                                   11.75          0.46            1.67             2.13
-----------------------------------------------------  ---------     ---------       ---------         --------
10/31/94                                                   11.95          0.42           (0.16)            0.26
-----------------------------------------------------  ---------     ---------       ---------         --------
10/31/93                                                   10.92          0.40            1.40             1.80
-----------------------------------------------------  ---------     ---------       ---------         --------
10/31/92                                                   10.77          0.45            0.93             1.38
-----------------------------------------------------  ---------     ---------       ---------         --------
03/08/91-10/31/91                                          10.00          0.24            0.92             1.16
-----------------------------------------------------  ---------     ---------       ---------         --------

Administrative Class
06/30/97                                                   14.35          0.27            3.26             3.53
-----------------------------------------------------  ---------     ---------       ---------         --------
11/01/95-06/30/96                                          13.13          0.75            1.31             2.06
-----------------------------------------------------  ---------     ---------       ---------         --------
11/30/94-10/31/95                                          11.12          0.39            2.35             2.74
-----------------------------------------------------  ---------     ---------       ---------         --------


                                                         Dividends     Dividends in    Distributions
                                                         from Net      Excess of Net   from Net
                                                         Investment    Investment      Realized
Selected Per Share Data for the Year or Period Ended:    Income        Income          Capital Gains
                                                         ----------    -------------   --------------
Micro Cap Growth Fund
Institutional Class
06/30/97                                                 $    0.00     $   0.00        $   (2.03)
-----------------------------------------------------    ---------     ---------       ---------
11/01/95-06/30/96                                             0.00         0.00            (0.34)
-----------------------------------------------------    ---------     ---------       ---------
10/31/95                                                      0.00         0.00             0.00
-----------------------------------------------------    ---------     ---------       ---------
10/31/94                                                      0.00         0.00             0.00
-----------------------------------------------------    ---------     ---------       ---------
06/25/93-10/31/93                                             0.00         0.00             0.00
-----------------------------------------------------    ---------     ---------       ---------

Administrative Class
06/30/97                                                      0.00         0.00            (2.03)
-----------------------------------------------------    ---------     ---------       ---------
04/01/96-06/30/96                                             0.00         0.00             0.00
-----------------------------------------------------    ---------     ---------       ---------

Small Cap Growth Fund

Institutional Class
06/30/97                                                 $    0.00     $   0.00        $  (10.59)
-----------------------------------------------------    ---------     ---------       ---------
11/01/95-06/30/96                                             0.00         0.00            (1.60)
-----------------------------------------------------    ---------     ---------       ---------
10/31/95                                                      0.00         0.00            (1.43)
-----------------------------------------------------    ---------     ---------       ---------
10/31/94                                                      0.00         0.00            (0.64)
-----------------------------------------------------    ---------     ---------       ---------
10/31/93                                                      0.00         0.00            (2.78)
-----------------------------------------------------    ---------     ---------       ---------
10/31/92                                                     (0.01)        0.00            (0.57)
-----------------------------------------------------    ---------     ---------       ---------
01/07/91-10/31/91                                            (0.02)        0.00            (0.16)
-----------------------------------------------------    ---------     ---------       ---------

Administrative Class
06/30/97                                                      0.00         0.00           (10.59)
-----------------------------------------------------    ---------     ---------       ---------
11/01/95-06/30/96                                             0.00         0.00            (1.60)
-----------------------------------------------------    ---------     ---------       ---------
09/27/95-10/31/95                                             0.00         0.00             0.00
-----------------------------------------------------    ---------     ---------       ---------

Core Equity Fund

Institutional Class
06/30/97                                                 $   (0.02)    $   0.00        $   (0.79)
-----------------------------------------------------    ---------     ---------       ---------
11/01/95-06/30/96                                            (0.04)       (0.01)           (0.28)
-----------------------------------------------------    ---------     ---------       ---------
12/28/94-10/31/95                                            (0.06)        0.00             0.00
-----------------------------------------------------    ---------     ---------       ---------

Administrative Class
06/30/97                                                     (0.01)        0.00            (0.79)
-----------------------------------------------------    ---------     ---------       ---------
11/01/95-06/30/96                                            (0.02)       (0.01)           (0.28)
-----------------------------------------------------    ---------     ---------       ---------
05/31/95-10/31/95                                            (0.02)        0.00             0.00
-----------------------------------------------------    ---------     ---------       ---------

Mid Cap Equity Fund

Institutional Class
06/30/97                                                 $    0.00     $   0.00        $   (1.87)
-----------------------------------------------------    ---------     ---------       ---------
11/01/95-06/30/96                                             0.00         0.00            (0.37)
-----------------------------------------------------    ---------     ---------       ---------
12/28/94-10/31/95                                            (0.02)        0.00             0.00
-----------------------------------------------------    ---------     ---------       ---------

Equity Income Fund

Institutional Class
06/30/97                                                 $   (0.55)    $   0.00        $   (1.97)
-----------------------------------------------------    ---------     ---------       ---------
11/01/95-06/30/96                                            (0.34)        0.00            (0.48)
-----------------------------------------------------    ---------     ---------       ---------
10/31/95                                                     (0.46)        0.00            (0.33)
-----------------------------------------------------    ---------     ---------       ---------
10/31/94                                                     (0.42)        0.00            (0.04)
-----------------------------------------------------    ---------     ---------       ---------
10/31/93                                                     (0.40)        0.00            (0.37)
-----------------------------------------------------    ---------     ---------       ---------
10/31/92                                                     (0.43)        0.00            (0.57)
-----------------------------------------------------    ---------     ---------       ---------
03/08/91-10/31/91                                            (0.24)        0.00            (0.15)
-----------------------------------------------------    ---------     ---------       ---------

Administrative Class
06/30/97                                                     (0.51)        0.00            (1.97)
-----------------------------------------------------    ---------     ---------       ---------
11/01/95-06/30/96                                            (0.36)        0.00            (0.48)
-----------------------------------------------------    ---------     ---------       ---------
11/30/94-10/31/95                                            (0.40)        0.00            (0.33)
-----------------------------------------------------    ---------     ---------       ---------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


26 / PIMCO Funds See accompanying notes


                                                        Distributions
                                                        in Excess of    Distributions  Tax Basis                Net Asset
                                                        Net Realized    from           Return of  Total         Value End
Selected Per Share Data for the Year or Period Ended:   Capital Gains   Equalization   Capital    Distribution  of Period
                                                        -------------   ------------   ---------  ------------  ---------
Micro Cap Growth Fund
Institutional Class
06/30/97                                                $  0.00         $   0.00       $   0.00   $   (2.03)    $   19.85
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
11/01/95-06/30/96                                          0.00             0.00           0.00       (0.34)        18.47
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
10/31/95                                                   0.00             0.00           0.00        0.00         15.38
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
10/31/94                                                   0.00             0.00           0.00        0.00         11.87
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
06/25/93-10/31/93                                          0.00             0.00          (0.01)      (0.01)        11.06
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------

Administrative Class
06/30/97                                                   0.00             0.00           0.00       (2.03)        19.78
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
04/01/96-06/30/96                                          0.00             0.00           0.00        0.00         18.46
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------

Small Cap Growth Fund

Institutional Class
06/30/97                                                $  0.00         $   0.00       $   0.00   $  (10.59)    $   13.40
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
11/01/95-06/30/96                                          0.00             0.00           0.00       (1.60)        20.83
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
10/31/95                                                   0.00             0.00           0.00       (1.43)        21.02
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
10/31/94                                                   0.00             0.00           0.00       (0.64)        19.38
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
10/31/93                                                   0.00             0.00           0.00       (2.78)        19.15
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
10/31/92                                                   0.00             0.00           0.00       (0.58)        15.80
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
01/07/91-10/31/91                                          0.00             0.00           0.00       (0.18)        14.87
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------

Administrative Class
06/30/97                                                   0.00             0.00           0.00      (10.59)        13.41
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
11/01/95-06/30/96                                          0.00             0.00           0.00       (1.60)        20.82
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
09/27/95-10/31/95                                          0.00             0.00           0.00        0.00         21.01
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------

Core Equity Fund

Institutional Class
06/30/97                                                $  0.00         $   0.00       $   0.00   $   (0.81)    $   15.55
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
11/01/95-06/30/96                                          0.00             0.00           0.00       (0.33)        13.55
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
12/28/94-10/31/95                                          0.00             0.00           0.00       (0.06)        12.72
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------

Administrative Class
06/30/97                                                   0.00             0.00           0.00       (0.80)        15.53
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
11/01/95-06/30/96                                          0.00             0.00           0.00       (0.31)        13.56
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
05/31/95-10/31/95                                          0.00             0.00           0.00       (0.02)        12.73
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------

Mid Cap Equity Fund

Institutional Class
06/30/97                                                $  0.00         $   0.00       $   0.00   $   (1.87)    $   14.04
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
11/01/95-06/30/96                                          0.00             0.00           0.00       (0.37)        14.66
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
12/28/94-10/31/95                                          0.00             0.00           0.00       (0.02)        12.92
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------

Equity Income Fund

Institutional Class
06/30/97                                                $  0.00         $   0.00       $   0.00   $   (2.52)    $   15.41
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
11/01/95-06/30/96                                          0.00             0.00           0.00       (0.82)        14.36
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
10/31/95                                                   0.00             0.00           0.00       (0.79)        13.09
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
10/31/94                                                   0.00             0.00           0.00       (0.46)        11.75
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
10/31/93                                                   0.00             0.00           0.00       (0.77)        11.95
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
10/31/92                                                   0.00            (0.23)          0.00       (1.23)        10.92
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
03/08/91-10/31/91                                          0.00             0.00           0.00       (0.39)        10.77
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------

Administrative Class
06/30/97                                                   0.00             0.00           0.00       (2.48)        15.40
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
11/01/95-06/30/96                                          0.00             0.00           0.00       (0.84)        14.35
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------
11/30/94-10/31/95                                          0.00             0.00           0.00       (0.73)        13.13
-----------------------------------------------------   -------------   ------------   ---------  ---------     ---------

                                                                                                             Ratio of Net
                                                                                            Ratio of         Investment
                                                                         Net Assets         Expenses to      Income to
                                                                         End of             Average Net      Average Net
Selected Per Share Data for the Year or Period Ended:   Total Return     Period (000s)      Assets           Assets
                                                        ------------     -------------      -----------      ------------
Micro Cap Growth Fund

Institutional Class
06/30/97                                                    20.05%       $   164,139          1.52%            (0.49)%
-----------------------------------------------------   ------------     -------------      -----------      ------------
11/01/95-06/30/96                                           22.64             83,973          1.50*            (0.45)*
-----------------------------------------------------   ------------     -------------      -----------      ------------
10/31/95                                                    29.54             69,775          1.50             (0.37)
-----------------------------------------------------   ------------     -------------      -----------      ------------
10/31/94                                                     7.31             32,605          1.50             (0.25)
-----------------------------------------------------   ------------     -------------      -----------      ------------
06/25/93-10/31/93                                           10.81             10,827          1.50*            (0.02)*
-----------------------------------------------------   ------------     -------------      -----------      ------------

Administrative Class
06/30/97                                                    19.72              2,116          1.77             (0.74)
-----------------------------------------------------   ------------     -------------      -----------      ------------
04/01/96-06/30/96                                           10.34                566          1.73*            (0.74)*
-----------------------------------------------------   ------------     -------------      -----------      ------------

Small Cap Growth Fund
Institutional Class
06/30/97                                                    22.82%       $    33,390          1.32%            (0.05)%
-----------------------------------------------------   ------------     -------------      -----------      ------------
11/01/95-06/30/96                                            7.22             32,954          1.25*            (0.20)*
-----------------------------------------------------   ------------     -------------      -----------      ------------
10/31/95                                                    17.39             73,977          1.25             (0.27)
-----------------------------------------------------   ------------     -------------      -----------      ------------
10/31/94                                                     4.62             50,425          1.25             (0.33)
-----------------------------------------------------   ------------     -------------      -----------      ------------
10/31/93                                                    38.80             43,308          1.25             (0.35)
-----------------------------------------------------   ------------     -------------      -----------      ------------
10/31/92                                                    10.20             33,734          1.25              0.09
-----------------------------------------------------   ------------     -------------      -----------      ------------
01/07/91-10/31/91                                           50.68             33,168          1.29*             0.11*
-----------------------------------------------------   ------------     -------------      -----------      ------------

Administrative Class
06/30/97                                                    23.12                  1          1.54             (0.36)
-----------------------------------------------------   ------------     -------------      -----------      ------------
11/01/95-06/30/96                                            7.18                112          1.50*            (0.41)*
-----------------------------------------------------   ------------     -------------      -----------      ------------
09/27/95-10/31/95                                           (5.34)               544          1.60*            (0.82)*
-----------------------------------------------------   ------------     -------------      -----------      ------------

Core Equity Fund
Institutional Class
06/30/97                                                    21.59%       $     6,444          0.87%             0.23%
-----------------------------------------------------   ------------     -------------      -----------      ------------
11/01/95-06/30/96                                            9.41             10,452          0.82*             0.53*
-----------------------------------------------------   ------------     -------------      -----------      ------------
12/28/94-10/31/95                                           27.86              7,791          0.82*             0.79*
-----------------------------------------------------   ------------     -------------      -----------      ------------

Administrative Class
06/30/97                                                    21.20             29,332          1.13             (0.03)
-----------------------------------------------------   ------------     -------------      -----------      ------------
11/01/95-06/30/96                                            9.23             33,575          1.07*             0.28*
-----------------------------------------------------   ------------     -------------      -----------      ------------
05/31/95-10/31/95                                           11.34             24,645          1.06*             0.34*
-----------------------------------------------------   ------------     -------------      -----------      ------------

Mid Cap Equity Fund
Institutional Class
06/30/97                                                     9.61%       $     7,591          1.15%            (0.43)%
-----------------------------------------------------   ------------     -------------      -----------      ------------
11/01/95-06/30/96                                           16.72              8,378          0.88*            (0.32)*
-----------------------------------------------------   ------------     -------------      -----------      ------------
12/28/94-10/31/95                                           29.34              8,357          0.88*             0.24*
-----------------------------------------------------   ------------     -------------      -----------      ------------

Equity Income Fund
Institutional Class
06/30/97                                                    27.67%       $   121,138          0.72%             3.03%
-----------------------------------------------------   ------------     -------------      -----------      ------------
11/01/95-06/30/96                                           16.35            116,714          0.70*             3.41*
-----------------------------------------------------   ------------     -------------      -----------      ------------
10/31/95                                                    19.36            118,015          0.70              3.83
-----------------------------------------------------   ------------     -------------      -----------      ------------
10/31/94                                                     2.25             92,365          0.70              3.77
-----------------------------------------------------   ------------     -------------      -----------      ------------
10/31/93                                                    16.65             67,854          0.70              3.55
-----------------------------------------------------   ------------     -------------      -----------      ------------
10/31/92                                                    12.89             30,506          0.70              3.83
-----------------------------------------------------   ------------     -------------      -----------      ------------
03/08/91-10/31/91                                           11.81             15,628          0.74*             4.18*
-----------------------------------------------------   ------------     -------------      -----------      ------------

Administrative Class
06/30/97                                                    27.40              8,145          0.97              2.79
-----------------------------------------------------   ------------     -------------      -----------      ------------
11/01/95-06/30/96                                           16.08              6,097          0.95*             3.19*
-----------------------------------------------------   ------------     -------------      -----------      ------------
11/30/94-10/31/95                                           25.69                140          0.95*             3.43*
-----------------------------------------------------   ------------     -------------      -----------      ------------

                                                                          Average
                                                        Portfolio         Commission
Selected Per Share Data for the Year or Period Ended:   Turnover Rate     Rate
                                                        -------------     ----------
Micro Cap Growth Fund
Institutional Class
06/30/97                                                     84%          $    0.05
-----------------------------------------------------   -------------     ----------
11/01/95-06/30/96                                            54                0.02
-----------------------------------------------------   -------------     ----------
10/31/95                                                     87                0.03
-----------------------------------------------------   -------------     ----------
10/31/94                                                     59
-----------------------------------------------------   -------------
06/25/93-10/31/93                                            16
-----------------------------------------------------   -------------

Administrative Class
06/30/97                                                     84                0.05
-----------------------------------------------------   -------------     ----------
04/01/96-06/30/96                                            54                0.02
-----------------------------------------------------   -------------     ----------

Small Cap Growth Fund
Institutional Class
06/30/97                                                    129%          $    0.05
-----------------------------------------------------   -------------     ----------
11/01/95-06/30/96                                            59                0.02
-----------------------------------------------------   -------------     ----------
10/31/95                                                     86                0.02
-----------------------------------------------------   -------------     ----------
10/31/94                                                     66
-----------------------------------------------------   -------------
10/31/93                                                     62
-----------------------------------------------------   -------------
10/31/92                                                     66
-----------------------------------------------------   -------------
01/07/91-10/31/91                                            48
-----------------------------------------------------   -------------

Administrative Class
06/30/97                                                    129                0.05
-----------------------------------------------------   -------------     ----------
11/01/95-06/30/96                                            59                0.02
-----------------------------------------------------   -------------     ----------
09/27/95-10/31/95                                             9                 N/A
-----------------------------------------------------   -------------     ----------

Core Equity Fund
Institutional Class
06/30/97                                                    139%          $    0.06
-----------------------------------------------------   -------------     ----------
11/01/95-06/30/96                                            73                0.04
-----------------------------------------------------   -------------     ----------
12/28/94-10/31/95                                           123                0.03
-----------------------------------------------------   -------------     ----------

Administrative Class
06/30/97                                                    139                0.06
-----------------------------------------------------   -------------     ----------
11/01/95-06/30/96                                            73                0.04
-----------------------------------------------------   -------------     ----------
05/31/95-10/31/95                                            58                 N/A
-----------------------------------------------------   -------------     ----------

Mid Cap Equity Fund
Institutional Class
06/30/97                                                    202%          $    0.06
-----------------------------------------------------   -------------     ----------
11/01/95-06/30/96                                            97                0.03
-----------------------------------------------------   -------------     ----------
12/28/94-10/31/95                                           132                0.04
-----------------------------------------------------   -------------     ----------

Equity Income Fund
Institutional Class
06/30/97                                                     45%          $    0.06
-----------------------------------------------------   -------------     ----------
11/01/95-06/30/96                                            52                0.06
-----------------------------------------------------   -------------     ----------
10/31/95                                                     46                0.06
-----------------------------------------------------   -------------     ----------
10/31/94                                                     36
-----------------------------------------------------   -------------
10/31/93                                                     39
-----------------------------------------------------   -------------
10/31/92                                                     47
-----------------------------------------------------   -------------
03/08/91-10/31/91                                            62
-----------------------------------------------------   -------------

Administrative Class
06/30/97                                                     45                0.06
-----------------------------------------------------   -------------     ----------
11/01/95-06/30/96                                            52                0.06
-----------------------------------------------------   -------------     ----------
11/30/94-10/31/95                                            43                 N/A
-----------------------------------------------------   -------------     ----------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


                                  1997 Annual Report See accompanying notes / 27

                                                                 Net Asset                     Net Realized/     Total
                                                                 Value         Net             Unrealized        Income from
                                                                 Beginning     Investment      Gain (Loss) on    Investment
Selected Per Share Data for the Year or Period Ended:            of Period     Income (Loss)   Investments       Operations
                                                                 ---------     -------------   --------------    -----------
Value Fund
Institutional Class
06/30/97                                                        $     12.46     $      1.05     $      2.11      $      3.16
-----------------------------------------------------           -----------     -----------     -----------      -----------
11/01/95-06/30/96                                                     12.53            0.25            1.62             1.87
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/95                                                              11.55            0.30            2.18             2.48
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/94                                                              11.92            0.30           (0.28)            0.02
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/93                                                              10.05            0.28            2.36             2.64
-----------------------------------------------------           -----------     -----------     -----------      -----------
12/30/91-10/31/92                                                     10.00            0.24            0.23             0.47
-----------------------------------------------------           -----------     -----------     -----------      -----------

Small Cap Value Fund
Institutional Class
06/30/97                                                        $     14.20     $      0.46    $       3.63      $      4.09
-----------------------------------------------------           -----------     -----------     -----------      -----------
11/01/95-06/30/96                                                     13.10            0.56            1.49             2.05
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/95                                                              12.07            0.28            1.92             2.20
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/94                                                              12.81            0.29           (0.65)           (0.36)
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/93                                                              10.98            0.24            2.33             2.57
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/92                                                              10.09            0.22            1.17             1.39
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/01/91-10/31/91                                                     10.00            0.02            0.10             0.12
-----------------------------------------------------           -----------     -----------     -----------      -----------

Administrative Class
06/30/97                                                              14.20            0.38            3.68             4.06
-----------------------------------------------------           -----------     -----------     -----------      -----------
11/01/95-06/30/96                                                     13.16            0.54            1.43             1.97
-----------------------------------------------------           -----------     -----------     -----------      -----------

Enhanced Equity Fund
Institutional Class
06/30/97                                                        $     15.91     $      1.18     $      3.10      $      4.28
-----------------------------------------------------           -----------     -----------     -----------      -----------
11/01/95-06/30/96                                                     14.44            0.34            1.67             2.01
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/95                                                              11.99            0.25            2.62             2.87
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/94                                                              12.08            0.25           (0.04)            0.21
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/93                                                              11.76            0.23            0.74             0.97
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/92                                                              10.80            0.16            1.06             1.22
-----------------------------------------------------           -----------     -----------     -----------      -----------
02/11/91-10/31/91                                                     10.00            0.16            0.80             0.96
-----------------------------------------------------           -----------     -----------     -----------      -----------

Balanced Fund
Institutional Class
06/30/97                                                        $     11.64     $      0.89     $      1.21      $      2.10
-----------------------------------------------------           -----------     -----------     -----------      -----------
11/01/95-06/30/96                                                     11.89            0.27            0.76             1.03
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/95                                                              10.35            0.44            1.54             1.98
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/94                                                              10.84            0.34           (0.34)            0.00
-----------------------------------------------------           -----------     -----------     -----------      -----------
10/31/93                                                              10.42            0.35            0.68             1.03
-----------------------------------------------------           -----------     -----------     -----------      -----------
06/25/92-10/31/92                                                     10.00            0.12            0.52             0.64
-----------------------------------------------------           -----------     -----------     -----------      -----------

                                                                  Dividends        Dividends in    Distributions
                                                                  from Net         Excess of Net   from Net
                                                                  Investment       Investment      Realized
Selected Per Share Data for the Year or Period Ended:             Income           Income          Capital Gains
                                                                  ----------       -------------   -------------
Value Fund
Institutional Class
06/30/97                                                          $      (0.31)    $      0.00     $      (0.50)
-----------------------------------------------------             ------------     -----------     ------------
11/01/95-06/30/96                                                        (0.17)           0.00            (1.77)
-----------------------------------------------------             ------------     -----------     ------------
10/31/95                                                                 (0.30)           0.00            (1.20)
-----------------------------------------------------             ------------     -----------     ------------
10/31/94                                                                 (0.29)           0.00            (0.10)
-----------------------------------------------------             ------------     -----------     ------------
10/31/93                                                                 (0.28)           0.00            (0.49)
-----------------------------------------------------             ------------     -----------     ------------
12/30/91-10/31/92                                                        (0.24)           0.00            (0.18)
-----------------------------------------------------             ------------     -----------     ------------

Small Cap Value Fund
Institutional Class
06/30/97                                                          $      (0.13)    $      0.00     $      (2.38)
-----------------------------------------------------             ------------     -----------     ------------
11/01/95-06/30/96                                                        (0.21)           0.00            (0.74)
-----------------------------------------------------             ------------     -----------     ------------
10/31/95                                                                 (0.28)           0.00            (0.89)
-----------------------------------------------------             ------------     -----------     ------------
10/31/94                                                                 (0.29)           0.00            (0.09)
-----------------------------------------------------             ------------     -----------     ------------
10/31/93                                                                 (0.24)           0.00            (0.50)
-----------------------------------------------------             ------------     -----------     ------------
10/31/92                                                                 (0.22)           0.00            (0.24)
-----------------------------------------------------             ------------     -----------     ------------
10/01/91-10/31/91                                                        (0.03)           0.00             0.00
-----------------------------------------------------             ------------     -----------     ------------

Administrative Class
06/30/97                                                                 (0.12)           0.00            (2.38)
-----------------------------------------------------             ------------     -----------     ------------
11/01/95-06/30/96                                                        (0.19)           0.00            (0.74)
-----------------------------------------------------             ------------     -----------     ------------

Enhanced Equity Fund
Institutional Class
06/30/97                                                          $      (0.10)    $      0.00     $      (3.63)
-----------------------------------------------------             ------------     -----------     ------------
11/01/95-06/30/96                                                        (0.16)           0.00            (0.38)
-----------------------------------------------------             ------------     -----------     ------------
10/31/95                                                                 (0.25)           0.00            (0.17)
-----------------------------------------------------             ------------     -----------     ------------
10/31/94                                                                 (0.25)           0.00            (0.05)
-----------------------------------------------------             ------------     -----------     ------------
10/31/93                                                                 (0.23)           0.00            (0.42)
-----------------------------------------------------             ------------     -----------     ------------
10/31/92                                                                 (0.16)           0.00            (0.04)
-----------------------------------------------------             ------------     -----------     ------------
02/11/91-10/31/91                                                        (0.16)           0.00             0.00
-----------------------------------------------------             ------------     -----------     ------------

Balanced Fund
Institutional Class
06/30/97                                                          $      (0.36)    $      0.00      $     (1.96)
-----------------------------------------------------             ------------     -----------     ------------
11/01/95-06/30/96                                                        (0.27)           0.00            (1.01)
-----------------------------------------------------             ------------     -----------     ------------
10/31/95                                                                 (0.44)           0.00             0.00
-----------------------------------------------------             ------------     -----------     ------------
10/31/94                                                                 (0.34)           0.00            (0.15)
-----------------------------------------------------             ------------     -----------     ------------
10/31/93                                                                 (0.35)           0.00            (0.26)
-----------------------------------------------------             ------------     -----------     ------------
06/25/92-10/31/92                                                        (0.12)           0.00            (0.10)
-----------------------------------------------------             ------------     -----------     ------------

*Annualized

28 / PIMCO Funds See accompanying notes

                                                                    Distributions
                                                                    in Excess of    Distributions   Tax Basis
                                                                    Net Realized    from            Return of       Total
Selected Per Share Data for the Year or Period Ended:               Capital Gains   Equalization    Capital         Distributions
                                                                    -------------   -------------   ---------       -------------
Value Fund
Institutional Class
06/30/97                                                            $      0.00     $      0.00     $      0.00     $      (0.81)
-----------------------------------------------------               -----------     -----------     -----------     ------------
11/01/95-06/30/96                                                          0.00            0.00            0.00            (1.94)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/95                                                                   0.00            0.00            0.00            (1.50)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/94                                                                   0.00            0.00            0.00            (0.39)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/93                                                                   0.00            0.00            0.00            (0.77)
-----------------------------------------------------               -----------     -----------     -----------     ------------
12/30/91-10/31/92                                                          0.00            0.00            0.00            (0.42)
-----------------------------------------------------               -----------     -----------     -----------     ------------

Small Cap Value Fund
Institutional Class
06/30/97                                                            $      0.00     $      0.00     $      0.00     $      (2.51)
-----------------------------------------------------               -----------     -----------     -----------     ------------
11/01/95-06/30/96                                                          0.00            0.00            0.00            (0.95)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/95                                                                   0.00            0.00            0.00            (1.17)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/94                                                                   0.00            0.00            0.00            (0.38)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/93                                                                   0.00            0.00            0.00            (0.74)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/92                                                                   0.00           (0.04)           0.00            (0.50)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/01/91-10/31/91                                                          0.00            0.00            0.00            (0.03)
-----------------------------------------------------               -----------     -----------     -----------     ------------

Administrative Class
06/30/97                                                                   0.00            0.00            0.00            (2.50)
-----------------------------------------------------               -----------     -----------     -----------     ------------
11/01/95-06/30/96                                                          0.00            0.00            0.00            (0.93)
-----------------------------------------------------               -----------     -----------     -----------     ------------

Enhanced Equity Fund
Institutional Class
06/30/97                                                            $      0.00     $      0.00     $      0.00     $      (3.73)
-----------------------------------------------------               -----------     -----------     -----------     ------------
11/01/95-06/30/96                                                          0.00            0.00            0.00            (0.54)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/95                                                                   0.00            0.00            0.00            (0.42)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/94                                                                   0.00            0.00            0.00            (0.30)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/93                                                                   0.00            0.00            0.00            (0.65)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/92                                                                   0.00           (0.06)           0.00            (0.26)
-----------------------------------------------------               -----------     -----------     -----------     ------------
02/11/91-10/31/91                                                          0.00            0.00            0.00            (0.16)
-----------------------------------------------------               -----------     -----------     -----------     ------------

Balanced Fund
Institutional Class
06/30/97                                                            $      0.00     $      0.00     $      0.00     $      (2.32)
-----------------------------------------------------               -----------     -----------     -----------     ------------
11/01/95-06/30/96                                                          0.00            0.00            0.00            (1.28)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/95                                                                   0.00            0.00            0.00            (0.44)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/94                                                                   0.00            0.00            0.00            (0.49)
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/93                                                                   0.00            0.00            0.00            (0.61)
-----------------------------------------------------               -----------     -----------     -----------     ------------
06/25/92-10/31/92                                                          0.00            0.00            0.00            (0.22)
-----------------------------------------------------               -----------     -----------     -----------     ------------

                                                                                                                    Ratio of
                                                                    Net Asset                     Net Assets        Expenses to
                                                                    Value End                     End of            Average Net
Selected Per Share Data for the Year or Period Ended:               of Period      Total Return   Period (000s)     Assets
                                                                    -----------    ------------   -------------     ------------
Value Fund
Institutional Class
06/30/97                                                            $     14.81           26.38%    $    74,613             0.73%
-----------------------------------------------------               -----------     -----------     -----------     ------------
11/01/95-06/30/96                                                         12.46           16.24          52,727             0.70*
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/95                                                                  12.53           24.98          14,443             0.70
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/94                                                                  11.55            0.15          15,442             0.70
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/93                                                                  11.92           26.35          22,930             0.70
-----------------------------------------------------               -----------     -----------     -----------     ------------
12/30/91-10/31/92                                                         10.05            4.68          18,083             0.70*
-----------------------------------------------------               -----------     -----------     -----------     ------------

Small Cap Value Fund
Institutional Class
06/30/97                                                            $     15.78           31.99%    $    34,639             0.90%
-----------------------------------------------------               -----------     -----------     -----------     ------------
11/01/95-06/30/96                                                         14.20           16.35          29,017             0.85*
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/95                                                                  13.10           19.88          35,093             0.85
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/94                                                                  12.07           (2.89)         31,236             0.85
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/93                                                                  12.81           23.60          46,523             0.85
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/92                                                                  10.98           13.75          18,261             0.85
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/01/91-10/31/91                                                         10.09            1.19           5,060             1.09*
-----------------------------------------------------               -----------     -----------     -----------     ------------

Administrative Class
06/30/97                                                                  15.76           31.70           5,916             1.16
-----------------------------------------------------               -----------     -----------     -----------     ------------
11/01/95-06/30/96                                                         14.20           15.64           4,433             1.10*
-----------------------------------------------------               -----------     -----------     -----------     ------------

Enhanced Equity Fund
Institutional Class
06/30/97                                                            $     16.46           31.45%    $    44,838             0.74%
-----------------------------------------------------               -----------     -----------     -----------     ------------
11/01/95-06/30/96                                                         15.91           14.21          83,425             0.70*
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/95                                                                  14.44           24.46          73,999             0.70
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/94                                                                  11.99            1.83          65,915             0.70
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/93                                                                  12.08            8.20          46,724             0.70
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/92                                                                  11.76           11.46          36,515             0.70
-----------------------------------------------------               -----------     -----------     -----------     ------------
02/11/91-10/31/91                                                         10.80            9.59           4,451             0.73*
-----------------------------------------------------               -----------     -----------     -----------     ------------

Balanced Fund
Institutional Class
06/30/97                                                            $     11.42           20.37%    $    61,518             0.74%
-----------------------------------------------------               -----------     -----------     -----------     ------------
11/01/95-06/30/96                                                         11.64            9.07          82,562             0.70*
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/95                                                                  11.89           19.47          72,638             0.70
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/94                                                                  10.35            0.08         130,694             0.70
-----------------------------------------------------               -----------     -----------     -----------     ------------
10/31/93                                                                  10.84           10.06         126,410             0.70
-----------------------------------------------------               -----------     -----------     -----------     ------------
06/25/92-10/31/92                                                         10.42            6.40          99,198             0.70*
-----------------------------------------------------               -----------     -----------     -----------     ------------

                                                                      Ratio of Net
                                                                      Investment
                                                                      Income to                       Average
                                                                      Average Net    Portfolio        Commission
Selected Per Share Data for the Year or Period Ended:                 Assets         Turnover Rate    Rate
                                                                      ------------   -------------    ----------
Value Fund
Institutional Class
06/30/97                                                                 2.02%            71%         $   0.06
-----------------------------------------------------                 ------------   -------------    ----------
11/01/95-06/30/96                                                        2.40*            29              0.06
-----------------------------------------------------                 ------------   -------------    ----------
10/31/95                                                                 2.50             71              0.06
-----------------------------------------------------                 ------------   -------------    ----------
10/31/94                                                                 2.34             44
-----------------------------------------------------                 ------------   -------------
10/31/93                                                                 2.43             28
-----------------------------------------------------                 ------------   -------------
12/30/91-10/31/92                                                        2.57*            73
-----------------------------------------------------                 ------------   -------------

Small Cap Value Fund
Institutional Class
06/30/97                                                                 1.92%            48%         $   0.06
-----------------------------------------------------                 ------------   -------------    ----------
11/01/95-06/30/96                                                        2.12*            35              0.04
-----------------------------------------------------                 ------------   -------------    ----------
10/31/95                                                                 2.25             50              0.04
-----------------------------------------------------                 ------------   -------------    ----------
10/31/94                                                                 2.23             48
-----------------------------------------------------                 ------------   -------------
10/31/93                                                                 2.05             42
-----------------------------------------------------                 ------------   -------------
10/31/92                                                                 2.16             27
-----------------------------------------------------                 ------------   -------------
10/01/91-10/31/91                                                        3.06*             0
-----------------------------------------------------                 ------------   -------------

Administrative Class
06/30/97                                                                 1.68             48              0.06
-----------------------------------------------------                 ------------   -------------    ----------
11/01/95-06/30/96                                                        1.86*            35              0.04
-----------------------------------------------------                 ------------   -------------    ----------

Enhanced Equity Fund
Institutional Class
06/30/97                                                                 1.31%            91%         $   0.06
-----------------------------------------------------                 ------------   -------------    ----------
11/01/95-06/30/96                                                        1.58*            53              0.05
-----------------------------------------------------                 ------------   -------------    ----------
10/31/95                                                                 1.91             21              0.05
-----------------------------------------------------                 ------------   -------------    ----------
10/31/94                                                                 2.20             44
-----------------------------------------------------                 ------------   -------------
10/31/93                                                                 1.89             15
-----------------------------------------------------                 ------------   -------------
10/31/92                                                                 1.81             17
-----------------------------------------------------                 ------------   -------------
02/11/91-10/31/91                                                        2.14*             0
-----------------------------------------------------                 ------------   -------------

Balanced Fund
Institutional Class
06/30/97                                                                 3.33%           199%         $   0.06
-----------------------------------------------------                 ------------   -------------    ----------
11/01/95-06/30/96                                                        3.46*           140              0.05
-----------------------------------------------------                 ------------   -------------    ----------
10/31/95                                                                 3.73             43              0.04
-----------------------------------------------------                 ------------   -------------    ----------
10/31/94                                                                 3.25             47
-----------------------------------------------------                 ------------   -------------
10/31/93                                                                 3.10             19
-----------------------------------------------------                 ------------   -------------
06/25/92-10/31/92                                                        3.36*            39
-----------------------------------------------------                 ------------   -------------

*Annualized



                                  1997 Annual Report See accompanying notes / 29

Financial Highlights - Retail Classes


                                                                Net Asset                       Net Realized/      Total
                                                                Value         Net               Unrealized         Income from
                                                                Beginning     Investment        Gain (Loss) on     Investment
Selected Per Share Data for the Year or Period Ended:           of Period     Income (Loss)     Investments        Operations
                                                                ------------- ----------------- ------------------ -------------
Emerging Markets Fund
Class A
01/20/97-06/30/97                                               $     12.82   $      0.09 (a)   $      1.03 (a)    $      1.12
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class B
01/20/97-06/30/97                                                     12.82          0.03 (a)          1.04 (a)           1.07
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class C
01/20/97-06/30/97                                                     12.82          0.04 (a)          1.03 (a)           1.07
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------

International Developed Fund
Class A
01/20/97-06/30/97                                               $     11.71   $      0.09 (a)   $      1.28 (a)   $       1.37
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class B
01/20/97-06/30/97                                                     11.71          0.06 (a)          1.29 (a)           1.35
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class C
01/20/97-06/30/97                                                     11.71          0.06 (a)          1.29 (a)           1.35
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------

Capital Appreciation Fund
Class A
01/20/97-06/30/97                                               $     19.31   $      0.09       $      1.76       $       1.85
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class B
01/20/97-06/30/97                                                     19.31          0.01              1.78               1.79
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class C
01/20/97-06/30/97                                                     19.31          0.02              1.77               1.79
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------

Mid Cap Growth Fund
Class A
01/13/97-06/30/97                                               $     18.14   $     (0.04)      $      2.14       $       2.10
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class B
01/13/97-06/30/97                                                     18.14         (0.11)             2.14               2.03
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class C
01/13/97-06/30/97                                                     18.14         (0.10)             2.14               2.04
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------

Equity Income Fund
Class A
01/20/97-06/30/97                                               $     13.94   $      0.15       $      1.48       $       1.63
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class B
01/20/97-06/30/97                                                     13.94          0.11              1.48               1.59
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class C
01/20/97-06/30/97                                                     13.94          0.11              1.48               1.59
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------

Value Fund
Class A
01/13/97-06/30/97                                               $     13.17   $      0.47       $      1.26       $       1.73
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class B
01/13/97-06/30/97                                                     13.16          0.44              1.26               1.70
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class C
01/13/97-06/30/97                                                     13.15          0.43              1.28               1.71
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------

Small Cap Value Fund
Class A
01/20/97-06/30/97                                               $     14.02  $       0.10       $      1.63       $       1.73
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class B
01/20/97-06/30/97                                                     14.02          0.08              1.61               1.69
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class C
01/20/97-06/30/97                                                     14.02          0.08              1.61               1.69
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------

Balanced Fund
Class A
01/20/97-06/30/97                                               $     10.77   $      0.21       $      0.58       $       0.79
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class B
01/20/97-06/30/97                                                     10.77          0.19              0.58               0.77
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------
Class C
01/20/97-06/30/97                                                     10.77          0.18              0.58               0.76
--------------------------------------------------------------  ------------- ----------------- ------------------ -------------

                                                                  Dividends        Dividends in     Distributions
                                                                  from Net         Excess of Net    from Net
                                                                  Investment       Investment       Realized
Selected Per Share Data for the Year or Period Ended:             Income           Income           Capital Gains
                                                                  ---------------- ---------------- -------------
Emerging Markets Fund
Class A
01/20/97-06/30/97                                                 $       0.00     $      0.00      $      0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class B
01/20/97-06/30/97                                                         0.00            0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class C
01/20/97-06/30/97                                                         0.00            0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------

International Developed Fund
Class A
01/20/97-06/30/97                                                 $       0.00    $       0.00      $      0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class B
01/20/97-06/30/97                                                         0.00            0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class C
01/20/97-06/30/97                                                         0.00            0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------

Capital Appreciation Fund
Class A
01/20/97-06/30/97                                                 $       0.00     $      0.00      $      0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class B
01/20/97-06/30/97                                                         0.00            0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class C
01/20/97-06/30/97                                                         0.00            0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------

Mid Cap Growth Fund
Class A
01/13/97-06/30/97                                                 $       0.00     $      0.00     $       0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class B
01/13/97-06/30/97                                                         0.00            0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class C
01/13/97-06/30/97                                                         0.00            0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------

Equity Income Fund
Class A
01/20/97-06/30/97                                                 $      (0.18)    $      0.00      $      0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class B
01/20/97-06/30/97                                                        (0.16)           0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class C
01/20/97-06/30/97                                                        (0.16)           0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------

Value Fund
Class A
01/13/97-06/30/97                                                 $      (0.10)    $      0.00      $      0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class B
01/13/97-06/30/97                                                        (0.06)           0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class C
01/13/97-06/30/97                                                        (0.06)           0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------

Small Cap Value Fund
Class A
01/20/97-06/30/97                                                  $      0.00    $       0.00      $      0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class B
01/20/97-06/30/97                                                         0.00            0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class C
01/20/97-06/30/97                                                         0.00            0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------

Balanced Fund
Class A
01/20/97-06/30/97                                                 $      (0.16)    $      0.00      $      0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class B
01/20/97-06/30/97                                                        (0.15)           0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------
Class C
01/20/97-06/30/97                                                        (0.14)           0.00             0.00
----------------------------------------------------------------- ---------------- ---------------- -------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

30 / PIMCO Funds See accompanying notes


                                                                 Distributions
                                                                 in Excess of    Distributions   Tax Basis
                                                                 Net Realized    from            Return of       Total
Selected Per Share Data for the Year or Period Ended:            Capital Gains   Equalization    Capital         Distributions
                                                                 --------------- --------------- --------------- -------------
Emerging Markets Fund
Class A
01/20/97-06/30/97                                                $      0.00     $      0.00     $      0.00     $      0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class B
01/20/97-06/30/97                                                       0.00            0.00            0.00            0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class C
01/20/97-06/30/97                                                       0.00            0.00            0.00            0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------

International Developed Fund
Class A
01/20/97-06/30/97                                                $      0.00     $      0.00     $      0.00     $      0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class B
01/20/97-06/30/97                                                       0.00            0.00            0.00            0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class C
01/20/97-06/30/97                                                       0.00            0.00            0.00            0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------

Capital Appreciation Fund
Class A
01/20/97-06/30/97                                                $      0.00     $      0.00     $      0.00     $      0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class B
01/20/97-06/30/97                                                       0.00            0.00            0.00            0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class C
01/20/97-06/30/97                                                       0.00            0.00            0.00            0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------

Mid Cap Growth Fund
Class A
01/13/97-06/30/97                                                $      0.00     $      0.00     $      0.00     $      0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class B
01/13/97-06/30/97                                                       0.00            0.00            0.00            0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class C
01/13/97-06/30/97                                                       0.00            0.00            0.00            0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------

Equity Income Fund
Class A
01/20/97-06/30/97                                                $      0.00     $      0.00     $      0.00     $     (0.18)
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class B
01/20/97-06/30/97                                                       0.00            0.00            0.00           (0.16)
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class C
01/20/97-06/30/97                                                       0.00            0.00            0.00           (0.16)
---------------------------------------------------------------- --------------- --------------- --------------- -------------

Value Fund
Class A
01/13/97-06/30/97                                                $      0.00     $      0.00     $      0.00     $     (0.10)
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class B
01/13/97-06/30/97                                                       0.00            0.00            0.00           (0.06)
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class C
01/13/97-06/30/97                                                       0.00            0.00            0.00           (0.06)
---------------------------------------------------------------- --------------- --------------- --------------- -------------

Small Cap Value Fund
Class A
01/20/97-06/30/97                                                $      0.00     $      0.00     $      0.00     $      0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class B
01/20/97-06/30/97                                                       0.00            0.00            0.00            0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class C
01/20/97-06/30/97                                                       0.00            0.00            0.00            0.00
---------------------------------------------------------------- --------------- --------------- --------------- -------------

Balanced Fund
Class A
01/20/97-06/30/97                                                $      0.00     $      0.00     $      0.00     $     (0.16)
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class B
01/20/97-06/30/97                                                       0.00            0.00            0.00           (0.15)
---------------------------------------------------------------- --------------- --------------- --------------- -------------
Class C
01/20/97-06/30/97                                                       0.00            0.00            0.00           (0.14)
---------------------------------------------------------------- --------------- --------------- --------------- -------------


                                                                                                                     Ratio of
                                                                  Net Asset                     Net Assets           Expenses to
                                                                  Value End                     End of               Average Net
Selected Per Share Data for the Year or Period Ended:             of Period      Total Return   Period (000s)        Assets
                                                                  -------------- -------------- -------------------- ------------
Emerging Markets Fund
Class A
01/20/97-06/30/97                                                 $     13.94        8.74%      $       214            1.89%*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class B
01/20/97-06/30/97                                                       13.89        8.35               308            2.62*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class C
01/20/97-06/30/97                                                       13.89        8.35             1,833            2.63*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------

International Developed Fund
Class A
01/20/97-06/30/97                                                  $    13.08       11.70%      $       318            1.54%*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class B
01/20/97-06/30/97                                                       13.06       11.53             1,123            2.28*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class C
01/20/97-06/30/97                                                       13.06       11.53             2,526            2.28*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------

Capital Appreciation Fund
Class A
01/20/97-06/30/97                                                 $     21.16        9.58%      $     6,534            1.11%*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class B
01/20/97-06/30/97                                                       21.10        9.27             3,022            1.85*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class C
01/20/97-06/30/97                                                       21.10        9.27            13,093            1.86*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------

Mid Cap Growth Fund
Class A
01/13/97-06/30/97                                                  $    20.24       11.58%       $   12,184            1.11%*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class B
01/13/97-06/30/97                                                       20.17       11.19            28,259            1.85*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class C
01/13/97-06/30/97                                                       20.18       11.25            53,686            1.86*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------

Equity Income Fund
Class A
01/20/97-06/30/97                                                 $     15.39       11.77%      $     1,756            1.13%*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class B
01/20/97-06/30/97                                                       15.37       11.45             2,561            1.87*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class C
01/20/97-06/30/97                                                       15.37       11.42             6,624            1.87*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------

Value Fund
Class A
01/13/97-06/30/97                                                 $     14.80       13.19%       $   15,648            1.11%*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class B
01/13/97-06/30/97                                                       14.80       12.93            25,433            1.86*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class C
01/13/97-06/30/97                                                       14.80       13.02            64,110            1.86*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------

Small Cap Value Fund
Class A
01/20/97-06/30/97                                                 $     15.75       12.34%      $     6,563            1.30%*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class B
01/20/97-06/30/97                                                       15.71       12.05            11,077            2.04*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class C
01/20/97-06/30/97                                                       15.71       12.05            20,637            2.05*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------

Balanced Fund
Class A
01/20/97-06/30/97                                                  $    11.40        7.42%      $       366            1.15%*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class B
01/20/97-06/30/97                                                       11.39        7.15             1,124            1.90*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------
Class C
01/20/97-06/30/97                                                       11.39        7.12               921            1.90*
----------------------------------------------------------------- -------------- -------------- -------------------- ------------


                                                                   Ratio of Net
                                                                   Investment
                                                                   Income to                         Average
                                                                   Average Net      Portfolio        Commission
Selected Per Share Data for the Year or Period Ended:              Assets           Turnover Rate    Rate
                                                                   ---------------- ---------------- -----------
Emerging Markets Fund
Class A
01/20/97-06/30/97                                                    1.52%*              74%         $   0.00
------------------------------------------------------------------ ---------------- ---------------- -----------
Class B
01/20/97-06/30/97                                                    0.47*               74              0.00
------------------------------------------------------------------ ---------------- ---------------- -----------
Class C
01/20/97-06/30/97                                                    0.66*               74              0.00
------------------------------------------------------------------ ---------------- ---------------- -----------

International Developed Fund
Class A
01/20/97-06/30/97                                                    1.74%*              77%         $   0.03
------------------------------------------------------------------ ---------------- ---------------- -----------
Class B
01/20/97-06/30/97                                                    1.08*               77              0.03
------------------------------------------------------------------ ---------------- ---------------- -----------
Class C
01/20/97-06/30/97                                                    1.07*               77              0.03
------------------------------------------------------------------ ---------------- ---------------- -----------

Capital Appreciation Fund
Class A
01/20/97-06/30/97                                                    0.59%*              87%         $   0.06
------------------------------------------------------------------ ---------------- ---------------- -----------
Class B
01/20/97-06/30/97                                                   (0.26)*              87              0.06
------------------------------------------------------------------ ---------------- ---------------- -----------
Class C
01/20/97-06/30/97                                                   (0.23)*              87              0.06
------------------------------------------------------------------ ---------------- ---------------- -----------

Mid Cap Growth Fund
Class A
01/13/97-06/30/97                                                    0.17%*              82%         $   0.06
------------------------------------------------------------------ ---------------- ---------------- -----------
Class B
01/13/97-06/30/97                                                   (0.58)*              82              0.06
------------------------------------------------------------------ ---------------- ---------------- -----------
Class C
01/13/97-06/30/97                                                   (0.58)*              82              0.06
------------------------------------------------------------------ ---------------- ---------------- -----------

Equity Income Fund
Class A
01/20/97-06/30/97                                                    2.85%*              45%         $   0.06
------------------------------------------------------------------ ---------------- ---------------- -----------
Class B
01/20/97-06/30/97                                                    2.11*               45              0.06
------------------------------------------------------------------ ---------------- ---------------- -----------
Class C
01/20/97-06/30/97                                                    2.15*               45              0.06
------------------------------------------------------------------ ---------------- ---------------- -----------

Value Fund
Class A
01/13/97-06/30/97                                                    1.71%*              71%         $   0.06
------------------------------------------------------------------ ---------------- ---------------- -----------
Class B
01/13/97-06/30/97                                                    0.96*               71              0.06
------------------------------------------------------------------ ---------------- ---------------- -----------
Class C
01/13/97-06/30/97                                                    0.97*               71              0.06
------------------------------------------------------------------ ---------------- ---------------- -----------

Small Cap Value Fund
Class A
01/20/97-06/30/97                                                    1.94%*              48%         $   0.06
------------------------------------------------------------------ ---------------- ---------------- -----------
Class B
01/20/97-06/30/97                                                    1.23*               48              0.06
------------------------------------------------------------------ ---------------- ---------------- -----------
Class C
01/20/97-06/30/97                                                    1.13*               48              0.06
------------------------------------------------------------------ ---------------- ---------------- -----------

Balanced Fund
Class A
01/20/97-06/30/97                                                    3.01%*             199%         $   0.06
------------------------------------------------------------------ ---------------- ---------------- -----------
Class B
01/20/97-06/30/97                                                    2.28*              199              0.06
------------------------------------------------------------------ ---------------- ---------------- -----------
Class C
01/20/97-06/30/97                                                    2.26*              199              0.06
------------------------------------------------------------------ ---------------- ---------------- -----------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


                                  1997 Annual Report See accompanying notes / 31

Schedule of Investments

Emerging Markets Fund
June 30, 1997



                                                                        Value
                                                        Shares         (000s)
-------------------------------------------------------------------------------
COMMON STOCK 95.7%
-------------------------------------------------------------------------------
Argentina 3.7%
YPF Sociedad Anonima - ADR                              23,100   $        710
Telefonica de Argentina - ADR                           14,100            488
Compania Naviera Perez Co. - ADR                        19,912            318
Banco de Galicia y Buenos Aires SA de CV                20,100            134
Banco Frances del Rio de la Plata SA                    11,804            128
Siderca SA 'A'                                          35,667             92
Astra Cia Argentina de Petro SA                         22,700             48
Inversiones Y Representaciones SA - GDR                  1,084             47
Molinos Rio de La Plata SA                              10,670             42
CIADEA SA                                                9,300             40
Siderar SAIC 'A'                                         2,946             12
                                                                 --------------
                                                                        2,059
Brazil 13.2%
Telecomunicacoes Brasileiras - ADR                      10,050          1,525
Centrais Electricas Brasileiras SA 'B'               2,196,000          1,310
Banco Bradesco SA                                   70,255,000            708
Telecomunicacoes Brasileiras SA                      3,883,000            527
Companhia Vale do Rio Doce                              21,362            473
Banco Itau SA                                          808,000            452
Petroleo Brasileiro SA                               1,321,000            367
Usimas Siderurgicas Minas Gerais SA PR                  32,319            360
Companhia Cervejaria Brahma                            408,000            311
Companhia Energetica de Minas Gerais                 5,916,000            305
Souza Cruz SA                                           21,800            230
White Martins SA                                        74,555            218
Aracruz Celulose SA 'B'                                 85,300            173
Companhia Siderurgica Nacional                       4,808,000            159
Companhia Paulista de Forca e Luz                      869,000            146
                                                                 --------------
                                                                        7,264
Chile 6.0%
Compania de Telecomunicaciones de Chile SA SP - ADR     21,822            720
Enersis SA SP - ADR                                     18,900            672
Empresa Nacional de Electricidad SA SP - ADR            23,700            535
Banco Santander Chile SP - ADR                          21,500            317
Chilgener SA SP - ADR                                   11,300            316
Quimica Minera Chile SA SP - ADR                         4,130            273
Maders Y Sinteticos Sociedad - ADS                       9,890            164
Compania Cervecerias Unidas SA SP - ADR                  7,300            160
Madeco SA - ADR                                          6,100            149
Chilgener - ADR Rights                                   3,728              8
                                                                 --------------
                                                                        3,314
Hungary 3.2%
MOL Magyar Olaj-es Gazipare                             25,800            559
Richter Gedeon                                           5,500            496
OTP Bank                                                11,800            308
Borsodchem                                               4,200            164
Graboplast                                               2,700            124
EGIS                                                     1,850            116
                                                                 --------------
                                                                        1,767
India 8.4%
Tata Engineering and Locomotive Co. Limited SP - GDR    45,224            694
Hindalco Industries Limited SP - GDR                    18,910            668
State Bank Of India - GDR                               18,300            485
Larsen & Tourbro Limited - GDR                          26,480            457
Videsh Sanchar Nigam Limited SP - ADR                   18,000            374
Indian Hotels Co. - GDR                                 13,700            325
Bajaj Auto Limited                                       9,270            318
Indian Rayon & Industries Limited - GDR                 19,550            244
BSES Limited - GDR                                       9,100            241
Gujarat Ambuja - GDR                                    20,200            235
EIH Limited                                             13,540            223
Steel Authority Of India                                22,400            198
Videsh Sanchar Nigam Limited - GDR                       8,900            185
                                                                 --------------
                                                                        4,647
Indonesia 4.1%
Bank International Indonesia                           840,747            726
Bimantara Citra                                        251,000            439
Telekomunikasi Indonesia SP - ADR                       12,800            416
United Tractors                                         86,500            320
Hanjaya Mandala Sampoerna                               52,000            199
Semen Gresik                                            57,000            128
Bank International Indonesia 'F' Warrants               88,066             34
Indah Kiat Paper & Pulp Corp.                              189              0
Indah Kiat Pulp & Paper Corp. Rights (b)                   170              0
                                                                 --------------
                                                                        2,262
Israel 6.3%
Teva Pharmaceutical Industries Limited                   8,400   $        542
ECI Telecommunications Limited                          13,800            411
Clal Israel Limited                                  1,138,000            326
Israel Chemicals Limited                               276,000            325
Bank Hapoalim Limited                                  155,900            325
Industrial Buildings Corp.                             152,000            268
Blue Square Chain Stores (b)                            26,900            262
Elco Holdings Limited                                   29,000            258
Bezek Israeli Telecommunication Corp. Limited           83,300            210
Formula Systems Limited (b)                             11,100            181
Agis Industries Limited                                 16,800            177
Elite Industries Limited                                 6,600            160
Industrial Buildings Rights                             17,200              0
Tadiran Limited                                              0              0
                                                                 --------------
                                                                        3,445
Malaysia 9.2%
Telekom Malaysia                                       139,500            652
Perusahaan Otomobil Nasional Berhad                    109,000            510
Jaya Tiasa Holdings Berhad                              99,000            498
United Engineers (Malaysia) Limited                     69,000            498
Gamuda Berhad                                          122,500            430
Road Builder (M) Holdings Berhad                        86,400            407
Metacorp Berhad                                        173,000            360
Public Bank Berhad                                     218,666            341
DCB Holdings Berhad                                    103,000            326
Sungei Way Holdings Berhad                             168,400            318
UMW Holdings Berhad                                     61,000            288
Land & General Berhad                                  205,000            236
IOI Properties Berhad                                  110,000            209
DCB Holdings Berhad Rights                               5,150              0
                                                                 --------------
                                                                        5,073
Mexico 9.1%
Telefonos de Mexico - ADR                               21,850          1,043
Cemex SA de CV                                          98,800            430
Cifra SA de CV 'B'                                     204,580            382
Grupo Carso SA de CV 'A1'                               48,200            336
Kimberly Clark de Mexico SA de CV 'A'                   78,000            313
Grupo Modelo SA de CV 'C'                               43,000            298
Fomento Economico Mexicano                              45,100            269
Alfa SA de CV 'A'                                       38,200            260
Grupo Financiero Banamex Accival 'L' (b)               105,907            250
Grupo Televisa SA SP - GDR (b)                           7,810            237
Apasco SA de CV                                         21,400            153
Desc SA de CV 'B'                                       20,600            151
Grupo Mexico SA 'B'                                     37,560            141
Grupo Industrial Bimbo SA de CV 'A'                     18,916            136
Empresas ICA Sociedad Controladora SA de CV              8,020            128
Empresas La Moderna SA de CV                            22,100            118
Tubos de Acero de Mexico SA SP (b)                       6,000            110
Controladora Comercial Mexicana SA de CV               101,100             94
Industrias Penoles SA                                   19,200             92
Cifra SA de CV 'A'                                      25,022             46
Desc SA de CV 'C'                                        1,531             11
Transport Maritima - ADR                                   750              5
                                                                 --------------
                                                                        5,003
Pakistan 1.0%
Pakistan State Oil                                      16,523            133
Hub Power Co. Limited SP - GDR (b)                       4,700            118
Fauji Fertilizer Co.                                    53,900            106
Engro Chemical Pakistan Limited                         23,000             81
Faysal Bank Limited                                     71,700             48
Pakistan Telecommunications - GDS                          400             31
DG Kahn Cement                                          97,010             29
Sui Southern Gas Pipeline (b)                           28,750             20
                                                                 --------------
                                                                          566
Peru 2.0%
Telefonica del Peru SA 'B'                             146,988            386
Credicorp Limited                                        7,442            164
Southern Peru Copper Corp. 'T'                          27,359            135
Banco Wiese SP - ADR                                    11,800             77
Cerveceria Backus Y Johnston SA 'T'                     66,285             69
Luz del Sur Servicios SA 'B'                            58,550             69
Compania de Minas Buenaventura SA 'A'                    7,297             68
Ferreyros SA                                            32,606             37
Cementos Lima SA                                        14,941             30



32 / PIMCO Funds See accompanying notes



                                                                         Value
                                                        Shares          (000s)
--------------------------------------------------------------------------------

Compania de Minas Buenaventura SA 'B'                    2,824   $          28
Minsur SA                                                5,500              21
                                                                 ---------------
                                                                         1,084
Philippines 4.0%
Philippine Long Distance Telephone Co. SP - ADR          6,800             437
Metro Bank Trust Co.                                    19,450             413
SM Prime Holdings, Inc.                              1,341,000             397
Ayala Corp.                                            483,750             348
San Miguel Corp.                                       114,067             301
Petron Corp.                                           994,130             253
Equitable Banking Corp.                                 11,300              41
                                                                 ---------------
                                                                         2,190
Poland 0.9%
Elektrim Spolka Akcyjna SA                              21,531             187
Bank Rozwoju Eksportu SA                                 5,310             111
Bank Slaski SA W Katawicach                              1,080              77
Polifarb-Cieszyn SA                                     12,940              66
Debica SA                                                2,180              45
                                                                 ---------------
                                                                           486
Portugal 5.6%
Portugal Telecom SA                                     18,110             731
Banco Espirito Santo e Comercial de Lisboa SA           14,250             323
Investec-Consultoria Internacional SA (b)                9,300             317
Jeronimo Martins & Filho                                 4,338             303
Sonae Investimentor-Sociedade Gestora de
  Participacoes Sociais SA                               7,100             297
Companhia de Seguros Mundial Confianca SA               18,600             274
Colep-Companhia Portuguesa de Embalagens                15,100             242
Cimpor-Cimentos de Portugal SGPS SA                     10,140             236
EDP-Electricidade de Portugal SA                        10,900             200
Telecel-Comunicacoes Pessoais SA (b)                     2,000             166
                                                                 ---------------
                                                                         3,089
South Africa 6.0%
Nedcor Limited                                          18,450             406
Gencor Limited                                          78,810             363
Rembrandt Group Limited                                 31,240             333
De Beers Centenary AG                                    7,940             293
South African Breweries Limited                          9,490             291
Liberty Life Association of Africa                      10,250             278
Sasol Limited                                           20,800             273
Nasionale Pers Beperk Limited                           21,000             241
Barlow Limited                                          21,180             231
Smith C.G. Limited                                      40,930             229
Driefontein Consolidated Limited                        25,800             174
Metro Cash & Carry Limited                             146,500             129
Norwich Holdings SA Limited                             47,800              93
                                                                 ---------------
                                                                         3,334
South Korea 4.8%
Korea Electric Power Corp.                              29,600             883
Korea Fund, Inc.                                        37,000             546
Cho Hung Bank Co. Limited                               65,316             434
Samsung Electronics Co.                                  2,800             294
Korea Kumho Petrochemical Co.                           37,600             261
Daewoo Securities Co. (b)                                8,700             158
Samsung Corp. - GDS                                     15,850              52
Samsung Corp. SP - GDR 144A                              1,172               4
Samsung Electronics Co.                                  2,892               2
                                                                 ---------------
                                                                         2,634
Taiwan 1.5%
Taiwan Fund                                             22,000             556
China Steel Corp. SP - GDS                               9,350             198
Advanced Semiconductor Engineering - GDR (b)             4,830              96
                                                                 ---------------
                                                                           850
Thailand 0.9%
Electricity Generating Public Co. Limited               51,600             132
Krung Thai Bank Public Co. Limited                     106,500             116
Bangkok Bank Public Co.                                 15,000             107
Cogeneration Public Co. Limited                         33,900              95
Thai Farmers Bank Public Company Limited                13,500              60
                                                                 ---------------
                                                                           510
Turkey 5.8%
Arcelik AS                                           2,766,750             373
Eregli Demir Ve Celik Fabrikalari TAS                1,849,000             308
Adana Cimento Sanayii 'A'                            2,840,000             263
Akbank TAS                                           2,830,476             243
Turk Sise Ve Cam Fabrikalari AS                      3,198,000             202
Migros Turk TAS                                        281,400             199
Turkiye Garanti Bankasi AS                           5,251,000             198
Haci Omer Sabanci Holding AS                         5,000,000             185
Izmir Demir Celik Sanayii AS (b)                    14,982,000             177
Northern Elektrik Telekomunikasyon AS                  633,000             175
Yapi ve Kredi Bankasi AS                             7,614,000             174
Bagfas Bandirma Gubre Fabrikalari AS                   724,000             173
Ak-Al Tekstil Sanayii AS                             3,294,376             166
Otosan Otomobil Sanayii AS                             304,000             162
Tansas Izmir Buyuksehir Belediyesi Ic Ve Dis
  Ticaret AS                                           512,000             105
Ege Biracilik Ve Malt Sanajii AS                       405,000              94
                                                                 ---------------
                                                                         3,197
                                                                 ---------------
Total Common Stocks                                                     52,774
(Cost $44,924)                                                   ===============



-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 0.6%
-------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                        (000s)
Taiwan 0.6%
Nan Ya Plastics Corp.
    1.750%  due 07/19/01                                   180             257
Far Eastern Department Stores
    3.000%  due 07/06/01                                    75              81
                                                                  --------------
Total Corporate Bonds and Notes                                            338
(Cost $270)                                                       --------------

Total Investments (a) 96.3%                                       $     53,112
(Cost $45,194)
Other Assets and Liabilities (Net) 3.7%                                  2,063
                                                                  --------------
Net Assets 100.0%                                                 $     55,175
                                                                  ==============


Notes to Schedule of Investments ($ in thousands):

(a) At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of tax cost over value.              $     11,315
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                    (3,645)
                                                                  --------------
Unrealized appreciation-net                                       $      7,670
                                                                  ==============

(b) Non-income producing security.


                                  1997 Annual Report See accompanying notes / 33

Schedule of Investments

International Developed Fund
June 30, 1997


                                                                         Value
                                                        Shares          (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 99.2%
-------------------------------------------------------------------------------
Australia 0.9%
Broken Hill Property Co.                                12,022    $        177
Pasminco Limited                                        84,000             171
Westpac Banking Corp.                                   26,700             161
Amcor Limited 'A'                                       14,800              98
News Corp. Limited                                      18,600              89
Comalco Limited                                         16,200              87
Leighton Holdings Limited                               10,400              51
Tabcorp Holdings Limited                                 8,850              48
QNI Limited                                             20,000              36
                                                                  --------------
                                                                           918
Belgium 3.6%
Webs-Belgium                                           205,000           3,588

Finland 4.1%
Nokia Corp.                                             13,210             985
Werner Soderstrom Osakey 'B'                            17,800             617
Hartwall OY AB                                           5,850             339
UPM-Kymmene Corp.                                       14,380             332
Valmet Corp. OY                                         15,500             268
Yit-Yhtyma OY                                           18,580             245
Rautaruukki OY                                          23,100             243
Neste OY                                                 9,030             240
Metsa Serla 'B'                                         27,890             227
Okobank 'A'                                             16,400             221
Stockmann AB 'B'                                         3,990             212
Viking Line AB                                           4,000             126
Rauma Group OY                                             400               9
                                                                  --------------
                                                                         4,064
France 11.0%
Elf Aquitaine SA                                        11,512           1,242
Alcatel Alsthom                                          8,660           1,085
Carrefour SA                                             1,272             924
Rhone-Poulenc SA 'A'                                    21,790             890
Societe Generale                                         7,960             889
Banque National de Paris                                21,350             880
Hermes International                                     7,170             671
Societe BIC SA                                           4,077             667
Groupe Danone                                            4,000             661
AXA-UAP                                                 10,540             656
Compagnie Generale des Eaux                              5,000             641
Synthelabo                                               4,490             584
Lafarge SA                                               9,000             560
Valeo                                                    6,910             429
Schneider SA                                             5,211             277
Compagnie Gen de Eaux Warrants                           2,800               2
                                                                  --------------
                                                                        11,058
Germany 12.2%
VEBA AG                                                 29,880           1,688
Volkswagen AG                                            2,040           1,547
Bayer AG                                                33,360           1,286
Siemens AG                                              18,700           1,121
Degussa AG                                              19,400           1,026
Mannesmann AG                                            2,203             985
MAN AG                                                   3,850             976
Deutsche Telekom AG                                     37,200             914
Daimler Benz AG                                         11,000             895
Allianz AG                                               3,930             840
Dresdner Bank AG                                        15,000             526
Commerzbank AG                                          14,100             403
                                                                  --------------
                                                                        12,207
Hong Kong 1.5%
Cheung Kong Holdings Limited                            23,000             227
Hutchison Whampoa Limited                               25,000             216
Sun Hung Kai Properties                                 17,816             214
New World Development Co. Limited                       28,000             167
HSBC Holdings PLC                                        5,200             156
Citic Pacific Limited                                   25,000             156
Wharf Holdings                                          36,000             156
China Light & Power Co. Limited                         24,000             136
Amoy Properties Limited                                113,500             125
                                                                  --------------
                                                                         1,553
Italy 6.8%
ENI SpA                                                258,800   $       1,468
Fiat SpA                                               230,000             829
Telecom Italia SpA                                     256,000             768
Telecom Italia Mobile SpA                              211,000             684
Instituto Nazionale delle Assicurazioni                418,000             638
Istituto Mobiliare Italiano SpA                         70,000             631
Banca Commerciale Italiana                             279,000             579
Alleanza Assicurazioni                                  66,000             519
Benetton Group SpA                                      27,040             433
Danieli & Co.                                           45,000             298
                                                                  --------------
                                                                         6,847
Japan 26.5%
NEC Corp.                                              133,000           1,859
Fanuc                                                   48,000           1,845
Matsushita Electric Works Limited                      160,000           1,817
Sumitomo Bank Limited                                  104,000           1,708
Fujisawa Pharmaceutical                                162,000           1,670
Nippon Oil Co.                                         280,000           1,533
Aoyama Trading Co. Limited                              47,700           1,533
Murata Manufacturing Co.                                36,000           1,434
Marubeni Corp.                                         312,000           1,417
Nippon Telegraph & Telephone                               132           1,268
NKK Corp.                                              586,000           1,259
Sumitomo Trust & Banking                               114,000           1,225
Daiwa Securities Co. Limited                           152,000           1,200
Tokyo Tatemono Co. Limited                             225,000           1,189
Tokyu Corp.                                            180,000           1,118
Dainippon Screen Manufacturing Co.                     115,000           1,085
Autobacs Seven Co.                                      13,000           1,031
Sumitomo Metal Mining Co.                              133,000             941
Mitsui O.S.K. Lines Limited (b)                        424,000             874
Tokyo Steel Manufacturing                               45,100             504
Tokyo Electron Limited                                   2,000              96
                                                                  --------------
                                                                        26,606
Malaysia 3.1%
Telekom Malaysia                                        91,500             428
Edaran Otomobil Nasional                                47,000             400
Road Builder (M) Holdings Berhad                        80,412             379
United Engineers (Malaysia) Limited                     46,000             332
Malayan Banking Berhad                                  31,000             325
Sungei Way Holdings Berhad                             128,000             241
Metacorp Berhad                                        115,000             239
DCB Holdings Berhad                                     68,000             216
Resorts World Berhad                                    69,000             208
Land & General Berhad                                  136,000             156
IOI Properties Berhad                                   73,000             139
DCB Holdings Berhad Rights                               3,400               0
                                                                  --------------
                                                                         3,063
Netherlands 5.0%
Royal Dutch Petroleum Co.                               28,800           1,499
Unilever NV                                              2,766             583
Vendex International NV                                  6,800             372
Elsevier NV                                             22,251             372
Philips Electronics NV                                   5,100             365
ABN-AMRO Holdings                                       16,280             304
Royal PTT Nederland NV                                   7,600             298
ING Groep NV                                             6,195             286
Koninklijke Ahold NV                                     3,161             267
Akzo Noble NV                                            1,940             266
Verernigde Nederlandse Uitgeversbedrijven
  Verenigd Bezit                                        10,800             239
DSM NV                                                   1,850             184
                                                                  --------------
                                                                         5,035
Singapore 3.4%
Overseas Chinese Banking                                66,360             687
Singapore Airlines Limited                              64,300             576
United Overseas Bank Limited                            53,200             547
Development Bank Of Singapore Limited                   42,300             533
City Developments Limited                               43,900             430
Keppel Corp. Limited                                    81,400             362
Fraser & Neave Limited                                  43,600             311
                                                                  --------------
                                                                         3,446



34 / PIMCO Funds See accompanying notes



                                                                         Value
                                                        Shares          (000s)
--------------------------------------------------------------------------------
Spain 1.0%
Telefonica de Espana                                     8,210    $        237
Banco Bilbao Vizcaya SA                                  2,630             214
Banco Santander SA                                       5,400             166
Iberdrola SA                                             9,226             116
Repsol SA                                                2,356             100
Tabaclera SA 'A'                                         1,800              97
Gas Y Electricidad SA '2'                                1,700              91
                                                                  --------------
                                                                         1,021
Switzerland 9.0%
Roche Holding AG                                           200           1,809
Novartis AG                                              1,106           1,769
Credit Suisse Group                                      7,314             940
UBS (Schweiz Bankgesellschaft)                             710             812
Nestle SA                                                  601             793
Clariant AG                                                860             557
Holderbank Financiere Glarus AG                            535             505
Tag Heuer International SA (b)                           3,040             456
Kuoni Reisen AG                                            130             445
ABB AG                                                     294             445
Allusuisse-Lonza Holdings AG                               385             399
Ciba Specialty Chemicals AG (b)                          1,106             102
                                                                  --------------
                                                                         9,032
United Kingdom 11.1%
Lloyds TSB Group PLC                                   104,104           1,067
Zeneca Group                                            32,060           1,059
Abbey National PLC                                      77,400           1,056
Smithkline Beecham PLC                                  56,798           1,045
Scottish & Newcastle PLC                                64,800             697
Scottish Power PLC                                     102,780             668
Shell Transport & Trading Co.                           95,400             650
British Telecommunications PLC                          86,500             642
Wolseley PLC                                            71,800             559
Prudential                                              53,100             514
Unilever PLC                                            17,500             501
IMI PLC                                                 87,000             496
EMI Group PLC                                           27,500             493
Boots Co. PLC                                           39,700             465
LASMO PLC                                              103,000             445
Burton Group PLC                                       192,000             376
Commercial Union PLC                                    34,700             365
                                                                  --------------
                                                                        11,098
                                                                  --------------
Total Common Stocks                                                     99,536
(Cost $88,581)                                                    ==============

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.4%
-------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
Time Deposits 2.4%
Chase Manhattan Bank
    5.75%  due 07/01/97                             $     2,400          2,400
                                                                  --------------
Total Short-Term Instruments                                             2,400
(Cost $2,400)                                                     ==============


Total Investments (a) 101.6%                                      $    101,936
(Cost $90,981)

Other Assets and Liabilities (Net) (1.6%)                               (1,623)
                                                                  --------------
Net Assets 100.0%                                                 $    100,313
                                                                  ==============


Notes to Schedule of Investments ($ in thousands):

(a) At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of tax cost over value.              $     14,494

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                    (3,594)
                                                                  --------------
Unrealized appreciation-net                                       $     10,900
                                                                  ==============

(b) Non-income producing security.




                                  1997 Annual Report See accompanying notes / 35

Schedule of Investments

Capital Appreciation Fund
June 30, 1997

                                                                         Value
                                                         Shares         (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 97.4%
-------------------------------------------------------------------------------
Capital Goods 13.7%
AlliedSignal, Inc.                                      115,900   $      9,736
Textron, Inc.                                           143,800          9,545
United Technologies Corp.                               112,400          9,329
Perkin Elmer Corp.                                      116,800          9,293
Sundstrand Corp.                                        161,400          9,008
Deere & Co.                                             143,400          7,869
Ingersoll Rand Co.                                      126,500          7,811
Johnson Controls, Inc.                                  180,400          7,408
Illinois Tool Works, Inc.                               141,000          7,041
                                                                  --------------
                                                                        77,040
Consumer Discretionary 19.5%
Kroger Co. (b)                                          332,300          9,637
Xerox Corp.                                             121,300          9,568
TJX Corp., Inc.                                         361,800          9,542
Dayton-Hudson Corp.                                     174,100          9,260
Omnicom Group                                           137,800          8,492
Costco Cos. (b)                                         242,900          7,985
Estee Lauder Cos. 'A'                                   154,500          7,764
New York Times Co.                                      149,700          7,410
Gannett, Inc.                                            74,900          7,396
Armstrong World Industries                               96,600          7,088
Jones Apparel Group, Inc. (b)                           147,400          7,038
Brunswick Corp.                                         206,600          6,456
Federated Department Stores, Inc. (b)                   177,700          6,175
Sunbeam-Oster, Inc.                                     153,000          5,776
Mattel, Inc.                                                  1              0
                                                                  --------------
                                                                       109,587
Consumer Services 2.9%
Marriott International, Inc.                            134,200          8,237
Carnival Corp. 'A'                                      193,100          7,965
                                                                  --------------
                                                                        16,202
Consumer Staples 4.2%
Safeway, Inc. (b)                                       178,700          8,243
Campbell Soup Co.                                       154,600          7,730
Hershey Foods Corp.                                     136,200          7,533
                                                                  --------------
                                                                        23,506
Energy 9.3%
Noble Drilling Corp. (b)                                391,300          8,829
Rowan Cos., Inc. (b)                                    267,100          7,529
Halliburton Co.                                          94,800          7,513
Transocean Offshore, Inc.                               102,700          7,459
Global Marine, Inc. (b)                                 315,200          7,328
Schlumberger Limited                                     57,200          7,150
ENSCO International, Inc. (b)                           126,800          6,689
                                                                  --------------
                                                                        52,497
Financial and Business Services 21.0%
Travelers Group, Inc.                                   158,400          9,989
Norwest Corp.                                           122,900          6,913
American Express Co.                                     90,400          6,735
Southtrust Corp.                                        162,600          6,727
Federal Home Loan Mortgage Corp.                        194,000          6,669
Federal National Mortgage Assoc.                        152,300          6,644
Bear Stearns Cos.                                       192,303          6,574
Hartford Financial Services Group, Inc.                  79,200          6,554
Times Mirror Co. 'A'                                    117,900          6,514
First Union Corp.                                        69,300          6,410
National City Corp.                                     119,400          6,269
Lincoln National Corp.                                   95,300          6,135
Green Tree Financial Corp.                              168,200          5,992
Chase Manhattan Corp.                                    61,600          5,979
PNC Bank Corp.                                          142,915          5,949
BankBoston Corp.                                         80,700          5,815
Associates First Capital Corp. 'A'                      100,100          5,556
BankAmerica Corp.                                        51,800          3,344
Citicorp                                                 26,600          3,207
                                                                  --------------
                                                                       117,975
Health Care 7.8%
Schering-Plough Corp.                                   189,000          9,048
Tenet Healthcare Corp. (b)                              262,505          7,760
American Home Products Corp.                             94,800          7,252
U.S. Surgical Corp.                                     184,800          6,884
Lilly Eli & Co.                                          60,700          6,635
Cognizant Corp.                                         160,000          6,480
                                                                  --------------
                                                                        44,059
Materials & Processing 2.5%
Rohm & Haas Co.                                          81,400   $      7,331
Dresser Industries, Inc.                                177,200          6,601
                                                                  --------------
                                                                        13,932
Technology 12.1%
Tyco Labs                                               136,400          9,488
Sun Microsystems, Inc. (b)                              212,400          7,905
BMC Software, Inc. (b)                                  133,900          7,415
Adaptec, Inc. (b)                                       194,300          6,752
Computer Associates International, Inc.                 119,700          6,666
Cisco Systems, Inc. (b)                                  96,000          6,444
Dell Computer Corp. (b)                                  52,300          6,142
Intel Corp.                                              41,300          5,857
Compaq Computer Corp. (b)                                55,900          5,548
National Semiconductor Corp. (b)                        179,200          5,488
                                                                  --------------
                                                                        67,705
Transportation 1.1%
Continental Airlines, Inc. 'B' (b)                      181,900          6,355

Utilities 3.3%
Ameritech Corp.                                          97,100          6,597
GPU, Inc.                                               167,800          6,020
American Electric Power, Inc.                           141,400          5,939
                                                                  --------------
                                                                        18,556
                                                                  --------------
Total Common Stocks                                                    547,414
(Cost $422,753)                                                   ==============

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.7%
--------------------------------------------------------------------------------
                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreements 5.7%
State Street Bank
    4.250% due 07/01/97                               $  31,922         31,922
    (Dated 06/30/97. Collateralized by U.S.
    Treasury Note 6.00% due 05/31/98
    valued at $32,564,731.  Repurchase
    proceeds are $31,925,769.)

                                                                  --------------
Total Short-Term Instruments                                            31,922
(Cost $31,922)                                                    ==============

Total Investments (a) 103.1%                                      $    579,336
(Cost $454,675)

Other Assets and Liabilities (3.1%)                                    (17,385)
                                                                  --------------

Net Assets 100.0%                                                 $    561,951
                                                                  ==============
Notes to Schedule of Investments ($ in thousands):

(a)  At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value.                                                       $    124,633

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (239)
                                                                  --------------

Unrealized appreciation-net                                       $    124,394
                                                                  ==============

(b)  Non-income producing security.




36 / PIMCO Funds See accompanying notes

Schedule of Investments

Mid Cap Growth Fund
June 30, 1997


                                                                         Value
                                                         Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.5%
--------------------------------------------------------------------------------
Capital Goods 3.0%
Waters Corp. (b)                                        112,000   $      4,018
Mark IV Industries, Inc.                                161,751          3,882
Belden, Inc.                                            108,000          3,679
                                                                  --------------
                                                                        11,579
Consumer Discretionary 23.0%
Borders Group, Inc. (b)                                 233,200          5,626
Consolidated Stores Corp. (b)                           161,156          5,600
Fort Howard Corp. (b)                                   103,500          5,240
Tiffany & Co.                                           104,500          4,827
Callaway Golf Co.                                       134,600          4,778
Herman Miller, Inc.                                     124,200          4,471
Maytag Corp.                                            167,100          4,365
U.S. Industries, Inc. (b)                               120,400          4,289
Flowers Industries, Inc.                                247,700          4,164
Bemis, Inc.                                              95,800          4,143
Cytec Industries, Inc. (b)                              107,500          4,018
International Game Technology                           221,400          3,930
Lancaster Colony Corp.                                   80,700          3,904
Liz Claiborne, Inc.                                      83,600          3,898
Bed, Bath & Beyond, Inc. (b)                            125,400          3,809
Sealed Air Corp. (b)                                     79,000          3,753
Snap-On, Inc.                                            94,900          3,737
Kroger Co. (b)                                          128,400          3,724
Alberto-Culver Co. 'A'                                  151,100          3,523
HON Industries                                           79,200          3,505
Lear Corp. (b)                                           77,600          3,444
K2, Inc.                                                 15,000            475
                                                                  --------------
                                                                        89,223
Consumer Services 1.2%
Promus Hotel Corp. (b)                                  119,600          4,635

Consumer Staples 2.5%
Interstate Bakeries Corp.                                81,800          4,852
Richfood Holdings, Inc.                                 183,750          4,778
                                                                  --------------
                                                                         9,630
Energy 13.4%
Falcon Drilling Co., Inc. (b)                           112,000          6,454
Cooper Cameron Corp. (b)                                109,200          5,105
Smith International, Inc. (b)                            83,400          5,066
EVI, Inc. (b)                                           115,700          4,859
BJ Services Co. (b)                                      83,200          4,462
El Paso Natural Gas Co.                                  81,100          4,460
Weatherford Enterra, Inc. (b)                           109,100          4,200
Diamond Offshore Drilling, Inc.                          53,400          4,172
Baker Hughes, Inc.                                       92,900          3,594
Tosco Corp.                                             113,500          3,398
Reading & Bates Corp. (b)                               111,600          2,985
National Fuel Gas Co.                                    66,800          2,801
Camco International, Inc.                                10,000            547
                                                                  --------------
                                                                        52,103
Financial and Business Services 29.4%
Cullen/Frost Bankers, Inc.                              124,900          5,293
Citizens Corp.                                          183,400          5,066
Mutual Risk Management Limited                          107,465          4,930
Allmerica Financial Corp.                               121,300          4,837
Protective Life Corp.                                    93,800          4,713
Progressive Corp.                                        53,200          4,628
Crescent Real Estate Equities Co.                       143,300          4,550
Union Planters Corp.                                     87,700          4,549
Popular, Inc.                                           108,200          4,368
First American Corp.                                    112,400          4,313
Penncorp Financial Group, Inc.                          108,600          4,181
Banc One Corp.                                           85,460          4,139
Ambac, Inc.                                              54,000          4,124
BB&T Corp.                                               90,200          4,059
Mercantile BanCorp.                                      66,242          4,024
Travelers Property Casualty 'A'                         100,700          4,015
Comdisco, Inc.                                          152,875          3,975
Finova Group, Inc.                                       49,900          3,817
Equity Residential Properties Trust                      79,800          3,791
Public Storage, Inc.                                    128,100          3,747
AmSouth Bancorp.                                         98,800          3,736
Ace Limited                                              50,000          3,694
SunAmerica, Inc.                                         69,500          3,388
PMI Group, Inc.                                          52,200          3,256
Summit Bancorp                                           64,460          3,231
Equifax, Inc.                                            85,500          3,179
Crestar Financial Corp.                                  80,600          3,133
HCC Insurance Holdings, Inc.                             36,550            975
City National Corp.                                      25,000            602
Reinsurance Group of America                             10,000            575
Magna Group, Inc.                                        15,000            521
Associated Banc-Corp                                     12,000            474
Crescent Operating, Inc. (b)                             14,330            172
First Midwest Bancorp, Inc.                               1,250             40
                                                                  --------------
                                                                       114,095
Health Care 5.4%
Guidant Corp.                                            55,700          4,734
Health Management Association, Inc. 'A' (b)             158,350          4,513
Beckman Instruments, Inc.                                83,600          4,034
Watson Pharmaceutical, Inc. (b)                          87,900          3,714
DePuy, Inc. (b)                                         151,800          3,492
Orthodontic Centers of America, Inc. (b)                 24,000            437
                                                                  --------------
                                                                        20,924
Materials & Processing 4.7%
Lennar Corp.                                            140,000          4,471
Titanium Metals Corp. (b)                               135,200          4,276
Praxair, Inc.                                            73,800          4,133
Mascotech, Inc.                                         166,600          3,478
Johns Manville Corp.                                     50,800            600
Medusa Corp.                                             15,000            576
Mueller Industries, Inc. (b)                             10,000            438
Mississippi Chemical Corp.                               15,000            311
                                                                  --------------
                                                                        18,283
Technology 11.0%
Compuware Corp. (b)                                     117,200          5,596
McAfee Associates, Inc. (b)                              83,200          5,252
Tandem Computers, Inc. (b)                              253,100          5,125
SCI Systems, Inc. (b)                                    76,000          4,845
Electronics for Imaging, Inc. (b)                        93,600          4,423
Gateway 2000, Inc. (b)                                  119,100          3,863
Cognos, Inc. (b)                                        123,100          3,831
American Power Conversion Corp. (b)                     164,500          3,126
General Dynamics Corp.                                   41,500          3,113
Adaptec, Inc. (b)                                        75,200          2,613
Sanmina Corp. (b)                                        10,000            635
                                                                  --------------
                                                                        42,422
Transportation 1.0%
CNF Transportation, Inc.                                125,300          4,041

Utilities 0.9%
Cinergy Corp.                                            83,200          2,897
Oneok, Inc.                                              15,000            483
                                                                  --------------
                                                                         3,380
                                                                  --------------
Total Common Stocks                                                    370,315
(Cost $288,273)                                                   ==============

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.4%
--------------------------------------------------------------------------------


                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreements 0.4%
State Street Bank
    4.250% due 07/01/97                            $      1,481          1,481
    (Dated 06/30/97.  Collateralized by U.S.
    Treasury Bond 8.500% due 02/15/20
    valued at $1,514,131. Repurchase proceeds
    are $1,481,175.)

                                                                  --------------
Total Short-Term Instruments                                             1,481
                                                                  ==============
(Cost $1,481)

Total Investments (a) 95.9%                                       $    371,796
(Cost $289,754)

Other Assets and Liabilities 4.1%                                       15,773
                                                                  --------------

Net Assets 100.0%                                                 $    387,569
                                                                  ==============

                                  1997 Annual Report See accompanying notes / 37

Mid Cap Growth Fund
June 30, 1997


================================================================================
Notes to Schedule of Investments ($ in thousands):

(a)  At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value.                                                       $     84,186

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (2,212)
                                                                  --------------

Unrealized appreciation-net                                       $     81,974
                                                                  ==============

(b)  Non-income producing security.



38 / PIMCO Funds See accompanying notes

Schedule of Investments

Micro Cap Growth Fund
June 30, 1997

                                                                         Value
                                                         Shares         (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 92.8%
-------------------------------------------------------------------------------
Capital Goods 8.2%
Gardner Denver Machinery, Inc. (b)                      103,700   $      3,085
Asyst Technologies, Inc. (b)                             69,400          3,054
Powell Industries, Inc. (b)                             133,600          2,037
Monaco Coach Corp. (b)                                   82,200          1,993
BHA Group, Inc.                                          91,080          1,685
M/I Schottenstein Homes, Inc. (b)                       137,400          1,546
Watsco, Inc. 'A'                                          7,800            195
                                                                  --------------
                                                                        13,595
Consumer Discretionary 20.7%
Culp, Inc.                                              146,250          2,651
Chattem, Inc. (b)                                       173,200          2,338
Pillowtex Corp.                                         104,100          2,284
The First Years                                         104,800          2,227
Movado Group, Inc.                                       83,475          2,129
Sodak Gaming, Inc. (b)                                  134,500          1,984
American Safety Razor Co. (b)                           105,700          1,916
Koala Corp. (b)                                         116,800          1,869
Shoe Carnival, Inc. (b)                                 175,300          1,753
Quaker Fabric Corp. (b)                                 104,800          1,729
Winsloew Furniture, Inc. (b)                            154,300          1,688
Galey & Lord, Inc. (b)                                   89,100          1,671
Piercing Pagoda, Inc. (b)                                63,500          1,595
Steinway Musical Instruments, Inc. (b)                   81,300          1,585
American Woodmark Corp.                                 101,200          1,581
Baker J., Inc.                                          184,800          1,455
BeautiControl Cosmetics, Inc.                           105,000          1,181
Rocky Shoes & Boots, Inc. (b)                            62,800          1,036
Drypers Corp. (b)                                       110,300            848
Motorcar Parts and Accessories, Inc. (b)                 30,000            510
Lacrosse Footwear, Inc.                                  26,300            342
                                                                  --------------
                                                                        34,372
Consumer Services 4.1%
Ha-Lo Industries, Inc. (b)                              102,550          2,423
Anchor Gaming (b)                                        48,400          2,311
All American Communications, Inc. 'B' (b)               165,500          2,007
                                                                  --------------
                                                                         6,741
Consumer Staples 9.4%
Worthington Foods, Inc.                                  93,800          2,298
Fresh America Corp. (b)                                 105,200          1,959
Sanderson Farms, Inc.                                   110,900          1,941
Ingles Markets, Inc.                                    118,200          1,936
Mortons Restaurant Group, Inc. (b)                       94,300          1,874
S&K Famous Brands, Inc. (b)                             162,300          1,785
Tasty Baking Co.                                         91,500          1,601
Standard Commercial Corp. (b)                            84,381          1,466
Eagle Food Centers, Inc. (b)                            121,300            728
                                                                  --------------
                                                                        15,588
Energy 4.6%
St. Mary Land & Exploration                              65,500          2,301
American Oilfield Divers, Inc. (b)                      149,100          1,789
Key Production Co., Inc. (b)                            151,100          1,530
Clayton Williams Energy, Inc. (b)                       123,600          1,406
UTI Energy Corp. (b)                                     14,000            642
                                                                  --------------
                                                                         7,668
Financial and Business Services 20.3%
Warren Bancorp, Inc.                                    159,300          2,867
Dime Financial Corp.                                    110,500          2,818
Community First Bankshares, Inc.                         71,000          2,725
Chittenden Corp.                                         79,355          2,718
Graphic Industries, Inc.                                192,900          2,556
Vermont Financial Services Corp.                         50,500          2,374
Provident Bankshares Corp.                               53,762          2,238
Progressive Bank, Inc.                                   69,100          2,177
Sho-Me Financial Corp. (b)                               54,300          2,063
CFI Proservices, Inc. (b)                               106,600          1,919
JeffBanks, Inc.                                          65,100          1,904
Southwest Securities Group                               97,100          1,893
Peoples Heritage Financial Group                         47,700          1,807
Abington Bancorp, Inc.                                   68,300          1,742
Alabama National Bancorp                                 56,000          1,253
Equity Marketing, Inc. (b)                               30,700            721
                                                                  --------------
                                                                        33,775
Health Care 5.2%
Rexall Sundown, Inc. (b)                                 84,750          3,305
Alliance Imaging, Inc. (b)                              197,400          2,023
Osteotech, Inc. (b)                                     147,950          1,553
Sheridan Healthcare, Inc. (b)                           130,000          1,365
CyanoTech Corp. (b)                                      85,000            420
                                                                  --------------
                                                                         8,666
Materials & Processing 3.6%
Virco Manufacturing Corp.                                84,900          2,197
Fibermark, Inc. (b)                                      99,500          2,077
Northwest Pipe Co. (b)                                   93,100          1,711
                                                                  --------------
                                                                         5,985
Technology 13.0%
Plexus Corp. (b)                                         71,300          3,979
QLogic Corp. (b)                                        115,100          2,935
Barra, Inc. (b)                                          83,500          2,756
Ikos Systems, Inc. (b)                                  114,000          2,437
Engineered Support Systems, Inc.                        118,100          2,214
Advanced Logic Research, Inc. (b)                       137,200          2,101
Applied Voice Technology, Inc. (b)                      112,300          2,078
Dendrite International (b)                              101,100          1,668
Ciber, Inc. (b)                                          42,800          1,463
                                                                  --------------
                                                                        21,631
Transportation 3.7%
Atlantic Coast Airlines, Inc. (b)                       160,600          2,529
Mesaba Holdings, Inc. (b)                               129,900          1,916
MTL, Inc. (b)                                            75,200          1,758
                                                                  --------------
                                                                         6,203
                                                                  --------------
Total Common Stocks                                                    154,224
(Cost $116,822)                                                   ==============

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.5%
-------------------------------------------------------------------------------
                                                     Principal
                                                        Amount
                                                        (000s)
Repurchase Agreements 7.5%
State Street Bank
    4.250% due 07/01/97                           $    12,485           12,485
    (Dated 06/30/97. Collateralized by U.S.
    Treasury Bond 8.500% due 02/15/20
    valued at $12,735,791. Repurchase proceeds
    are $12,486,474.)
                                                                  --------------
Total Short-Term Instruments                                            12,485
(Cost $12,485)                                                    ==============

Total Investments (a) 100.3%                                      $    166,709
(Cost $129,307)

Other Assets and Liabilities (0.3%)                                       (454)
                                                                  --------------
Net Assets 100.0%                                                 $    166,255
                                                                  ==============


Notes to Schedule of Investments ($ in thousands):

(a) At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value.                                                       $     38,687

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (1,396)
                                                                  --------------

Unrealized appreciation-net                                       $     37,291
                                                                  ==============

(b) Non-income producing security.


                                  1997 Annual Report See accompanying notes / 39

Schedule of Investments

Small Cap Growth Fund
June 30, 1997

                                                                         Value
                                                         Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.9%
--------------------------------------------------------------------------------
Capital Goods 7.0%
Manitowoc Co., Inc.                                      8,000    $       374
Gleason Corp.                                            8,000            372
RMI Titanium Co. (b)                                    10,400            283
Kulicke & Soffa Industries (b)                           7,000            227
Gardner Denver Machinery, Inc. (b)                       7,600            226
Cambrex Corp.                                            5,600            223
Barnes Group, Inc.                                       6,900            204
Aviall, Inc. (b)                                        10,600            148
DT Industries, Inc.                                      3,700            132
Chart Industries, Inc.                                   4,200            115
Watsco, Inc. `A'                                         1,840             46
                                                                  --------------
                                                                        2,350
Consumer Discretionary 18.9%
Pier 1 Imports, Inc.                                    16,000            424
Meyer (Fred), Inc. (b)                                   8,000            413
Central Garden & Pet Co. (b)                            16,000            400
Duty Free International, Inc.                           21,200            397
Wet Seal, Inc. `A' (b)                                  12,200            385
Ross Stores, Inc. (b)                                   11,300            369
Emmis Broadcasting Corp. `A' (b)                         8,000            349
Ethan Allen Interiors, Inc.                              6,000            342
Robbins & Myers, Inc.                                   10,000            325
Sodak Gaming, Inc. (b)                                  21,500            317
K2, Inc.                                                10,000            317
Action Performance Cos., Inc. (b)                       12,300            298
Pacific Sunwear Of California (b)                        7,200            232
Seattle Filmworks, Inc. (b)                             18,900            227
Southern Energy Homes, Inc. (b)                         24,300            222
Kimball International `B'                                4,800            193
Culp, Inc.                                              10,600            192
Windmere Corp.                                          10,700            175
Foamex International, Inc. (b)                          13,200            173
Authentic Fitness Corp.                                 13,700            173
Helen Of Troy Corp. (b)                                  6,200            159
Russ Berrie & Co., Inc.                                  5,400            118
Royal Appliance Manufacturing Co. (b)                   10,900             93
                                                                  --------------
                                                                        6,293
Consumer Services 5.2%
Anchor Gaming (b)                                        8,000            382
Ha-Lo Industries, Inc. (b)                              16,025            379
Cole National Corp. (b)                                  7,400            326
Williams-Sonoma, Inc. (b)                                7,000            299
Felcor Suite Hotels, Inc.                                5,600            209
Penn National Gaming, Inc. (b)                           9,700            144
                                                                  --------------
                                                                        1,739
Consumer Staples 1.9%
Performance Food Group Co. (b)                          12,200            256
Michael Foods, Inc.                                     10,600            196
Standard Commercial Corp. (b)                            9,593            167
                                                                  --------------
                                                                          619
Energy 9.3%
Falcon Drilling Co., Inc. (b)                            8,500            490
Pride Petroleum Services, Inc. (b)                      18,900            454
Pool Energy Services Co. (b)                            22,900            415
Camco International, Inc.                                7,400            405
Veritas DGC, Inc. (b)                                   15,400            350
Cliffs Drilling Co. (b)                                  8,200            299
Marine Drilling Co., Inc (b)                            13,900            273
Varco International, Inc. (b)                            7,000            226
Newpark Resources, Inc. (b)                              6,000            203
                                                                  --------------
                                                                        3,115
Financial and Business Services 24.8%
Protective Life Corp.                                    8,600            432
Capital Re Corp.                                         8,000            428
Reinsurance Group Of America                             7,000            403
Associated Banc-Corp                                     9,764            386
Allied Group, Inc.                                      10,000            380
Morningstar Group, Inc. (b)                             12,900            379
Peoples Heritage Financial Group                         9,900            375
Susquehanna Bancshares, Inc.                             9,200            361
Westamerica BanCorp                                      4,600            350
Executive Risk, Inc.                                     6,600            343
First Midwest Bancorp, Inc.                             10,825            343
UST Corp.                                               15,200            340
Penncorp Financial Group, Inc.                           8,800            339
Colonial BancGroup, Inc.                                13,700            332
Magna Group, Inc.                                        9,400            327
City National Corp.                                     13,300            320
Redwood Trust, Inc.                                      6,700            313
Frontier Insurance Group, Inc.                           4,700            304
HCC Insurance Holdings, Inc.                            11,400            304
CMAC Investment Corp.                                    5,400            258
Patriot American Hospitality, Inc.                       9,600            245
Innkeepers USA Trust                                    14,900            224
Hospitality Properties Trust                             6,900            211
Beacon Properties Corp.                                  6,200            207
Highwoods Properties, Inc.                               6,100            195
Merrill Corp.                                            5,000            182
                                                                  --------------
                                                                        8,281
Health Care 7.0%
Rexall Sundown, Inc. (b)                                17,400            679
Universal Health Services, Inc. (b)                      7,700            296
Orthodontic Centers Of America, Inc. (b)                15,400            280
TECHNOLI Medical Products, Inc. (b)                     12,300            274
Curative Health Services, Inc. (b)                       7,600            219
Ballard Medical Products                                10,100            203
Owens & Minor, Inc.                                     12,500            187
United Wisconsin Services, Inc.                          3,900            131
Hologic, Inc. (b)                                        2,400             64
                                                                  --------------
                                                                        2,333
Materials & Processing 8.9%
Mueller Industries, Inc. (b)                             9,000            394
Martin Marietta Materials, Inc.                         12,000            389
Medusa Corp.                                            10,000            384
GenCorp, Inc.                                           16,000            370
Universal Corp.                                         10,900            346
Lone Star Industries, Inc.                               7,400            335
Zeigler Coal Holding Co.                                12,900            302
Mississippi Chemical Corp.                              14,000            290
Oregon Metallurgical Corp. (b)                           6,100            172
                                                                  --------------
                                                                        2,982
Technology 11.5%
Genrad, Inc. (b)                                        18,000            407
Sanmina Corp. (b)                                        6,000            381
Veritas Software Corp. (b)                               7,500            377
Coherent Communications Systems Corp. (b)               13,800            345
BancTec, Inc. (b)                                       11,000            285
Dynatech Corp. (b)                                       7,000            250
SPSS, Inc. (b)                                           8,000            232
RadiSys Corp. (b)                                        5,800            231
Comverse Technology, Inc. (b)                            4,200            218
MTS Systems Corp.                                        6,000            183
Stratus Computer, Inc. (b)                               3,600            180
BENCHMARQ Microelectronics, Inc. (b)                    10,200            176
Gilat Satellite Networks Limited (b)                     5,100            170
Pacific Scientific Co.                                  12,100            160
VLSI Technology, Inc. (b)                                5,300            125
Inso Corp. (b)                                           5,000            103
Technitrol, Inc.                                         1,000             27
                                                                  --------------
                                                                        3,850
Utilities 3.4%
Lincoln Electric Co. `A'                                10,500            402
Oneok, Inc.                                             12,200            393
Aliant Communications, Inc.                             16,700            326
                                                                  --------------
                                                                         1,121
                                                                  --------------
Total Common Stocks                                                     32,683
(Cost $25,544)                                                    ==============




40 / PIMCO Funds See accompanying notes


                                                    Principal
                                                       Amount           Value
                                                       (000s)           (000s)
-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.6%
-------------------------------------------------------------------------------
Repurchase Agreements 2.6%
State Street Bank
    4.250% due 07/01/97                             $     869     $        869
    (Dated 06/30/97.  Collateralized by U.S.
    Treasury Bond 8.500% due 02/15/20
    valued at $891,383. Repurchase proceeds
    are $869,103.)

                                                                  --------------
Total Short-Term Instruments                                               869
(Cost $869)                                                       ==============

Total Investments (a) 100.5%                                      $     33,552
(Cost $26,413)

Other Assets and Liabilities (0.5%)                                       (161)
                                                                  --------------

Net Assets 100.0%                                                 $     33,391
                                                                  ==============

Notes to Schedule of Investments ($ in thousands):

(a) At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value.                                                       $      7,394

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (388)
                                                                  --------------

Unrealized appreciation-net                                       $      7,006
                                                                  ==============


(b)  Non-income producing security.


                                  1997 Annual Report See accompanying notes / 41

Schedule of Investments

Core Equity Fund
June 30, 1997





                                                                         Value
                                                         Shares          (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 97.1%
-------------------------------------------------------------------------------
Capital Goods 6.6%
General Electric Co.                                     20,200   $      1,320
Archer-Daniels-Midland Co.                               14,800            348
Deere & Co.                                               6,300            346
Newell Co.                                                8,700            345
                                                                  --------------
                                                                         2,359
Consumer Discretionary 10.0%
TJX Corp., Inc.                                          31,400            828
Browning Ferris Industries, Inc.                         19,100            635
Staples, Inc. (b)                                        26,300            611
Costco Cos. (b)                                          17,500            575
Home Depot, Inc.                                          8,100            558
Wendy's International, Inc.                              13,800            358
                                                                  --------------
                                                                         3,565

Consumer Services 5.1%
CUC International, Inc. (b)                              38,700            999
Waste Management, Inc.                                   15,800            507
Manpower, Inc.                                            7,100            316
                                                                  --------------
                                                                         1,822
Consumer Staples 1.6
American Stores Co.                                      11,400            563

Energy 5.3%
Schlumberger Limited                                      5,200            650
USX Marathon Group                                       22,400            647
Tosco Corp.                                              20,600            617
                                                                  --------------
                                                                         1,914

Financial and Business Services 12.6%
Allstate Corp.                                           14,600          1,066
NationsBank Corp.                                        11,300            729
Washington Mutual, Inc.                                  11,000            657
Merrill Lynch Co.                                         9,800            584
First Union Corp.                                         6,200            574
Associates First Capital Corp. 'A'                        9,800            544
Aetna, Inc.                                               3,300            338
                                                                  --------------
                                                                         4,492

Health Care 19.0%
HBO & Co.                                                15,900          1,095
Warner Lambert Co.                                        7,700            957
Pfizer, Inc.                                              7,700            920
Lilly Eli & Co.                                           8,400            918
Boston Scientific Corp. (b)                              11,500            707
Medtronic, Inc.                                           5,500            445
CVS Corp.                                                 8,400            431
Cardinal Health, Inc.                                     6,000            344
Oxford Health Plans, Inc. (b)                             4,700            337
Bristol-Myers Squibb Co.                                  4,100            332
Conseco, Inc.                                             8,000            296
                                                                  --------------
                                                                         6,782

Materials & Processing 0.9%
Georgia-Pacific Corp.                                     3,800            324

Technology 30.2%
Microsoft Corp. (b)                                       7,200            910
Boeing Co. (The)                                         17,000            902
Motorola, Inc.                                           11,600            882
Service Corp. International                              25,900            851
America Online, Inc. (b)                                 13,600            756
Honeywell, Inc.                                           9,900            751
Lucent Technologies, Inc.                                 9,900            713
Cisco Systems, Inc. (b)                                  10,500            705
Nokia Corp. - ADR                                         8,200            605
Ascend Communications, Inc. (b)                          14,500            571
Qualcomm, Inc. (b)                                        9,500            483
Intel Corp.                                               3,200            454
Xilinx, Inc. (b)                                          9,100            446
Compaq Computer Corp. (b)                                 4,300            427
Tele-Communications 'A' (b)                              26,800            399
LSI Logic Corp. (b)                                      11,300            362
3Com Corp. (b)                                            6,700            302
Westinghouse Electric Corp.                              12,700            294
                                                                  --------------
                                                                        10,813

Utilities 5.8%
Worldcom, Inc. (b)                                       34,200   $      1,094
Sonat, Inc.                                              10,000            513
Nextel Communications, Inc. 'A' (b)                      25,400            481
                                                                  --------------
                                                                         2,088
                                                                  --------------
Total Common Stocks                                                     34,722
(Cost $29,402)                                                    ==============



--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.6%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreements 3.6%
State Street Bank
    4.250% due 07/01/97                             $    1,298           1,298
    (Dated 06/30/97. Collateralized by U.S.
    Treasury Bond 8.500% due 02/15/20
    valued at $1,324,864. Repurchase proceeds
    are $1,298,153.)

                                                                  --------------
Total Short-Term Instruments                                             1,298
(Cost $1,298)                                                     ==============

Total Investments (a) 100.7%                                      $     36,020
(Cost $30,700)

Other Assets and Liabilities (0.7%)                                       (244)
                                                                  --------------

Net Assets 100.0%                                                 $     35,776
                                                                  ==============


Notes to Schedule of Investments ($ in thousands):


(a) At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value.                                                       $      5,746

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (517)
                                                                  --------------

Unrealized appreciation-net                                       $      5,229
                                                                  ==============

(b)  Non-income producing security.


42 / PIMCO Funds See accompanying notes

Schedule of Investments

Mid Cap Equity Fund
June 30, 1997



                                                                         Value
                                                         Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.9%
--------------------------------------------------------------------------------
Capital Goods 6.0%
Paccar, Inc.                                              3,100   $        144
Perkin Elmer Corp.                                        1,500            119
AGCO Corp.                                                2,800            101
Coltec Industries, Inc. (b)                               4,800             94
                                                                  --------------
                                                                           458

Consumer Discretionary 19.6%
Sunbeam-Oster, Inc.                                       7,200            272
General Nutrition Cos., Inc. (b)                          6,200            174
Hertz Corp. `A' (b)                                       4,600            166
Jones Apparel Group, Inc. (b)                             2,900            138
Amway Asia Pacific Limited                                2,900            127
Westpoint Stevens, Inc. (b)                               3,200            125
Samsonite Corp. (b)                                       2,500            110
Callaway Golf Co.                                         3,100            110
Borders Group, Inc. (b)                                   4,200            101
Revlon, Inc. `A' (b)                                      1,700             88
Valassis Communications, Inc. (b)                         3,300             79
                                                                  --------------
                                                                         1,490
Consumer Services 3.9%
Starbuck Corp. (b)                                        3,000            117
Gartner Group, Inc. `A' (b)                               2,600             93
Williams-Sonoma, Inc. (b)                                 2,100             90
                                                                  --------------
                                                                           300

Consumer Staples 1.1%
Dean Foods Co.                                            2,000             81

Energy 9.2%
Valero Energy Corp.                                       4,900            178
BJ Services Co. (b)                                       3,300            177
Sun Co., Inc.                                             4,700            146
Columbia Gas Systems, Inc.                                1,800            117
Anadarko Petroleum Corp.                                  1,300             78
                                                                  --------------
                                                                           696

Financial and Business Services 13.5%
T. Rowe Price Associates                                  3,800            196
Greenpoint Financial Corp.                                2,700            180
Dime Bancorp, Inc.                                        8,700            152
Everest Reinsurance Holdings, Inc.                        3,600            143
Union Planters Corp.                                      2,500            130
Southtrust Corp.                                          2,700            112
Marshall & Ilsley Corp.                                   2,700            110
                                                                  --------------
                                                                         1,023

Health Care 10.9%
McKesson Corp.                                            3,000            233
Beverly Enterprises, Inc. (b)                            10,700            174
Wellpoint Health Networks (b)                             3,700            170
Acuson Corp. (b)                                          7,200            166
BioChem Pharma, Inc. (b)                                  3,700             82
                                                                  --------------
                                                                           825

Materials & Processing 1.2%
Owens Illinois, Inc. (b)                                  3,000             93

Technology 31.9%
National Semiconductor Corp. (b)                          7,200            221
Maxim Integrated Products, Inc. (b)                       3,200            182
Autodesk, Inc.                                            4,600            176
DSC Communications Corp. (b)                              7,700            171
Jacor Communications, Inc. (b)                            3,700            142
Lattice Semiconductor Corp. (b)                           2,300            130
Compuware Corp. (b)                                       2,500            119
International Rectifier Corp. (b)                         6,300            117
Transaction Systems Archit `A' (b)                        3,400            117
Vishay Intertechnology, Inc. (b)                          3,990            115
Cypress Semiconductor Corp. (b)                           7,800            113
Kohls Corp. (b)                                           2,100            111
Symantec Corp. (b)                                        5,600            109
Xilinx, Inc. (b)                                          2,200            108
Advanced Fibre Communication (b)                          1,600             97
Qualcomm, Inc. (b)                                        1,800             91
Stratus Computer, Inc. (b)                                1,600             80
General Signal Corp.                                      1,800             78
Sawtek, Inc. (b)                                          2,200             74
Storage Technology Corp.(b)                               1,600             71
                                                                  --------------
                                                                         2,422

Utilities 0.6%
Quest Communications International (b)                    1,700   $         46
                                                                  --------------
Total Common Stocks                                                      7,434
(Cost $6,637)                                                     ==============

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.3%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreements 3.3%
State Street Bank
    4.250% due 07/01/97                             $      251             251
    (Dated 06/30/97.  Collateralized by U.S.
    Treasury Bond 8.500% due 02/15/20
    valued at $256,425. Repurchase proceeds
    are $251,030.)

                                                                  --------------
Total Short-Term Instruments                                               251
(Cost $251)                                                       ==============

Total Investments (a) 101.2%                                      $      7,685
(Cost $6,888)

Other Assets and Liabilities (1.2%)                                        (94)
                                                                  --------------

Net Assets 100.0%                                                 $      7,591
                                                                  ==============

Notes to Schedule of Investments ($ in thousands):

(a) At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value.                                                       $        867

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (80)
                                                                  --------------

Unrealized appreciation-net                                       $        787
                                                                  ==============

(b)  Non-income producing security.


                                  1997 Annual Report See accompanying notes / 43

Schedule of Investments

Equity Income Fund
June 30, 1997



                                                                         Value
                                                        Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.3%
--------------------------------------------------------------------------------
Capital Goods 3.9%
GATX Corp.                                              47,800    $      2,760
Northrop Grumman Corp.                                  30,600           2,687
                                                                  --------------
                                                                         5,447
Consumer Discretionary 22.4%
Maytag Corp.                                           197,500           5,160
SUPERVALU, Inc.                                        146,300           5,047
VF Corp.                                                33,300           2,835
Springs Indusries, Inc. 'A'                             53,500           2,822
Chrysler Corp.                                          83,860           2,752
Ford Motor Co.                                          72,600           2,741
Penny J.C., Inc.                                        52,000           2,714
Brunswick Corp.                                         85,400           2,669
American Greetings Corp. 'A'                            59,400           2,205
John H. Harland Co.                                     85,100           1,941
Xerox Corp.                                              7,800             615
                                                                  --------------
                                                                        31,501
Consumer Staples 5.7%
RJR Nabisco Holdings Corp.                             161,300           5,323
Anheuser Busch Cos., Inc.                               62,400           2,617
                                                                  --------------
                                                                         7,940
Energy 9.4%
Ultramar Diamond Shamrock                               87,300           2,848
Occidental Petroleum Corp.                             106,500           2,669
Amoco Corp.                                             30,400           2,643
Repsol SA SP - ADR                                      62,200           2,640
Atlantic Richfield Co.                                  34,000           2,397
                                                                  --------------
                                                                        13,197
Financial and Business Services 15.5%
Lincoln National Corp.                                  45,500           2,929
Meditrust Corp.                                         73,100           2,915
CIGNA Corp.                                             16,000           2,840
Bear Stearns Cos.                                       82,726           2,828
Mellon Bank Corp.                                       59,400           2,680
Bankers Trust New York Corp.                            30,000           2,610
Chase Manhattan Corp.                                   25,356           2,461
PNC Bank Corp.                                          58,600           2,439
                                                                  --------------
                                                                        21,702
Health Care 3.8%
Pharmacia & Upjohn, Inc.                                79,695           2,769
American Home Products Corp.                            33,600           2,570
                                                                  --------------
                                                                         5,339
Materials & Processing 9.7%
USX-U.S. Steel, Inc.                                    87,400           3,065
Phelps Dodge Corp.                                      31,900           2,717
Vulcan Materials Co.                                    34,200           2,685
Dow Chemical Co.                                        30,200           2,631
Illinois Central Corp.                                  69,700           2,435
                                                                  --------------
                                                                        13,533
Technology 5.7%
Harris Corp.                                            32,600           2,739
International Business Machines Corp.                   30,200           2,724
General Dynamics Corp.                                  34,800           2,610
                                                                  --------------
                                                                         8,073
Utilities 19.2%
Southern New England Telecommunications Corp.          130,900           5,089
Nynex Corp.                                             52,300           3,014
Washington Water Power Co.                             143,000           2,806
DTE Energy Co.                                         100,200           2,768
U.S. West Communications Group                          73,200           2,759
NICOR, Inc.                                             75,300           2,701
Peoples Energy Corp.                                    71,000           2,658
PG & E                                                 105,400           2,556
P.P. & L. Resources, Inc.                              127,200           2,536
                                                                  --------------
                                                                        26,887
                                                                  --------------
Total Common Stocks                                                    133,619
(Cost $109,629)                                                   ==============



                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.2%
--------------------------------------------------------------------------------
Repurchase Agreements 4.2%
State Street Bank
    4.250% due 07/01/97                             $    5,902    $      5,902
    (Dated 06/30/97.  Collateralized by U.S.
    Treasury Bond 8.500% due 02/15/20
    valued at $6,025,995. Repurchase proceeds
    are $5,902,697.)

                                                                  --------------
Total Short-Term Instruments                                             5,902
(Cost $5,902)                                                     ==============

Total Investments (a) 99.5%                                       $    139,521
(Cost $115,531)

Other Assets and Liabilities 0.5%                                          703
                                                                  --------------
Net Assets 100.0%                                                 $    140,224
                                                                  ==============
Notes to Schedule of Investments ($ in thousands):

(a)  At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value.                                                       $     24,945

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (987)
                                                                  --------------
Unrealized appreciation-net                                       $     23,958
                                                                  ==============



44 / PIMCO Funds See accompanying notes

Schedule of Investments

Value Fund
June 30, 1997



                                                                         Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.8%
--------------------------------------------------------------------------------
Capital Goods 4.2%
Northrop Grumman Corp.                                  40,000    $     3,513
Deere & Co.                                             56,000          3,073
GATX Corp.                                              17,000            982
                                                                  --------------
                                                                        7,568

Consumer Discretionary 21.8%
VF Corp.                                                65,000          5,533
American Greetings Corp. `A'                           115,000          4,269
Maytag Corp.                                           139,400          3,642
Goodyear Tire & Rubber Co.                              55,000          3,482
Chrysler Corp.                                         104,700          3,435
Brunswick Corp.                                        107,000          3,344
SUPERVALU, Inc.                                         95,900          3,308
Westvaco Corp.                                          81,600          2,565
Tupperware Corp.                                        70,000          2,555
Washington Post Co.                                      4,500          1,791
Dillards, Inc. `A'                                      50,000          1,731
Tandy Corp.                                             25,000          1,400
Xerox Corp.                                             14,900          1,175
Springs Indusries, Inc. `A'                             19,000          1,002
                                                                  --------------
                                                                       39,232

Consumer Staples 7.6%
Anheuser Busch Cos., Inc.                              105,000          4,403
RJR Nabisco Holdings Corp.                             106,300          3,508
Unilever NV                                             15,000          3,270
IBP, Inc.                                               55,000          1,279
Whitman Corp.                                           50,000          1,266
                                                                  --------------
                                                                       13,726

Energy 11.9%
Amoco Corp.                                             60,000          5,216
Ultramar Diamond Shamrock                              145,000          4,731
Repsol SA SP - ADR                                     110,000          4,668
Atlantic Richfield Co.                                  50,000          3,525
Union Texas Petroleum Holdings, Inc.                   160,000          3,350
                                                                  --------------
                                                                       21,490

Financial and Business Services 16.0%
CIGNA Corp.                                             30,000          5,325
Mellon Bank Corp.                                      114,000          5,144
Bear Stearns Cos.                                      128,782          4,403
Chase Manhattan Corp.                                   45,000          4,368
Countrywide Credit Industries, Inc.                    120,000          3,743
Loews Corp.                                             30,000          3,004
PNC Bank Corp.                                          23,000            957
Bankers Trust New York Corp.                             9,000            783
Meditrust Corp.                                         17,000            678
Lincoln National Corp.                                   4,400            283
                                                                  --------------
                                                                       28,688

Health Care 6.1%
American Home Products Corp.                            47,000          3,596
Beckman Instruments, Inc.                               69,900          3,373
Pharmacia & Upjohn, Inc.                                68,410          2,377
Foundation Health Systems `A' (b)                       52,000          1,576
                                                                  --------------
                                                                       10,922

Materials & Processing 5.7%
Phelps Dodge Corp.                                      50,500          4,302
USG Corp. (b)                                           80,400          2,935
Union Carbide Corp.                                     23,600          1,111
Vulcan Materials Co.                                    13,800          1,083
Wellman, Inc.                                           48,000            834
                                                                  --------------
                                                                       10,265

Technology 8.9%
Tektronix, Inc.                                         60,000          3,600
Harris Corp.                                            37,800          3,175
Intel Corp.                                             20,300          2,879
Seagate Technology, Inc. (b)                            80,000          2,815
Adobe Systems, Inc.                                     50,900          1,785
Wheelabrator Technologies, Inc.                        115,000          1,775
                                                                  --------------
                                                                       16,029

Transportation 1.8%
UAL Corp. (b)                                           45,000          3,220

Utilities 10.8%
NICOR, Inc.                                            135,000          4,843
Nynex Corp.                                             65,000          3,746
Southern New England Telecommunications Corp.           85,900          3,339
PG & E                                                 135,000          3,274
DTE Energy Co.                                          87,400          2,414
U.S. West Communications Group                          24,000            905
Peoples Energy Corp.                                    22,000            824
                                                                  --------------
                                                                       19,345
                                                                  --------------
Total Common Stocks                                                   170,485
(Cost $147,732)                                                   ==============

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.5%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreements 4.5%
State Street Bank
    4.250% due 07/01/97                             $    8,016           8,016
    (Dated 06/30/97.  Collateralized by U.S.
    Treasury Bond 8.500% due 02/15/20
    valued at $8,181,189. Repurchase proceeds
    are $8,016,933.)

                                                                  --------------
Total Short-Term Instruments                                             8,016
(Cost $8,016)                                                     ==============

Total Investments (a) 99.3%                                       $    178,501
(Cost $155,748)

Other Assets and Liabilities 0.7%                                        1,303
                                                                  --------------

Net Assets  100.0%                                                $    179,804
                                                                  ==============

Notes to Schedule of Investments ($ in thousands):

(a) At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value.                                                       $     25,211

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (2,561)
                                                                  --------------

Unrealized appreciation-net                                       $     22,650
                                                                  ==============

(b)  Non-income producing security.


                                  1997 Annual Report See accompanying notes / 45

Schedule of Investments

Small Cap Value Fund
June 30, 1997



                                                                         Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 89.9%
--------------------------------------------------------------------------------

Capital Goods 7.5%
Barnes Group, Inc.                                      25,900    $       767
Tecumseh Products Co. 'A'                               12,400            743
C&D Technologies, Inc.                                  19,300            724
Zurn Industries, Inc.                                   24,700            710
Mosinee Paper Corp.                                     28,550            699
Oshkosh Truck Corp. 'B'                                 48,500            691
Allied Products Corp.                                   20,600            682
Del Webb Corp.                                          41,900            681
Gleason Corp.                                            3,800            177
                                                                  --------------
                                                                        5,874

Consumer Discretionary 18.5%
Westinghouse Air Brake Co.                              41,200            824
Bindley Western Industries, Inc.                        34,500            791
Sturm Ruger & Co., Inc.                                 39,400            773
Guilford Mills, Inc.                                    37,050            771
Bowne & Co., Inc.                                       21,800            760
Brown Group, Inc.                                       40,000            748
Nash Finch Co.                                          33,300            737
DIMON, Inc.                                             27,700            734
Borg-Warner Automotive, Inc.                            13,400            725
Harman International Industries, Inc.                   16,900            712
Ennis Business Forms                                    73,800            710
Fleetwood Enterprises, Inc.                             23,800            709
Stanhome, Inc.                                          21,100            694
Rival Co.                                               47,000            693
Toro Co.                                                18,200            689
Bergen Brunswig Corp. 'A'                               24,518            683
Garan, Inc.                                             33,500            674
Fedders USA, Inc.                                      117,400            668
Winnebago Industries                                    83,900            603
ShopKo Stores, Inc.                                     16,500            421
La-Z-Boy Inc.                                           11,400            410
                                                                  --------------
                                                                       14,529

Consumer Services 0.9%
Lubys Cafeterias, Inc.                                  35,500            708

Consumer Staples 0.9%
Marsh Supermarkets, Inc. 'B'                            50,500            707

Energy 5.4%
Vintage Petroleum, Inc.                                 23,700            729
Offshore Logistics, Inc. (b)                            37,800            713
Mitchell Energy & Development Corp. 'B'                 32,300            703
Aquila Gas Pipeline Corp.                               50,100            698
World Fuel Services Corp.                               31,900            698
Monterey Resources, Inc.                                45,900            683
                                                                  --------------
                                                                        4,224

Financial and Business Services 17.2%
Chittenden Corp.                                        22,300            764
Merrill Corp.                                           20,300            738
AmVestors Financial Corp.                               38,800            728
Centris Group, Inc.                                     34,300            725
Quick & Reilly Group, Inc.                              31,150            724
McGrath Rentcorp                                        35,300            724
Sovereign Bancorp, Inc.                                 47,420            723
First Financial Corp.                                   24,600            723
Morgan Keegan, Inc.                                     35,850            713
Raymond James Financial Corp.                           25,850            708
FirstBank Puerto Rico                                   27,300            706
Orion Capital Corp.                                      9,500            701
American Health Properties, Inc.                        27,800            698
Commercial Federal Corp.                                18,800            698
Eaton Vance Corp.                                       25,000            695
United Dominion Realty Trust                            48,915            694
Excel Realty Trust, Inc.                                26,100            688
Capstead Mortgage Corp.                                 27,350            675
PXRE Corp.                                              20,700            637
BankAtlantic Bancorp, Inc. 'A'                           5,900             83
                                                                  --------------
                                                                       13,545

Health Care 2.9%
ICN Pharmaceuticals, Inc.                               29,924            858
Integrated Health Services, Inc.                        18,400            708
Chemed Corp.                                            18,900            708
                                                                  --------------
                                                                        2,274

Materials & Processing 19.9%
Caraustar Industries, Inc.                              22,300            772
Kaman Corp.                                             48,600            747
Commercial Metals Co.                                   22,900            739
APL Limited                                             23,500            734
Continental Homes Holding Corp.                         41,100            724
Mississippi Chemical Corp.                              34,809            722
Glimcher Realty Trust                                   35,000            722
Cleveland-Cliffs, Inc.                                  17,600            717
GenCorp, Inc.                                           31,000            717
Wellman, Inc.                                           41,200            716
Nacco Industries, Inc. 'A'                              12,600            711
Southdown, Inc.                                         16,300            711
Standard Motor Products, Inc.                           51,600            710
Ethyl Corp.                                             76,700            709
Texas Industries, Inc.                                  26,600            707
Quanex Corp.                                            23,000            706
Butler Manufacturing Co.                                21,200            702
Castle (A.M.) & Co.                                     31,725            700
Zeigler Coal Holding Co.                                29,900            699
Universal Forest Products, Inc.                         47,600            696
Varlen Corp.                                            25,750            692
Universal Corp.                                         21,000            667
                                                                  --------------
                                                                       15,720

Technology 5.7%
Wyle Electronics                                        19,400            766
Dallas Semiconductor Corp.                              18,800            738
MTS Systems Corp.                                       23,900            729
Thiokol Corp.                                           10,300            721
Pioneer Standard Electronics, Inc.                      51,700            698
Computer Data Systems, Inc.                             23,300            682
Innovex, Inc.                                            5,700            166
                                                                  --------------
                                                                        4,500

Transportation 2.8%
Roadway Express, Inc.                                   33,600            786
ASA Holdings, Inc.                                      25,500            730
Sea Containers Limited 'A'                              32,100            726
                                                                  --------------
                                                                        2,242

Utilities 8.2%
Aliant Communications, Inc.                             39,500            770
Southern California Water Co.                           30,500            747
United Illuminating Co.                                 23,900            738
Commonwealth Energy System                              30,200            723
Eastern Enterprises                                     20,700            718
Central Hudson Gas & Electric                           20,800            716
Energen Corp.                                           20,900            704
Rochester Gas & Electric Corp.                          33,000            695
Eastern Utilities Association                           37,200            679
                                                                  --------------
                                                                        6,490
                                                                  --------------
Total Common Stocks                                                    70,813
(Cost $60,201)                                                    ==============

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 10.0%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreements 10.0%
State Street Bank
    4.250% due 07/01/97                             $    7,913           7,913
    (Dated 06/30/97.  Collateralized by U.S.
    Treasury Bond 8.500% due 02/15/20
    valued at $8,071,293. Repurchase proceeds
    are $7,913,934.)

                                                                  --------------
Total Short-Term Instruments                                             7,913
(Cost $7,913)                                                     ==============

Total Investments (a) 99.9%                                       $     78,726
(Cost $68,114)

Other Assets and Liabilities 0.1%                                          106
                                                                  --------------

Net Assets 100.0%                                                 $     78,832
                                                                  ==============



46 / PIMCO Funds See accompanying notes

Notes to Schedule of Investments ($ in thousands):

(a) At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value.                                                       $     11,340

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                          (871)
                                                                  --------------

Unrealized appreciation-net                                       $     10,469
                                                                  ==============

(b) Non-income producing security.


                                  1997 Annual Report See accompanying notes / 47

Schedule of Investments

Enhanced Equity Fund
June 30, 1997



                                                                         Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.9%
--------------------------------------------------------------------------------

Capital Goods 7.9%
General Electric Co.                                     22,300   $      1,458
Caterpillar, Inc.                                         5,700            612
Deere & Co.                                               6,300            346
Johnson Controls, Inc.                                    7,800            320
Northrop Grumman Corp.                                    2,000            176
Newell Co.                                                4,300            170
AlliedSignal, Inc.                                        1,800            151
Paccar, Inc.                                              2,100             98
Raychem Corp.                                             1,100             82
Avery Dennison Corp.                                      1,100             44
Kaufman & Broad Home Corp.                                2,500             44
Harnischfeger Industries, Inc.                              700             29
                                                                  --------------
                                                                         3,530

Consumer Discretionary 18.2%
Procter & Gamble Co.                                      5,800            819
Pitney Bowes, Inc.                                        8,300            577
Gannett, Inc.                                             5,800            573
Wal-Mart Stores, Inc.                                    16,000            541
Corning, Inc.                                             8,800            490
Dayton-Hudson Corp.                                       8,800            468
Eastman Kodak Co.                                         6,000            461
Nike, Inc. `B'                                            7,700            449
General Motors Corp.                                      7,100            395
Kroger Co. (b)                                           13,200            383
Ford Motor Co.                                            7,600            287
Chrysler Corp.                                            7,400            243
New York Times Co.                                        4,900            242
Federated Department Stores, Inc. (b)                     5,800            201
Crown Cork & Seal Co., Inc.                               3,500            187
TJX Corp., Inc.                                           6,400            169
Disney (Walt) Co.                                         2,100            169
Masco Corp.                                               4,000            167
Sears, Roebuck & Co.                                      3,000            161
Hasbro, Inc.                                              4,950            140
Liz Claiborne, Inc.                                       2,900            135
Ralston-Ralston Purina Group                              1,601            132
Time Warner, Inc.                                         2,600            125
Fruit Of The Loom, Inc. (b)                               3,800            118
Armstrong World Industries                                1,600            117
Moore Limited                                             4,300             85
Brunswick Corp.                                           2,500             78
Lowe's Cos., Inc.                                         1,900             71
Costco Cos. (b)                                           1,800             59
Ecolab, Inc.                                                700             33
Fleming Cos., Inc.                                        1,493             27
Jostens, Inc.                                               700             19
John H. Harland Co.                                         400              9
Mattel, Inc.                                                175              6
                                                                  --------------
                                                                         8,136

Consumer Services 1.4%
HFS, Inc. (b)                                             4,900            284
Hilton Hotels Corp.                                      10,100            268
Woolworth Corp.                                           2,800             67
                                                                  --------------
                                                                           619

Consumer Staples 5.8%
Coca-Cola Co.                                            16,000          1,080
Philip Morris Co., Inc.                                  13,300            590
Sara Lee Corp.                                            7,800            325
Pepsico, Inc.                                             5,300            199
Kimberly Clark Corp.                                      3,000            149
Unilever NV                                                 600            131
Clorox Co.                                                  600             79
ConAgra, Inc.                                             1,000             64
                                                                  --------------
                                                                         2,617

Energy 8.7%
Exxon Corp.                                              16,400          1,009
Chevron Corp.                                             7,200            532
Halliburton Co.                                           5,100            404
Texaco, Inc.                                              3,168            345
Royal Dutch Petroleum Co.                                 6,000            326
Rowan Cos., Inc.(b)                                       6,500            183
Phillips Petroleum Co.                                    3,300            144
Baker Hughes, Inc.                                        3,700            143
Oryx Energy Co. (b)                                       6,700            142
Burlington Resources, Inc.                                2,300            101
Columbia Gas Systems, Inc.                                1,500             98
Noram Energy Corp.                                        6,400             98
Pennzoil Co.                                              1,200             92
Union Pacific Resources Group                             2,800             70
Kerr McGee Corp.                                          1,000             63
USX Marathon Group                                        2,100             61
Sun Co., Inc.                                             1,500             47
Helmerich & Payne                                           700             40
Unocal Corp.                                                 29              1
                                                                  --------------
                                                                         3,899

Financial and Business Services 15.8%
Chase Manhattan Corp.                                     7,579            736
NationsBank Corp.                                        10,232            660
Allstate Corp.                                            8,100            591
American International Group, Inc.                        3,800            568
BankAmerica Corp.                                         8,700            562
First Union Corp.                                         5,615            519
Morgan Stanley Dean Witter Discovery                     10,230            440
CIGNA Corp.                                               2,400            426
MBNA Corp.                                               10,000            366
Hartford Financial Services Group, Inc.                   3,900            323
Citicorp                                                  1,983            239
Loews Corp.                                               2,300            230
First Chicago NBD Corp.                                   3,150            190
Travelers Group, Inc.                                     3,000            189
Household International, Inc.                             1,600            188
Torchmark Corp.                                           2,600            185
Aegon NV                                                  1,825            128
Morgan, J.P. and Co., Inc.                                1,200            125
Providian Financial (b)                                   3,500            112
Aetna, Inc.                                                 900             92
MBIA, Inc.                                                  800             90
Green Tree Financial Corp.                                2,100             75
Bankers Trust New York Corp.                                600             52
                                                                  --------------
                                                                         7,086

Health Care 13.2%
Merck & Co., Inc.                                        10,000          1,035
American Home Products Corp.                             12,000            918
Schering-Plough Corp.                                    12,600            603
Bristol-Myers Squibb Co.                                  7,300            591
Abbott Laboratories                                       8,300            554
Tenet Healthcare Corp.                                   14,000            414
Columbia HCA Healthcare Corp.                             9,300            366
Becton, Dickinson & Co.                                   6,300            319
Warner Lambert Co.                                        2,100            261
Johnson & Johnson                                         3,600            232
Biomet, Inc.                                              9,300            173
Pfizer, Inc.                                              1,200            143
Pharmacia & Upjohn, Inc.                                  4,100            142
CVS Corp.                                                 1,800             92
U.S. Surgical Corp.                                       1,100             41
Amgen, Inc. (b)                                             500             29
                                                                  --------------
                                                                         5,913

Materials & Processing 4.4%
E.I. Du Pont de Nemours Co.                              10,300            648
Dow Chemical Co.                                          4,000            349
James River Corp. of Virginia                             5,500            204
Monsanto Co.                                              4,300            185
Union Carbide Corp.                                       3,400            160
Rohm & Haas Co.                                           1,700            153
Aluminum Co. Of America                                   1,400            106
BFGoodrich Co.                                            1,500             65
Pioneer Hi-Bred International, Inc.                         800             64
Alcan Aluminium Limited                                     600             21
Bethlehem Steel Corp. (b)                                 1,200             13
                                                                  --------------
                                                                         1,968

Technology 15.3%
Intel Corp.                                               8,300          1,177
Microsoft Corp. (b)                                       9,100          1,150
Compaq Computer Corp. (b)                                 8,500            844
Sun Microsystems, Inc. (b)                               14,700            547
Hewlett Packard Co.                                       7,100            398
Seagate Technology, Inc. (b)                             11,000            387



48 / PIMCO Funds See accompanying notes



                                                                         Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------
International Business Machines Corp.                     4,100   $        370
Motorola, Inc.                                            4,700            357
Lucent Technologies, Inc.                                 4,700            339
EMC Corp. (b)                                             8,300            324
Tektronix, Inc.                                           4,100            246
Tyco Labs                                                 3,400            237
Tandem Computers, Inc. (b)                                7,500            152
Computer Associates International, Inc.                   2,475            138
Harris Corp.                                              1,500            126
General Dynamics Corp.                                      700             52
Data General Corp. (b)                                    1,300             34
                                                                  --------------
                                                                         6,878

Transportation 1.5%
Delta Air Lines                                           2,700            221
AMR Corp. (b)                                             1,900            176
Laidlaw, Inc. `B'                                         6,700             93
Timken Co.                                                2,500             89
U.S. Airways Group, Inc. (b)                              2,500             88
                                                                  --------------
                                                                           667

Utilities 7.7%
BellSouth Corp.                                          16,370            759
Nynex Corp.                                              11,406            657
Bell Atlantic Corp.                                       8,000            607
Ameritech Corp.                                           6,800            462
U.S. West Communications Group                            5,200            196
Houston Industry, Inc.                                    6,500            139
P.P. & L. Resources, Inc.                                 6,200            124
GPU, Inc.                                                 3,300            118
Coastal Corp.                                             1,500             80
Public Service Enterprise Group, Inc.                     3,000             75
AT&T Corp.                                                1,700             60
Pacific Enterprises                                       1,700             57
Entergy Corp.                                             1,800             49
Peoples Energy Corp.                                        900             34
NICOR, Inc.                                                 700             25
                                                                  --------------
                                                                         3,442
                                                                  --------------
Total Common Stocks                                                     44,755
(Cost $35,982)                                                    ==============


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.1%
--------------------------------------------------------------------------------


                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreements 0.1%
State Street Bank
    4.250% due 07/01/97                             $       61              61
    (Dated 06/30/97.  Collateralized by U.S.
    Treasury Bond 13.750% due 08/15/04
    valued at $65,779. Repurchase proceeds
    are $61,007.)

                                                                  --------------
Total Short-Term Instruments                                                61
(Cost $61)                                                        ==============

Total Investments (a) 100.0%                                      $     44,816
(Cost $36,043)

Other Assets and Liabilities 0.0%                                           22
                                                                  --------------

Net Assets 100.0%                                                 $     44,838
                                                                  ==============

Notes to Schedule of Investments ($ in thousands):

(a) At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value.                                                       $      9,017

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (283)
                                                                  --------------

Unrealized appreciation-net                                       $      8,734
                                                                  ==============

(b)  Non-income producing security.



                                  1997 Annual Report See accompanying notes / 49

Schedule of Investments

Balanced Fund
June 30, 1997



                                                                         Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 59.3%
--------------------------------------------------------------------------------
Capital Goods 5.4%
Deere & Co.                                             11,300    $       620
Northrop Grumman Corp.                                   4,800            422
Textron, Inc.                                            5,000            332
Perkin Elmer Corp.                                       4,100            326
Sundstrand Corp.                                         5,800            324
United Technologies Corp.                                3,800            315
AlliedSignal, Inc.                                       3,700            311
Johnson Controls, Inc.                                   6,800            279
Ingersoll Rand Co.                                       4,400            272
Illinois Tool Works, Inc.                                4,700            235
                                                                  --------------
                                                                        3,436
Consumer Discretionary 12.5%
VF Corp.                                                 7,200            613
Brunswick Corp.                                         18,200            569
American Greetings Corp. 'A'                            12,600            468
Xerox Corp.                                              5,800            457
Goodyear Tire & Rubber Co.                               7,000            443
Westvaco Corp.                                          13,000            409
Tupperware Corp.                                        10,900            398
Maytag Corp.                                            14,700            384
Chrysler Corp.                                          11,500            377
TJX Corp., Inc.                                         12,600            332
Dayton Hudson Corp.                                      6,100            324
Omnicom Group                                            4,900            302
Kroger Co. (b)                                          10,000            290
Estee Lauder Cos. 'A'                                    5,500            276
Costco Cos.                                              8,400            276
Jones Apparel Group, Inc. (b)                            5,400            258
Armstrong World Industries                               3,500            257
Gannett, Inc.                                            2,600            257
New York Times Co.                                       5,100            252
Dillards, Inc. 'A'                                       6,800            235
Tandy Corp.                                              4,000            224
Federated Department Stores, Inc. (b)                    6,300            219
Sunbeam-Oster, Inc.                                      5,400            204
Washington Post Co.                                        500            199
                                                                  --------------
                                                                        8,023
Consumer Services 0.9%
Carnival Corp. 'A'                                       7,000            289
Marriott International, Inc.                             4,600            282
                                                                  --------------
                                                                          571
Consumer Staples 4.6%
Anheuser Busch Cos., Inc.                               11,900            499
SUPERVALU, Inc.                                         12,400            428
Unilever NV                                              1,900            414
RJR Nabisco Holdings Corp.                              11,700            386
Campbell Soup Co.                                        5,500            275
Safeway, Inc. (b)                                        5,900            272
Hershey Foods Corp.                                      4,800            266
Whitman Corp.                                            8,500            215
IBP, Inc.                                                8,000            186
                                                                  --------------
                                                                        2,941
Energy 6.2%
Ultramar Diamond Shamrock                               16,100            525
Amoco Corp.                                              6,000            522
Repsol SA SP - ADR                                      11,800            501
Atlantic Richfield Co.                                   5,000            353
Noble Drilling Corp. (b)                                13,500            305
Halliburton Co.                                          3,400            269
Transocean Offshore, Inc.                                3,700            269
Global Marine, Inc. (b)                                 11,400            265
Rowan Cos., Inc. (b)                                     9,300            262
Union Texas Petroleum Holdings, Inc.                    12,200            256
Schlumberger Limited                                     1,900            238
ENSCO International, Inc. (b)                            3,800            200
                                                                  --------------
                                                                        3,965
Financial and Business Services 10.9%
Chase Manhattan Corp.                                    7,600            738
Bear Stearns Cos.                                       18,365            628
Mellon Bank Corp.                                       13,000            587
CIGNA Corp.                                              3,300            586
Loews Corp.                                              3,900            390
Travelers Group, Inc.                                    6,133            387
Countrywide Credit Industries, Inc.                     11,500            359
American Express Co.                                     3,200            238
Norwest Corp.                                            4,200            236
Southtrust Corp.                                         5,700            236
Federal Home Loan Mortgage Corp.                         6,600            227
Federal National Mortgage Assoc.                         5,200            227
Times Mirror Co. 'A'                                     4,100            227
Hartford Financial Services Group, Inc.                  2,700            223
First Union Corp.                                        2,400            222
National City Corp.                                      4,100            215
Green Tree Financial Corp.                               6,000            214
Lincoln National Corp.                                   3,300            212
PNC Bank Corp.                                           5,000            208
BankBoston Corp.                                         2,700            195
Associates First Capital Corp. 'A'                       3,500            194
BankAmerica Corp.                                        1,700            110
Citicorp                                                   800             97
                                                                  --------------
                                                                        6,956
Health Care  4.4%
American Home Products Corp.                             8,200            627
Pharmacia & Upjohn, Inc.                                11,400            396
Schering-Plough Corp.                                    6,500            311
Tenet Healthcare Corp. (b)                               9,175            271
Eli Lilly & Co.                                          2,200            240
Beckman Instruments, Inc.                                4,900            236
U.S. Surgical Corp.                                      6,300            235
Foundation Health Systems 'A' (b)                        7,540            229
Cognizant Corp.                                          5,600            227
                                                                  --------------
                                                                        2,772
Materials & Processing 2.5%
Phelps Dodge Corp.                                       4,900            417
USG Corp. (b)                                            8,900            325
Rohm & Haas Co.                                          2,900            261
Dresser Industries, Inc.                                 6,200            231
Union Carbide Corp.                                      4,200            198
Wellman, Inc.                                           11,200            195
                                                                  --------------
                                                                        1,627
Technology 6.6%
Intel Corp.                                              3,900            553
Tektronix, Inc.                                          6,600            396
Harris Corp.                                             4,500            378
Tyco Labs                                                4,900            341
Seagate Technology, Inc.                                 8,800            310
Sun Microsystems, Inc.                                   7,300            272
BMC Software, Inc.                                       4,400            244
Adaptec, Inc.                                            6,800            236
Dell Computer Corp.                                      2,000            235
Cisco Systems, Inc.                                      3,400            228
Computer Associates International, Inc.                  4,000            223
Wheelabrator Technologies, Inc.                         14,000            216
Compaq Computer Corp. (b)                                2,100            208
National Semiconductor Corp. (b)                         6,200            190
Adobe Systems, Inc.                                      5,100            179
                                                                  --------------
                                                                        4,209
Transportation 0.9%
UAL Corp. (b)                                            5,000            358
Continental Airlines, Inc. 'B' (b)                       6,300            220
                                                                  --------------
                                                                          578
Utilities 4.4%
NICOR, Inc.                                             16,100            578
Nynex Corp.                                              7,200            415
DTE Energy Co.                                          14,300            395
Southern New England Telecommunications Corp.            9,600            373
Pacific Gas & Electric                                  14,600            354
Ameritech Corp.                                          3,800            258
American Electric Power, Inc.                            5,400            227
GPU, Inc.                                                6,300            226
                                                                  --------------
                                                                        2,826
                                                                  --------------
Total Common Stocks                                                    37,904
(Cost $30,805)                                                    ==============



50 / PIMCO Funds See accompanying notes



                                                      Principal
                                                         Amount          Value
                                                         (000s)         (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 7.5%
--------------------------------------------------------------------------------

Industrials 2.4%
AMR Corp.
     10.000% due 02/01/01                           $      400    $       440
      9.430% due 05/10/01                                1,000          1,081
                                                                  --------------
                                                                        1,521
Utilities 5.1%
Cleveland Electric Illuminating Co.
      9.375% due 03/01/17                                1,000          1,041
Long Island Lighting Co.
      9.000% due 11/01/22                                2,000          2,201
                                                                  --------------
                                                                        3,242
                                                                  --------------
Total Corporate Bonds and Notes                                         4,763
(Cost $4,443)                                                     ==============


--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 38.2%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 5.0%
Capstead Mortgage Corp.
      8.900% due 12/25/21                                  257            266
Federal Home Loan Mortgage Corp.
     10.150% due 04/15/06                                   49             49
Federal National Mortgage Assoc.
      9.500% due 06/25/18                                  543            577
Independent National Mortgage Corp.
      7.954% due 11/25/24 (d)                              910            935
      8.121% due 11/25/24 (d)                              773            793
PNC Mortgage Securities Corp.
      7.500% due 06/25/10                                  559            557
                                                                  --------------
                                                                        3,177
Federal Home Loan Mortgage Corporation 4.1%
      6.500% due 08/13/27                                2,000          1,913
      8.500% due 03/01/23                                  691            729
                                                                  --------------
                                                                        2,642
Federal Housing Administration 0.9%
      6.930% due 07/01/14                                  587            564

Federal National Mortgage Association 9.1%
      8.035% due 12/01/23 (d)                              469            491
      8.500% due 07/01/02-01/01/08 (e)                   1,033          1,068
      8.500% due 03/01/25-07/01/25 (e)                   4,118          4,283
                                                                  --------------
                                                                        5,842
Government National Mortgage Association 17.6%
      6.500% due 03/15/26-01/15/27 (e)                   5,461          5,226
      7.120% due 08/20/24 (d)                              780            800
      7.125% due 04/20/23 (d)                            1,730          1,780
      7.500% due 05/15/17                                   18             18
      8.000% due 09/15/06                                   75             78
      8.000% due 07/21/27                                  500            512
      8.500% due 07/21/27                                2,000          2,078
      9.500% due 09/15/09-10/15/09 (e)                     157            170
     10.750% due 09/15/00-10/15/00 (e)                     136            143
     14.000% due 08/15/12                                   31             36
     16.000% due 10/15/11-04/15/12 (e)                     335            391
                                                                  --------------
                                                                       11,232
Other Mortgage-Backed Securities 1.5%
Home Savings of America
      5.758% due 05/25/27 (d)                            1,020            983
                                                                  --------------
Total Mortgage-Backed Securities                                       24,440
(Cost $24,330)


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.8%
--------------------------------------------------------------------------------

Discount Notes 5.3%
General Electric Capital Corp.
      5.550% due 08/15/97                                  100             99
General Motors Acceptance Corp.
      5.570% due 08/27/97                                  400            397
Motorola, Inc.
      5.500% due 07/16/97                                1,000            998
National Rural Utilities Cooperative
      5.580% due 07/21/97                                  100            100
      5.530% due 07/22/97                                  200            199
      5.550% due 09/03/97                                  600            594
New Center Asset Trust
      5.550% due 08/15/97                                  300            298
      5.550% due 08/20/97                                  600            595
      5.560% due 09/10/97                                  100             99
                                                                  --------------
                                                                        3,379

Repurchase Agreements 2.4%
State Street Bank
    4.250% due 07/01/97                                  1,566          1,566
    (Dated 06/30/97.  Collateralized by U.S.
    Treasury Bond 8.500% due 02/15/20
    valued at $1,605,711. Repurchase proceeds
    are $1,566,185.)

U.S. Treasury Bills 0.1%
5.038% due 07/03/97-10/02/97 (c)(e)                         70             69
                                                                  --------------
Total Short-Term Instruments                                            5,014
(Cost $5,014)                                                     ==============

Total Investments (a) 112.8%                                      $     72,121
(Cost $64,592)
Other Assets and Liabilities (12.8%)                                    (8,192)
                                                                  --------------
Net Assets 100.0%                                                 $     63,929
                                                                  ==============


Notes to Schedule of Investments ($ in thousands):

(a) At June 30, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value.                                                       $      7,785

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (335)
                                                                  --------------

Unrealized appreciation-net                                       $      7,450
                                                                  ==============


(b)  Non-income producing security.

(c) Securities with an aggregate market value of $39 have been segregated with the custodian to cover margin requirements for the following open futures contract at June 30, 1997:


                                                                   Unrealized
Type                                             Contracts        Appreciation
-------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (09/97)                      29        $         17

(d) Variable rate security. The rate listed is as of June 30, 1997.

(e) Securities are grouped by coupon and represent a range of maturities.




                                  1997 Annual Report See accompanying notes / 51

Notes to Financial Statements

June 30, 1997


               1. Organization

               PIMCO Funds: Multi-Manager Series (the "Trust"), formerly known as PIMCO Funds: Equity Advisors Series, was established as a Massachusetts business trust on August 24, 1990. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of twenty two separate investment funds (the "Funds"): the Equity Income Fund; the Renaissance Fund; the Small Cap Value Fund; the Value Fund; the Capital Appreciation Fund; the Mid Cap Growth Fund; the Micro Cap Growth Fund; the Small Cap Growth Fund; the Core Equity Fund; the Mid Cap Equity Fund; the Innovation Fund; the Enhanced Equity Fund; the Emerging Markets Fund; the International Fund; the International Developed Fund; the Target Fund; the Tax Exempt Fund; the Growth Fund; the Opportunity Fund; the Precious Metals Fund; the Structured Emerging Markets Fund; and the Balanced Fund. The Structured Emerging Markets Fund had not commenced operations as of June 30, 1997. As used in the financial statements, "Institutional Classes" refers to the Institutional and Administrative Classes and "Retail Classes" refers to the A, B, and C Classes of the Trust.

               2. Significant Accounting Policies

               The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

               Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Foreign currency amounts are converted to U.S. dollars using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

               Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

                   During the year ended June 30, 1997, the Capital
               Appreciation, Mid Cap Growth and Enhanced Equity Funds incurred one redemption in kind each, resulting in net realized gains of $2,666,079, $4,329,586 and $1,574,899, respectively. A redemption in kind occurs when a Fund pays a shareholder with portfolio securities in lieu of cash.




52 / PIMCO Funds

               Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Value and Balanced Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year. Foreign exchange gains or losses on investments and the income generated from such investments, arising from fluctuations of exchange rates of the non-dollar denominated investments relative to the U.S. dollar, are reported to shareholders as income in accordance with the provisions of the Internal Revenue Code.

                   Income dividends and capital gain distributions are
               determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax requirements characterizations of dividend distributions.

               Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

               Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

               Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows:
               Emerging Markets Fund - $153,802; International Developed Fund - $235,194; Capital Appreciation Fund - $26,287; Mid Cap Growth Fund - $4,463; Core Equity Fund - $163; Mid Cap Equity Fund - $229; Equity Income Fund - $13,433; Value Fund - $18,234; Small Cap Value Fund - $885; Enhanced Equity Fund - $5,304; and Balanced Fund - $3,328.

               Equalization. Prior to July 1, 1996, all of the Funds followed the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, was credited or charged to undistributed income. As a result, undistributed investment income per share was unaffected by sales or redemptions of Fund shares. As of July 1, 1996, the Funds discontinued using equalization. This change has no effect on the Funds' net assets, net asset values per share, or their net increases (decreases) in net assets resulting from operations.

               Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the stock and bond markets or change in interest rates and currency values, or for gaining exposure to markets. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.




                                                         1997 Annual Report / 53

               Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The following foreign forward currency contracts were outstanding at June 30, 1997 (amounts in thousands):

                                                                 Principal
                                                                    Amount                             Unrealized
                                                                Covered by         Expiration        Appreciation
Fund                           Type                               Contract              Month      (Depreciation)
------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund          Sell          Brazillian Real           989               7/97        $          0
                                             Cruzeiro
                               Sell          Israeli Shekel            261               7/97                   0
                               Sell          Peruvian Inti           1,038               7/97                   1
                               Sell          Philippines Peso        9,190               7/97                   0
                                                                                                    --------------
                                                                                                     $          1
International Developed Fund   Buy           Japanese Yen          220,000               7/97                 (16)


                   For assets and liabilities other than investments in
               securities, net realized and unrealized gains and losses from foreign currency transactions arise from changes in currency exchange rates.

               Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

               3. Fees, Expenses, and Related Party Transactions

               Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.57% for the Core Equity Fund; 0.60% for the International Developed and Small Cap Value Funds; 0.63% for the Mid Cap Equity Fund; 0.85% for the Emerging Markets Fund; 1.00% for the Small Cap Growth Fund; 1.25% for the Micro Cap Growth Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. Other than the sub-advisor of the Precious Metals Fund, all of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisers in accordance with the portfolio management agreements.

               Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.50% for the Emerging Markets and International Developed Funds and 0.25% for all other Funds. The Administration Fee for the Retail Classes is charged at the annual rate of 0.65% for the Emerging Markets and International Developed Funds and 0.40% for all other Funds.




54 / PIMCO Funds

                   Distribution and Servicing Fees. PIMCO Funds Distribution
               Company ("PFDCO"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.
                   The Trust is permitted to reimburse, out of the
               Administrative Class assets of each Fund in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial in termediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFDCO was 0.25% during the current fiscal year.
                   Pursuant to the Distribution and Servicing Plans adopted by the Retail Classes of the Trust, the Trust compensates PFDCO for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail Classes. The Trust paid PFDCO distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):


                         Distribution Fee (%)       Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                   -                    0.25

Class B
All Funds                                0.75                    0.25

Class C
All Funds                                0.75                    0.25


                   PFDCO also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the year ended June 30, 1997, the Funds were informed that PFDCO received $235,599 representing commissions (sales charges) and contingent deferred sales charges related to the Retail Classes.

               Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
               (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. During the reporting period ended June 30,1997, differences occurred primarily due to reoganization expenses incurred as a result of the reorganization of the former PIMCO
               Funds: Equity Advisors Series and PIMCO Advisors Funds and the related adoption of a new fee structure, compensation of the Trustees and overdraft expenses. The reorganization expenses are non-recurring.
                   Each unaffiliated Trustee receives an annual retainer of
               $45,000, plus $2,000 for each Board of Trustees meeting attended, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $2,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.


                                                         1997 Annual Report / 55

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1997 were as follows ($ in thousands):

                                                   U.S. Government/Agency                             All Other
                                           ------------------------------------------------------------------------------
                                               Purchases                Sales              Purchases                Sales
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                                                  $      45,590        $      74,451
International Developed Fund                                                                  81,697               63,192
Capital Appreciation Fund                                                                    468,212              334,686
Mid Cap Growth Fund                                                                          255,660              213,102
Micro Cap Growth Fund                                                                        133,141               85,488
Small Cap Growth Fund                                                                         40,379               46,051
Core Equity Fund                                                                              54,100               70,513
Mid Cap Equity Fund                                                                           14,636               16,097
Equity Income Fund                                                                            53,991               68,130
Value Fund                                                                                    92,324               71,400
Small Cap Value Fund                                                                          45,651               18,674
Enhanced Equity Fund                                                                          56,990              111,690
Balanced Fund                              $      77,683        $      77,504                 65,440               85,173


5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows ($ in thousands):

                                                      Core Equity Fund                               Balanced Fund
                                           ------------------------------------------------------------------------------
                                                 Premium            Contracts                Premium            Contracts
-------------------------------------------------------------------------------------------------------------------------
Balance at 06/30/96                        $           6                   16          $           3                    8
Sales                                                118                  438                     47                   70
Closing Buys                                         (47)                (175)                     0                    0
Expirations                                          (39)                (134)                   (50)                 (78)
Exercised                                            (38)                (145)                     0                    0
                                           ------------------------------------------------------------------------------
Balance at 06/30/97                        $           0                    0          $           0                    0
                                           ------------------------------------------------------------------------------


6. Retail Class Summaries

The following amounts relate to items accumulated in the Statement of Assets and Liabilities, the Statement of Operations and the Statement of Changes in Net Assets (amounts in thousands):


                                             International       Capital    Mid Cap     Equity               Small Cap
                                    Emerging     Developed  Appreciation     Growth     Income      Value        Value    Balanced
                                Markets Fund          Fund          Fund       Fund       Fund       Fund         Fund        Fund
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class A                                 15            24           309        602        114      1,057          417          32
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                 22            86           143      1,401        167      1,719          705          99
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                132           193           621      2,661        431      4,333        1,314          81
----------------------------------------------------------------------------------------------------------------------------------
                                         169           303         1,073      4,664        712      7,109        2,436         212
----------------------------------------------------------------------------------------------------------------------------------

Distribution and Servicing Fees
  Class A                          $       0     $       0     $       6  $      12  $       1  $      15    $       3   $       0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                  1             2             5        104          5        101           17           2
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                  5             6            28        197         13        245           40           2
----------------------------------------------------------------------------------------------------------------------------------
                                   $       6     $       8     $      39  $     313  $      19  $     361    $      60   $       4
----------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
  From net investment income
  Class A                          $       0     $       0     $       0  $       0  $      15  $     105    $       0   $       4
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                  0             0             0          0         17         99            0          10
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                  0             0             0          0         47        247            0           8
----------------------------------------------------------------------------------------------------------------------------------
                                   $       0     $       0     $       0  $       0  $      79  $     451    $       0   $      22
----------------------------------------------------------------------------------------------------------------------------------

56 / PIMCO Funds

7. Change in Portfolio Manager for the Balanced Fund

Effective August 1, 1996, NFJ Investment Group and Cadence Capital Management replaced Parametric Portfolio Associates as managers of the common stock segment of the Balanced Fund. There was no change to the advisory fee. PIMCO continues to manage the fixed income segment of the Balanced Fund.


8. Federal Income Tax Matters

As of June 30, 1997, the Funds listed in the table below have remaining capital loss carryforwards that were realized in prior years (amounts in thousands):


                                     Capital Loss Carryforwards
                                -------------------------------------
                                Realized Losses       Acquired Losses           Expiration
------------------------------------------------------------------------------------------
Emerging Markets Fund               $    10,105           $         0             06/30/03


9. Reorganization

On September 17, 1996, the Board of Trustees approved the reorganization of certain of the funds of PIMCO Advisors Funds ("PAF"), an affiliated management investment company, into the Trust. The reorganization occurred on January 17, 1997. In conjunction with the reorganization, the name of the Trust was changed to "PIMCO Funds: Multi-Manager Series" from "PIMCO Funds: Equity Advisors Series." Certain PAF funds were acquired intact and became new Funds of the Trust. Two Funds of the Trust, the NFJ Diversified Low P/E and the Cadence Mid Cap Growth Funds, were combined with funds acquired from PAF.

     Also, as part of the reorganization, the NFJ Diversified Low P/E Fund and the Blairlogie International Active Fund were renamed Value Fund and International Developed Fund, respectively, to more accurately describe their investment styles.

     Each Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):


                                                                                                                Total
                                                       Shares       Value of   Total Net     Total Net     Net Assets      Acquired
                                                    Issued by  Shares Issued   Assets of     Assets of   of Acquiring          Fund
                                                    Acquiring   by Acquiring    Acquired     Acquiring     Fund After    Unrealized
Acquiring Fund        Acquired Fund          Date        Fund           Fund        Fund          Fund    Acquisition  Appreciation
------------------------------------------------------------------------------------------------------------------------------------

PIMCO
NFJ Diversified
Low P/E Fund          PIMCO Advisors
(renamed Value Fund)  Value Fund         01/17/97       5,988     $   80,835     $80,835       $67,334       $148,169    $    9,962

PIMCO Cadence
Mid Cap Growth Fund
(renamed Mid Cap      PIMCO Advisors
Growth Fund)          Discovery Fund     01/17/97       4,103         75,422      75,422       237,494        312,916        11,691

                                                         1997 Annual Report / 57

10. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                             Emerging Markets Fund                          International Developed Fund
                                ------------------------------------------------  ------------------------------------------------
                                  Year Ended 6/30/97  Eight Months Ended 6/30/96    Year Ended 6/30/97  Eight Months Ended 6/30/96
                                 Shares       Amount         Shares       Amount   Shares       Amount        Shares        Amount
                                ------------------------------------------------  ------------------------------------------------
Receipts for shares sold

  Institutional Class             1,007   $  12,784           2,675   $  32,382     3,568   $  43,648          1,178    $  14,180
------------------------------- ------------------------------------------------  ------------------------------------------------
  Administrative Class               26         305              33         387       140       1,683            428        5,259
------------------------------- ------------------------------------------------  ------------------------------------------------
  Class A                            16         214               0           0        39         477              0            0
------------------------------- ------------------------------------------------  ------------------------------------------------
  Class B                            28         362               0           0        87       1,057              0            0
------------------------------- ------------------------------------------------  ------------------------------------------------
  Class C                           153       2,021               0           0       228       2,759              0            0
------------------------------- ------------------------------------------------  ------------------------------------------------

Shares issued in reorganization

  Class A                             0           0               0           0         0           0              0            0
------------------------------- ------------------------------------------------  ------------------------------------------------
  Class B                             0           0               0           0         0           0              0            0
------------------------------- ------------------------------------------------  ------------------------------------------------
  Class C                             0           0               0           0         0           0              0            0
------------------------------- ------------------------------------------------  ------------------------------------------------

Issued as reinvestment of
  distributions

  Institutional Class                19         222              14         174       296       3,449            182        2,171
------------------------------- ------------------------------------------------  ------------------------------------------------
  Administrative Class                0           0               0           3        22         255              3           38
------------------------------- ------------------------------------------------  ------------------------------------------------
  Class A                             0           0               0           0         0           0              0            0
------------------------------- ------------------------------------------------  ------------------------------------------------
  Class B                             0           0               0           0         0           0              0            0
------------------------------- ------------------------------------------------  ------------------------------------------------
  Class C                             0           0               0           0         0           0              0            0
------------------------------- ------------------------------------------------  ------------------------------------------------

Cost of shares redeemed

  Institutional Class            (3,613)    (45,330)         (2,853)    (34,303)   (2,294)    (27,613)        (1,178)     (14,496)
------------------------------- ------------------------------------------------  ------------------------------------------------
  Administrative Class              (46)       (553)            (78)       (951)     (435)     (5,453)           (39)        (483)
------------------------------- ------------------------------------------------  ------------------------------------------------
  Class A                            (1)        (10)              0           0       (15)       (189)             0            0
------------------------------- ------------------------------------------------  ------------------------------------------------
  Class B                            (5)        (73)              0           0        (1)        (15)             0            0
------------------------------- ------------------------------------------------  ------------------------------------------------
  Class C                           (21)       (277)              0           0       (35)       (433)             0            0
------------------------------- ------------------------------------------------  ------------------------------------------------
Net increase (decrease)
  resulting from Fund
  share transactions             (2,437)  $ (30,335)           (209)  $  (2,308)    1,600   $  19,625            574    $   6,669
=============================== ================================================  ================================================


                                                         Capital Appreciation Fund
                                             -------------------------------------------------
                                                Year Ended 6/30/97  Eight Months Ended 6/30/96
                                               Shares       Amount         Shares      Amount
                                             -------------------------------------------------
Receipts for shares sold

   Institutional Class                          8,723    $ 165,774          5,442   $  93,460
-------------------------------------------  -------------------------------------------------
   Administrative Class                           157        3,111              0           0
-------------------------------------------  -------------------------------------------------
   Class A                                        330        6,440              0           0
-------------------------------------------  -------------------------------------------------
   Class B                                        144        2,819              0           0
-------------------------------------------  -------------------------------------------------
   Class C                                        676       13,152              0           0
-------------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class A                                          0            0              0           0
-------------------------------------------  -------------------------------------------------
   Class B                                          0            0              0           0
-------------------------------------------  -------------------------------------------------
   Class C                                          0            0              0           0
-------------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Institutional Class                          2,018       36,552            947      15,598
-------------------------------------------  -------------------------------------------------
   Administrative Class                             8          136              0           0
-------------------------------------------  -------------------------------------------------
   Class A                                          0            0              0           0
-------------------------------------------  -------------------------------------------------
   Class B                                          0            0              0           0
-------------------------------------------  -------------------------------------------------
   Class C                                          0            0              0           0
-------------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Institutional Class                         (4,708)     (90,177)        (1,070)    (18,543)
-------------------------------------------  -------------------------------------------------
   Administrative Class                           (17)        (349)             0           0
-------------------------------------------  -------------------------------------------------
   Class A                                        (21)        (415)             0           0
-------------------------------------------  -------------------------------------------------
   Class B                                         (1)         (11)             0           0
-------------------------------------------  -------------------------------------------------
   Class C                                        (55)      (1,161)             0           0
-------------------------------------------  -------------------------------------------------
Net increase (decrease) resulting from
   Fund share transactions                      7,254    $ 135,871          5,319   $  90,515
===========================================  =================================================


                                              Mid Cap Equity Fund                                 Equity Income Fund
                                ------------------------------------------------  ------------------------------------------------
                                  Year Ended 6/30/97  Eight Months Ended 6/30/96    Year Ended 6/30/97  Eight Months Ended 6/30/96
                                 Shares       Amount         Shares       Amount   Shares       Amount        Shares       Amount
                                ------------------------------------------------  ------------------------------------------------
Receipts for shares sold

   Institutional Class               42     $    575             36     $    474    1,004     $ 14,387         2,560     $ 34,285
------------------------------- -------------------------------------------------  -----------------------------------------------
   Administrative Class               0            0              0            0      142        2,032           524        6,890
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class A                            0            0              0            0      118        1,691             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                            0            0              0            0      213        3,040             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                            0            0              0            0      488        7,063             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------

Shares issued in reorganization

   Class A                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------

Issued as reinvestment of
   distributions

   Institutional Class               20          262              6           82    1,299       17,796           514        6,952
------------------------------- -------------------------------------------------  -----------------------------------------------
   Administrative Class               0            0              0            0       80        1,101            29          387
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class A                            0            0              0            0        1           13             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                            0            0              0            0        1           15             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                            0            0              0            0        3           43             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------

Cost of shares redeemed

   Institutional Class              (92)      (1,218)          (118)      (1,597)  (2,573)     (37,514)       (3,957)     (55,588)
------------------------------- -------------------------------------------------  -----------------------------------------------
   Administrative Class               0            0              0            0     (118)      (1,690)         (139)      (1,903)
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class A                            0            0              0            0       (5)         (69)            0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                            0            0              0            0      (47)        (670)            0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                            0            0              0            0      (60)        (899)            0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
Net increase (decrease)
  resulting from Fund
  share transactions                (30)    $   (381)           (76)    $ (1,041)     546     $  6,339          (469)    $ (8,977)
=============================== =================================================  ===============================================


                                                                 Value Fund
                                             -------------------------------------------------
                                                Year Ended 6/30/97  Eight Months Ended 6/30/96
                                               Shares       Amount         Shares      Amount
                                             -------------------------------------------------
Receipts for shares sold

   Institutional Class                          1,317     $ 17,251          2,925    $ 36,330
-------------------------------------------  -------------------------------------------------
   Administrative Class                             0            0              0           0
-------------------------------------------  -------------------------------------------------
   Class A                                        349        3,387              0           0
-------------------------------------------  -------------------------------------------------
   Class B                                        303        1,609              0           0
-------------------------------------------  -------------------------------------------------
   Class C                                      1,607       16,250              0           0
-------------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class A                                        843       11,374              0           0
-------------------------------------------  -------------------------------------------------
   Class B                                      1,521       20,538              0           0
-------------------------------------------  -------------------------------------------------
   Class C                                      3,624       48,923              0           0
-------------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Institutional Class                            293        3,854            207       2,397
-------------------------------------------  -------------------------------------------------
   Administrative Class                             0            0              0           0
-------------------------------------------  -------------------------------------------------
   Class A                                          7           95              0           0
-------------------------------------------  -------------------------------------------------
   Class B                                          6           86              0           0
-------------------------------------------  -------------------------------------------------
   Class C                                         16          225              0           0

Cost of shares redeemed

   Institutional Class                           (803)     (10,770)           (53)       (637)
-------------------------------------------  -------------------------------------------------
   Administrative Class                             0            0              0           0
-------------------------------------------  -------------------------------------------------
   Class A                                       (142)      (1,972)             0           0
-------------------------------------------  -------------------------------------------------
   Class B                                       (112)      (1,562)             0           0
-------------------------------------------  -------------------------------------------------
   Class C                                       (913)     (12,509)             0           0
-------------------------------------------  -------------------------------------------------
Net increase (decrease) resulting from
   Fund share transactions                      7,916     $ 96,779          3,079    $ 38,090
===========================================  =================================================

58 / PIMCO Funds


                                                 Mid Cap Growth Fund                           Micro Cap Growth Fund
                                ------------------------------------------------  ------------------------------------------------
                                  Year Ended 6/30/97  Eight Months Ended 6/30/96    Year Ended 6/30/97  Eight Months Ended 6/30/96
                                 Shares       Amount         Shares       Amount   Shares       Amount        Shares       Amount
                                ------------------------------------------------  ------------------------------------------------
Receipts for shares sold

   Institutional Class            3,798    $  71,437          3,438    $  65,496    4,050    $  72,696         1,333    $  21,977
------------------------------- -------------------------------------------------  -----------------------------------------------
   Administrative Class              47          878             14          266      135        2,434            40          707
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class A                          133          673              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                          277        1,840              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                          792        8,401              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------

Shares issued in reorganization

   Class A                          618       11,363              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                        1,223       22,472              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                        2,262       41,587              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------

Issued as reinvestment of
   distributions

   Institutional Class            2,481       42,923            301        5,548      572        9,931            88        1,379
------------------------------- -------------------------------------------------  -----------------------------------------------
   Administrative Class              15          261              2           27        7          121             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class A                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------

Cost of shares redeemed

   Institutional Class           (3,791)     (72,699)        (2,281)     (42,836)    (899)     (15,697)       (1,411)     (24,322)
------------------------------- -------------------------------------------------  -----------------------------------------------
   Administrative Class             (15)        (280)           (10)        (182)     (66)      (1,174)           (9)        (166)
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class A                         (149)      (2,743)             0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                          (99)      (1,818)             0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                         (392)      (7,250)             0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
Net increase (decrease)
  resulting from Fund
  share transactions              7,200    $ 117,045          1,464    $  28,319    3,799    $  68,311            41    $    (425)
=============================== =================================================  ===============================================



                                             Small Cap Growth Fund                                  Core Equity Fund
                                ------------------------------------------------  ------------------------------------------------
                                  Year Ended 6/30/97  Eight Months Ended 6/30/96    Year Ended 6/30/97  Eight Months Ended 6/30/96
                                 Shares       Amount         Shares       Amount   Shares       Amount        Shares       Amount
                                ------------------------------------------------  ------------------------------------------------
Receipts for shares sold

   Institutional Class              688    $  10,629            238    $   4,731      116    $   1,642           162    $   2,105
------------------------------- -------------------------------------------------  -----------------------------------------------
   Administrative Class               0            1             22          437      671        9,341         1,313       17,158
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class A                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------

Shares issued in reorganization

   Class A                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------

Issued as reinvestment of
   distributions

   Institutional Class            1,056       12,306            239        4,655       21          286             5           73
------------------------------- -------------------------------------------------  -----------------------------------------------
   Administrative Class               1           10              2           55      137        1,878            52          652
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class A                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------

Cost of shares redeemed

   Institutional Class             (835)     (11,800)        (2,414)     (49,237)    (493)      (6,861)           (9)        (118)
------------------------------- -------------------------------------------------  -----------------------------------------------
   Administrative Class              (6)        (120)           (45)        (914)  (1,397)     (19,716)         (825)     (10,789)
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class A                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
Net increase (decrease)
  resulting from Fund
  share transactions                904    $  11,026         (1,958)   $ (40,273)    (945)   $ (13,430)          698    $   9,081
=============================== =================================================  ===============================================


                                             Small Cap Value Fund                                 Enhanced Equity Fund
                                ------------------------------------------------  ------------------------------------------------
                                  Year Ended 6/30/97  Eight Months Ended 6/30/96    Year Ended 6/30/97  Eight Months Ended 6/30/96
                                 Shares       Amount         Shares       Amount   Shares       Amount        Shares       Amount
                                ------------------------------------------------  ------------------------------------------------
Receipts for shares sold

   Institutional Class              395    $   5,653            201    $   2,712      761    $  11,801         2,985    $  44,945
------------------------------- -------------------------------------------------  -----------------------------------------------
   Administrative Class              90        1,269            437        5,755        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class A                          422        6,136              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                          743       10,821              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                        1,351       19,512              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------

Shares issued in reorganization

   Class A                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------

Issued as reinvestment of
   distributions

   Institutional Class              368        4,969            192        2,501    1,245       17,302           210        3,136
------------------------------- -------------------------------------------------  -----------------------------------------------
   Administrative Class              55          741             27          355        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class A                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                            0            0              0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------

Cost of shares redeemed

   Institutional Class             (612)      (8,698)        (1,028)     (13,943)  (4,525)     (67,468)       (3,078)     (47,401)
------------------------------- -------------------------------------------------  -----------------------------------------------
   Administrative Class             (82)      (1,177)          (152)      (2,006)       0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class A                           (5)         (78)             0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class B                          (38)        (588)             0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
   Class C                          (37)        (535)             0            0        0            0             0            0
------------------------------- -------------------------------------------------  -----------------------------------------------
Net increase (decrease)
  resulting from Fund
  share transactions              2,650    $  38,025           (323)   $  (4,626)  (2,519)   $ (38,365)          117    $     680
=============================== =================================================  ===============================================

                                                               Balanced Fund
                                             -------------------------------------------------
                                                Year Ended 6/30/97  Eight Months Ended 6/30/96
                                               Shares       Amount         Shares      Amount
                                             -------------------------------------------------
Receipts for shares sold

   Institutional Class                            926     $ 10,421            821    $  9,459
-------------------------------------------  -------------------------------------------------
   Administrative Class                             0            0              0           0
-------------------------------------------  -------------------------------------------------
   Class A                                         32          354              0           0
-------------------------------------------  -------------------------------------------------
   Class B                                        102        1,113              0           0
-------------------------------------------  -------------------------------------------------
   Class C                                         89          969              0           0
-------------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class A                                          0            0              0           0
-------------------------------------------  -------------------------------------------------
   Class B                                          0            0              0           0
-------------------------------------------  -------------------------------------------------
   Class C                                          0            0              0           0
-------------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Institutional Class                          1,158       12,237            704       8,025
-------------------------------------------  -------------------------------------------------
   Administrative Class                             0            0              0           0
-------------------------------------------  -------------------------------------------------
   Class A                                          0            3              0           0
-------------------------------------------  -------------------------------------------------
   Class B                                          1            9              0           0
-------------------------------------------  -------------------------------------------------
   Class C                                          1            7              0           0
-------------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Institutional Class                         (3,794)     (43,185)          (538)     (6,199)
-------------------------------------------  -------------------------------------------------
   Administrative Class                             0            0              0           0
-------------------------------------------  -------------------------------------------------
   Class A                                          0           (4)             0           0
-------------------------------------------  -------------------------------------------------
   Class B                                         (4)         (44)             0           0
-------------------------------------------  -------------------------------------------------
   Class C                                         (8)         (90)             0           0
-------------------------------------------  -------------------------------------------------
Net increase (decrease) resulting from
   Fund share transactions                     (1,497)    $(18,210)           987    $ 11,285
===========================================  =================================================

                                                         1997 Annual Report / 59

Report of Independent Accountants


              To the Trustees and Shareholders of the
              PIMCO Funds: Multi-Manager Series

              In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Fund, International Developed Fund, Capital Appreciation Fund, Mid Cap Growth Fund, Micro Cap Growth Fund, Small Cap Growth Fund, Core Equity Fund, Mid Cap Equity Fund, Equity Income Fund, Value Fund, Small Cap Value Fund, Enhanced Equity Fund and Balanced Fund (each a Fund of PIMCO Funds: Multi-Manager Series, hereafter referred to as the "Funds") at June 30, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



              Price Waterhouse LLP
              Kansas City, Missouri
              August 15, 1997




60 / PIMCO Funds

Shareholder Vote (unaudited)


Special meetings of shareholders were held on December 20, 1996, and January 8, 1997, to vote on the following resolutions:

1. Election of eight additional Trustees. The following Trustees were recommended for election: E. Philip Cannon, Donald P. Carter, Gary A. Childress, Gary L. Light, Robert A. Prindiville, Joel Segall, W. Bryant Stooks and Gerald
M. Thorne. The following Trustees continue to serve the Trust: William D. Cvengros, Richard L. Nelson, Lyman W. Porter and Alan Richards.

2. The Cadence Mid Cap Growth Fund will acquire the assets (subject to the liabilities) of the Discovery Fund, a series of PIMCO Advisors Funds ("PAF"). The NFJ Diversified Low P/E Fund will acquire the assets (subject to the liabilities) of the Value Fund, a series of PAF.

3. Approve Addendum to the Portfolio Management Agreement. Reallocate investment advisory fees paid to PIMCO Advisors L.P. ("the Advisor") between the Advisor and each of the portfolio managers.

4. Approve Second Amended and Restated Declaration of Trust. The Declaration states that shareholder voting requirements will be provided for in the provisions of the proposed Bylaws adopted by the Trustees, eliminate the requirement of a shareholder vote with respect to consolidations or mergers of the Trust, allows the Trustees to assign certain preferences and special or relative rights and privileges (including conversion rights, if any) to the classes of the Trust, eliminate the provision of "reasonable and fair" for advisory and distribution contracts entered into with certain interested parties of the Trust and retain the requirement that the contracts remain subject to the requirements of the Investment Company Act of 1940, and clarifies the procedures for determining whether parties are entitled to indemnification by the Trust.

5. Approve the Administrative Class Distribution Plan. Under the terms of the Plan, the Trust will reimburse brokers and other service organizations for costs and expenses incurred in connection with the distribution and marketing of the Administrative Class shares and/or the provision of shareholder services to its customers that invest in the Funds.

Shareholders adopted all resolutions, except for Resolution 5 which was not adopted by the shareholders of the Cadence Capital Appreciation Fund, Cadence Small Cap Growth Fund and the Blairlogie Emerging Markets Fund.

The voting on each resolution is summarized below:


                                                      Resolution 1
-------------------------------------------------------------------------------
                                               For                 Withheld
-------------------------------------------------------------------------------
E. Philip Cannon                        57,405,747                  129,451
Donald P. Carter                        57,405,747                  129,451
Gary A. Childress                       57,405,747                  129,451
Gary L. Light                           57,405,747                  129,451
Robert A. Prindiville                   57,417,947                  117,250
Joel Segall                             57,010,964                  524,233
W. Bryant Stooks                        57,405,747                  129,451
Gerald M. Thorne                        57,405,747                  129,451
-------------------------------------------------------------------------------

                                                          Resolution 2
-----------------------------------------------------------------------------------------
                                                                              Broker
                                               For     Against    Abstain  Non-Votes
-----------------------------------------------------------------------------------------
NFJ Diversified Low P/E Fund             3,563,807         161       5,813       525
Cadence Mid Cap Growth Fund              6,125,657       4,053         570    23,439

                                                           Resolution 3
----------------------------------------------------------------------------------------
                                                                              Broker
                                               For     Against    Abstain   Non-Votes
----------------------------------------------------------------------------------------
NFJ Equity Income Fund                    4,324,360      14,756     15,001         0
NFJ Diversified Low P/E Fund              3,560,691          94      5,813     3,708
NFJ Small Cap Value Fund                  1,326,551           0      5,235         0
Cadence Capital Appreciation Fund        14,313,578     908,626    109,950         0
Cadence Mid Cap Growth Fund               6,149,096       4,053        570    23,439
Cadence Micro Cap Growth Fund             3,536,653       9,159     12,186         0
Cadence Small Cap Growth Fund             1,167,224       3,790          0         0
Columbus Circle Investors Core
    Equity Fund                           2,798,640           0      2,673         0
Columbus Circle Investors Mid Cap
    Equity Fund                             478,678           0        633         0
Parametric Enhanced Equity Fund           3,839,764           0     15,960         0
Blairlogie Emerging Markets Fund          4,238,889      23,349     36,439         0
Blairlogie International Active Fund      4,793,969       4,033      4,715         0
Balanced Fund  (NFJ Addendum)             4,758,053           0     12,693         0
Balanced Fund (Cadence Addendum)          4,755,416       2,637     12,693         0

                                                          Resolution 4
----------------------------------------------------------------------------------------
                                                                               Broker
                                               For     Against    Abstain   Non-Votes
----------------------------------------------------------------------------------------
NFJ Equity Income Fund                    4,227,369      21,829     15,700     89,218
NFJ Diversified Low P/E Fund              3,559,510          94      5,813      4,889
NFJ Small Cap Value Fund                  1,326,201           0      5,235        350
Cadence Capital Appreciation Fund        10,756,595   1,418,188    118,236  3,025,336
Cadence Mid Cap Growth Fund               6,124,869       4,841        570          0
Cadence Micro Cap Growth Fund             2,665,179      11,236     12,149    863,922
Cadence Small Cap Growth Fund             1,167,224       3,790          0          0
Columbus Circle Investors Core
    Equity Fund                           2,798,640           0      2,672          0
Columbus Circle Investors Mid Cap
    Equity Fund                             478,678           0        633          0
Parametric Enhanced Equity Fund           3,839,764           0     15,960          0
Blairlogie Emerging Markets Fund          3,265,118      26,693     33,658  1,378,527
Blairlogie International Active Fund      4,398,987       5,859      4,150    393,722
Balanced Fund                             4,755,416       2,637     12,693          0
                                                           Resolution 5
------------------------------------------------------------------------------------------
                                                                               Broker
                                               For     Against    Abstain   Non-Votes
------------------------------------------------------------------------------------------
NFJ Equity Income Fund                      418,547           0          0    10,270
NFJ Small Cap Value Fund                    306,741           0          0     1,255
Cadence Capital Appreciation Fund               886           0          0     4,667
Cadence Mid Cap Growth Fund                  48,900           0          0     8,939
Cadence Micro Cap Growth Fund                51,948           0          0         0
Cadence Small Cap Growth Fund                     0           0          0     5,313
Columbus Circle Investors Core
    Equity Fund                           2,203,401           0          0         0
Blairlogie Emerging Markets Fund              5,184           0          0    19,689
Blairlogie International Active Fund        286,674           0          0   183,042

                                                         1997 Annual Report / 61

Federal Income Tax Information (unaudited)


               As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 1997) regarding the status of the dividend received deduction for corporations.

               Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of each Fund's fiscal 1997 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

               Capital Appreciation Fund                      42.81%
               Mid Cap Growth Fund                            66.85%
               Small Cap Growth                               10.48%
               Core Equity Fund                               15.11%
               Mid Cap Equity Fund                             5.64%
               Equity Income Fund                             60.76%
               Value Fund                                     39.30%
               Small Cap Value Fund                           40.96%
               Enhanced Equity Fund                           51.23%
               Balanced Fund                                  13.56%

              Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 1998, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1997.

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



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

Trustees and Officers
      William D. Cvengros, Chairman and Trustee
      Stephen J. Treadway, President, Chief Executive Officer and Trustee
      E. Philip Cannon, Trustee
      Donald P. Carter, Trustee
      Gary A. Childress, Trustee
      Gary L. Light, Trustee
      Richard Nelson, Trustee
      Lyman W. Porter, Trustee
      Robert A. Prindiville, Trustee
      Alan Richards, Trustee
      Joel Segall, Trustee
      W. Bryant Stooks, Trustee
      Gerald M. Thorne, Trustee
      Newton B. Schott, Jr., Secretary
      John P. Hardaway, Treasurer

Investment Advisor
      PIMCO Advisors L.P.
      840 Newport Center Drive, Suite 360
      Newport Beach, California 92660

Administrator
      Pacific Investment Management Company
      840 Newport Center Drive, Suite 360
      Newport Beach, California 92660

Transfer Agent and Custodian
      Investors Fiduciary Trust Company
      127 West 10th Street
      Kansas City, Missouri 64105

Counsel
      Ropes & Gray
      One International Place
      Boston, Massachusetts 02110

Independent Accountants
      Price Waterhouse LLP
      1055 Broadway
      Kansas City, Missouri 64105

--------------------------------------




P I M C O

840 Newport Center Drive, Suite 360
Newport Beach, CA 92660
800.927.4648

--------------------------------------



This report is submitted for the general information of the shareholders of the PIMCO Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.